                                     PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                                 A Prudential Financial Company
                                        751 Broad Street, Newark, NJ 07102-3777

 PRUDENTIAL PREMIER(R) ADVISOR/SM/ VARIABLE ANNUITY SERIES ("ADVISOR SERIES")

 Flexible Premium Deferred Annuity
 PROSPECTUS: AUGUST 20, 2012

 This prospectus describes a flexible premium deferred annuity offered by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), which we refer to in this prospectus as the "Annuity" or the "Advisor Series". The Annuity described in this prospectus is designed for investors who have hired an investment advisor to provide advice about allocating Account Value within the Annuity. The Annuity may be offered as an individual annuity contract or as an interest in a group annuity. The Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. Financial Professionals may be compensated for the sale of the Annuity. Selling broker-dealer firms through which the Annuity is sold may decline to recommend to their customers certain of the optional features and Investment Options offered generally under the Annuity or may impose restrictions (e.g., a lower maximum issue age for certain optional benefits). Please speak to your Financial Professional for further details. The guarantees provided by the optional benefits are the obligations of and subject to the claims paying ability of Pruco Life of New Jersey. Certain terms are capitalized in this prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section.

 THE SUB-ACCOUNTS
 The Pruco Life of New Jersey Flexible Premium Variable Annuity Account is a Separate Account of Pruco Life of New Jersey, and is the investment vehicle in which your Purchase Payments invested in the Sub-accounts are held. Each Sub-account of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account invests in an underlying mutual fund - see the following page for a complete list of the Sub-accounts. Currently, portfolios of Advanced Series Trust and ProFunds VP are being offered. Certain Sub-accounts are not available if you participate in an optional living benefit - see "Limitations With Optional Benefits" later in this prospectus for details.

 PLEASE READ THIS PROSPECTUS
 This prospectus sets forth information about the Annuity that you ought to know before investing. Please read this prospectus and the current prospectus for the underlying mutual funds. Keep them for future reference. If you are purchasing the Annuity as a replacement for an existing variable annuity or variable life coverage, or a fixed insurance policy, you should consider any surrender or penalty charges you may incur and any benefits you may also be forfeiting when replacing your existing coverage. Please note that if you are investing in this Annuity through a tax-advantaged retirement plan (such as an Individual Retirement Account or 401(k) plan), you will get no additional tax advantage through the Annuity itself.

 AVAILABLE INFORMATION
 We have also filed a Statement of Additional Information dated the same date as this prospectus that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described at the end of this prospectus - see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see the section of this prospectus entitled "How to Contact Us" for our Service Office address.

 This Annuity is NOT a deposit or obligation of, or issued, guaranteed or endorsed by, any bank, is NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Money Market Sub-account.

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 THIS SECURITY HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
 THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICE MARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE/SM/ OR (R) SYMBOLS.
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       FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE
                     AT HTTP://WWW.PRUDENTIALANNUITIES.COM

               Prospectus Dated:         Statement of Additional
               August 20, 2012                Information dated:
                                                 August 20, 2012

  PLEASE SEE OUR IRA, ROTH IRA AND FINANCIAL DISCLOSURE STATEMENTS ATTACHED TO
                       THE BACK COVER OF THIS PROSPECTUS.

                          VARIABLE INVESTMENT OPTIONS

 Advanced Series Trust
   AST Academic Strategies Asset Allocation Portfolio /1/
   AST Advanced Strategies Portfolio /1/
   AST Balanced Asset Allocation Portfolio /1/
   AST BlackRock Global Strategies Portfolio /1/
   AST BlackRock Value Portfolio /3/
   AST Bond Portfolio 2017 /2/
   AST Bond Portfolio 2018 /2/
   AST Bond Portfolio 2019 /2/
   AST Bond Portfolio 2020 /2/
   AST Bond Portfolio 2021 /2/
   AST Bond Portfolio 2022 /2/
   AST Bond Portfolio 2023 /2/
   AST Capital Growth Asset Allocation Portfolio /1/
   AST CLS Moderate Asset Allocation Portfolio /1/
   AST Cohen & Steers Realty Portfolio /3/
   AST Federated Aggressive Growth Portfolio /1/
   AST FI Pyramis(R) Asset Allocation Portfolio /1/
   AST First Trust Balanced Target Portfolio /1/
   AST First Trust Capital Appreciation Target Portfolio /1/
   AST Franklin Templeton Founding Funds Allocation Portfolio /1/
   AST Global Real Estate Portfolio /3/
   AST Goldman Sachs Concentrated Growth Portfolio /3/
   AST Goldman Sachs Large-Cap Value Portfolio /3/
   AST Goldman Sachs Mid-Cap Growth Portfolio /3/
   AST Goldman Sachs Small-Cap Value Portfolio /3/
   AST High Yield Portfolio /3/
   AST Horizon Moderate Asset Allocation Portfolio /1/
   AST International Growth Portfolio /3/
   AST International Value Portfolio /3/
   AST Investment Grade Bond Portfolio /2/
   AST Jennison Large-Cap Growth Portfolio /3/
   AST Jennison Large-Cap Value Portfolio /3/
   AST J.P. Morgan Global Thematic Portfolio /1/
   AST JPMorgan International Equity Portfolio /3/
   AST JPMorgan Strategic Opportunities Portfolio /1/
   AST Large-Cap Value Portfolio /3/
   AST Lord Abbett Core-Fixed Income Portfolio /3/
   AST Marsico Capital Growth Portfolio /3/
   AST MFS Global Equity Portfolio /3/
   AST MFS Growth Portfolio /3/
   AST MFS Large-Cap Value Portfolio /3/
   AST Mid-Cap Value Portfolio /3/
   AST Money Market Portfolio /3/
   AST Neuberger Berman Core Bond Portfolio /3/
   AST Neuberger Berman Mid-Cap Growth Portfolio /3/
   AST Neuberger Berman/LSV Mid-Cap Value Portfolio /3/
   AST New Discovery Asset Allocation Portfolio /1/
   AST Parametric Emerging Markets Equity Portfolio /3/
   AST PIMCO Limited Maturity Bond Portfolio /3/
   AST PIMCO Total Return Bond Portfolio /3/
   AST Preservation Asset Allocation Portfolio /1/
   AST Prudential Core Bond Portfolio /3/
   AST QMA US Equity Alpha Portfolio /3/
   AST Quantitative Modeling Portfolio /4/
   AST Schroders Global Tactical Portfolio /1/
   AST Schroders Multi-Asset World Strategies Portfolio /1/
   AST Small-Cap Growth Portfolio /3/
   AST Small-Cap Value Portfolio /3/
   AST T. Rowe Price Asset Allocation Portfolio /1/
   AST T. Rowe Price Equity Income Portfolio /3/
   AST T. Rowe Price Global Bond Portfolio /3/
   AST T. Rowe Price Large-Cap Growth Portfolio /3/
   AST T. Rowe Price Natural Resources Portfolio /3/
   AST Wellington Management Hedged Equity Portfolio /1/
   AST Western Asset Core Plus Bond Portfolio /3/
   AST Western Asset Emerging Markets Debt Portfolio /4/

 ProFunds VP Portfolios
   Consumer Goods /3/
   Consumer Services /3/
   Financials /3/
   Health Care /3/
   Industrials /3/
   Large-Cap Growth /3/
   Large-Cap Value /3/
   Mid-Cap Growth /3/
   Mid-Cap Value /3/
   Real Estate /3/
   Small-Cap Growth /3/
   Small-Cap Value /3/
   Telecommunications /3/
   Utilities /3/

 (1)Available with all living and death benefits.
 (2)Not available for Purchase Payments or contract owner transfers.
 (3)Not available with HDI 2.0 Suite of benefits.
 (4)Not available if you purchase any optional benefit.

                                   CONTENTS

GLOSSARY OF TERMS...............................................................  1

SUMMARY OF CONTRACT FEES AND CHARGES............................................  3

EXPENSE EXAMPLES................................................................  9

SUMMARY......................................................................... 10

INVESTMENT OPTIONS.............................................................. 12

 VARIABLE INVESTMENT OPTIONS.................................................... 12
 LIMITATIONS WITH OPTIONAL BENEFITS............................................. 28

FEES, CHARGES AND DEDUCTIONS.................................................... 31

 ANNUITY PAYMENT OPTION CHARGES................................................. 32
 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES...................................... 32

PURCHASING YOUR ANNUITY......................................................... 33

 REQUIREMENTS FOR PURCHASING THE ANNUITY........................................ 33
 DESIGNATION OF OWNER, ANNUITANT AND BENEFICIARY................................ 34
 RIGHT TO CANCEL................................................................ 35
 SCHEDULED PAYMENTS DIRECTLY FROM A BANK ACCOUNT................................ 35
 SALARY REDUCTION PROGRAMS...................................................... 35

MANAGING YOUR ANNUITY........................................................... 36

 CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS........................ 36

MANAGING YOUR ACCOUNT VALUE..................................................... 37

 DOLLAR COST AVERAGING PROGRAMS................................................. 37
 AUTOMATIC REBALANCING PROGRAMS................................................. 37
 AUTHORIZATION OF A THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT......... 37
 FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS.......... 38
 RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS........................... 38

ACCESS TO ACCOUNT VALUE......................................................... 40

 TYPES OF DISTRIBUTIONS AVAILABLE TO YOU........................................ 40
 TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NON-QUALIFIED ANNUITIES................ 40
 SYSTEMATIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD.......... 40
 SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE. 40
 REQUIRED MINIMUM DISTRIBUTIONS................................................. 41

SURRENDERS...................................................................... 42

 SURRENDER VALUE................................................................ 42

ANNUITY OPTIONS................................................................. 42

LIVING BENEFITS................................................................. 44

 HIGHEST DAILY LIFETIME(R) INCOME 2.0 BENEFIT................................... 45
 SPOUSAL HIGHEST DAILY LIFETIME(R) INCOME 2.0 BENEFIT........................... 56
 HIGHEST DAILY LIFETIME(R) INCOME 2.0 BENEFIT WITH HIGHEST ANNUAL DEATH BENEFIT. 64
 SPOUSAL HIGHEST DAILY LIFETIME(R) INCOME 2.0 WITH HIGHEST ANNUAL DEATH BENEFIT. 73
 GUARANTEED RETURN OPTION/SM/ PLUS II (GRO PLUS II)/SM/......................... 81
 HIGHEST DAILY/SM/ GUARANTEED RETURN OPTION/SM/ II (HD GRO/SM/ II).............. 86

DEATH BENEFITS.................................................................. 91

 TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT...................................... 91
 MINIMUM DEATH BENEFIT.......................................................... 92
 OPTIONAL DEATH BENEFIT......................................................... 92
 PAYMENT OF DEATH BENEFITS...................................................... 94

VALUING YOUR INVESTMENT......................................................... 96

 VALUING THE SUB-ACCOUNTS....................................................... 96
 PROCESSING AND VALUING TRANSACTIONS............................................ 96

TAX CONSIDERATIONS.............................................................. 98

                                      (i)


OTHER INFORMATION........................................................................ 107

 PRUCO LIFE OF NEW JERSEY AND THE SEPARATE ACCOUNT....................................... 107
 LEGAL STRUCTURE OF THE UNDERLYING FUNDS................................................. 109
 DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE OF NEW JERSEY........................... 110
 FINANCIAL STATEMENTS.................................................................... 113
 INDEMNIFICATION......................................................................... 113
 LEGAL PROCEEDINGS....................................................................... 113
 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION..................................... 114
 HOW TO CONTACT US....................................................................... 114

APPENDIX A - ACCUMULATION UNIT VALUES.................................................... A-1

APPENDIX B - HIGHEST DAILY LIFETIME 6 PLUS INCOME AND SPOUSAL HIGHEST DAILY LIFETIME 6
  PLUS INCOME - OFFERED FOR SALE: MARCH 15, 2010 TO JANUARY 23, 2011..................... B-1

APPENDIX C - HIGHEST DAILY LIFETIME INCOME AND SPOUSAL HIGHEST DAILY LIFETIME INCOME -
  OFFERED FOR SALE: JANUARY 24, 2011 TO AUGUST 19, 2012.................................. C-1

APPENDIX D - FORMULA FOR GRO PLUS II..................................................... D-1

APPENDIX E - FORMULA FOR HIGHEST DAILY GRO II............................................ E-1

APPENDIX F - FORMULA FOR HIGHEST DAILY LIFETIME INCOME 2.0 SUITE, HIGHEST DAILY LIFETIME
  INCOME SUITE AND HIGHEST DAILY LIFETIME 6 PLUS SUITE OF LIVING BENEFITS................ F-1

                                     (ii)

                               GLOSSARY OF TERMS

 We set forth here definitions of some of the key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.

 Account Value: The total value of all allocations to the Sub-accounts on any Valuation Day. The Account Value is determined separately for each Sub-account and then totaled to determine the Account Value for your entire Annuity.

 Accumulation Period: The period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date.

 Annuitant: The natural person upon whose life annuity payments made to the Owner are based.

 Annuitization: Annuitization is the process by which you "annuitize" your Account Value. When you annuitize, we apply the Account Value to one of the available annuity options to begin making periodic payments to the Owner.

 Annuity Date: The date on which we apply your Account Value to the applicable annuity option and begin the payout period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the "Latest Annuity Date."

 Annuity Year: The first Annuity Year begins on the Issue Date and continues through and includes the day immediately preceding the first anniversary of the Issue Date. Subsequent Annuity Years begin on the anniversary of the Issue Date and continue through and include the day immediately preceding the next anniversary of the Issue Date.

 Beneficiary(ies): The natural person(s) or entity(ies) designated as the recipient(s) of the Death Benefit or to whom any remaining period certain payments may be paid in accordance with the annuity payout options section of this Annuity.

 Beneficiary Annuity: You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the requirements discussed in this prospectus. You may transfer the proceeds of the decedent's account into the Annuity described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a non-qualified Beneficiary Annuity.

 Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.

 Due Proof of Death: Due Proof of Death is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds; and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Free Look: The right to examine your Annuity, during a limited period of time, to decide if you want to keep it or cancel it. In addition, there is a different Free Look period that applies if your Annuity is held within an IRA. In your Annuity contract, your Free Look right is referred to as your "Right to Cancel."

 Good Order: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Office: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or
 (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.

 Investment Option: A Subaccount or other option available as of any given time to which Account Value may be allocated.

 Issue Date: The effective date of your Annuity.

 Key Life: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine the required distributions.

 Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. In certain states, with an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity that has the rights and benefits designated to the "participant" in the certificate. Thus, an Owner who is a participant has rights that are comparable to those of the Owner of an individual annuity contract.

 Purchase Payment: A cash consideration in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity.

 Service Office: The place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Office at any time, and will notify you in advance of any such change of address. Please see the section of this prospectus entitled "How to Contact Us" for the Service Office address.

 Separate Account: Referred to as the "Variable Separate Account" in your Annuity, this is the variable Separate Account(s) shown in the Annuity.

 Sub-account: A division of the Separate Account.

 Surrender Value: The Account Value less any applicable tax charges, any charges assessable as a deduction from the Account Value for any optional benefits provided by rider or endorsement, and any Annual Maintenance Fee.

 Unit: A share of participation in a Sub-account used to calculate your Account Value prior to the Annuity Date.

 Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

 we, us, our: Pruco Life Insurance Company of New Jersey.

 you, your: The Owner(s) shown in the Annuity.

                     SUMMARY OF CONTRACT FEES AND CHARGES

 The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Annuity. The first table describes the fees and expenses (if any) that you will pay at the time you surrender the Annuity, take a partial withdrawal, or transfer Account Value between the Investment Options.

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                      ANNUITY OWNER TRANSACTION EXPENSES
                     -------------------------------------

 SALES CHARGE: There is no contingent deferred sales charge or other sales load applicable to the Advisor Series.

 TRANSFER FEE: $10. Currently, we deduct the fee after the 20/th/ transfer each Annuity Year.

 The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying portfolio annual expenses. These fees and charges are described in more detail within this prospectus.

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                           PERIODIC FEES AND CHARGES
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               FEE/CHARGE                            ADVISOR SERIES
 Annual Maintenance Fee /1,3/             Lesser of $30 or 2% of Account Value
                                          -------------------------------------
 Mortality & Expense Risk Charge                         0.40%
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 Administration Charge                                   0.15%
 ------------------------------------------------------------------------------
 Total Annualized Insurance Charge /2,3/                 0.55%
 ------------------------------------------------------------------------------

 1 Assessed annually on the Annuity's anniversary date or upon surrender. Only applicable if the sum of the Purchase Payments at the time the fee is due is less than $100,000.
 2 The Insurance Charge is the combination of Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is deducted daily from the Sub-accounts only.
 3 For Beneficiaries who elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value and is only applicable if Account Value is less than $25,000 at the time the fee is assessed. For Beneficiaries who elect the Beneficiary Continuation Option, the Mortality and Expense and Administration Charges do not apply. However, a Settlement Service Charge equal to 1.00% is assessed as a percentage of the daily net assets of the Sub-accounts as an annual charge.

 The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above. The first column shows the charge for each optional benefit on a maximum and current basis. The next column shows the total expenses you would pay for the Annuity if you purchased the relevant optional benefit. More specifically, this column shows the total charge for the optional benefit plus the Total Annualized Insurance Fees/Charges applicable to the Annuity (as shown in the prior table). Where the charges cannot actually be totaled (because they are assessed against different base values), we show both individual charges.

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                   YOUR OPTIONAL BENEFIT FEES AND CHARGES
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                OPTIONAL BENEFIT             ANNUALIZED        TOTAL
                                              OPTIONAL        CHARGE
                                             BENEFIT FEE/
                                             CHARGE /4/
      -------------------------------------------------------------------
      HIGHEST DAILY LIFETIME INCOME
      2.0 (assessed against greater of
      Account Value and Protected
      Withdrawal Value)

      Maximum Charge/5/                         2.00%      0.55% + 2.00%
      Current Charge                            1.00%      0.55% + 1.00%
      -------------------------------------------------------------------
      SPOUSAL HIGHEST DAILY LIFETIME INCOME
      2.0 (assessed against greater of
      Account Value and Protected
      Withdrawal Value)
      Maximum Charge/5/                         2.00%      0.55% + 2.00%
      Current Charge                            1.10%      0.55% + 1.10%
      -------------------------------------------------------------------
      HIGHEST DAILY LIFETIME INCOME 2.0
      WITH HIGHEST ANNUAL DEATH
      BENEFIT (assessed against greater of
      Account Value and Protected
      Withdrawal Value)

      Maximum Charge/5 /                        2.00%      0.55% + 2.00%
      Current Charge                            1.40%      0.55% + 1.40%
      -------------------------------------------------------------------
      SPOUSAL HIGHEST DAILY LIFETIME INCOME
      2.0 WITH HIGHEST ANNUAL DEATH BENEFIT
      (assessed against greater of Account
      Value and Protected Withdrawal Value)

      Maximum Charge/5 /                        2.00%      0.55% + 2.00%
      Current Charge                            1.50%      0.55% + 1.50%
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      HIGHEST DAILY LIFETIME INCOME AND
      SPOUSAL HIGHEST DAILY LIFETIME
      INCOME/ 7/
      (assessed against greater of Account
      Value and Protected Withdrawal Value)
      Maximum Charge /5/                        1.50%       .55% + 1.50%
      Current Charge                            0.95%       .55% + 0.95%
      -------------------------------------------------------------------
      HIGHEST DAILY LIFETIME 6 PLUS INCOME/
      8/
      (assessed against greater of Account
      Value and Protected Withdrawal Value)
      Maximum Charge /5/                        1.50%      0.55% + 1.50%
      Current Charge                            0.85%      0.55% + 0.85%
      -------------------------------------------------------------------
      SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS
      INCOME/ 8/
      (assessed against greater of Account
      Value and Protected Withdrawal Value)
      Maximum Charge /5/                        1.50%      0.55% + 1.50%
      Current Charge                            0.95%      0.55% + 0.95%
      -------------------------------------------------------------------
      GUARANTEED RETURN OPTION PLUS II (GRO
      PLUS II)
      (assessed as a percentage of the
      average daily net assets of the
      Sub-accounts)
      Charge /6/                                0.60%          1.15%
      -------------------------------------------------------------------
      HIGHEST DAILY GUARANTEED RETURN
      OPTION II (HD GRO II)
      (assessed as a percentage of the
      average daily net assets of the
      Sub-accounts)
      Charge /6/                                0.60%          1.15%
      -------------------------------------------------------------------
      HIGHEST ANNIVERSARY VALUE DEATH
      BENEFIT ("HAV")
      (assessed as a percentage of the
      average daily net assets of the
      Sub-accounts)
      Charge /6/                                0.40%          0.95%
      -------------------------------------------------------------------

 (4)The charge for each of Highest Daily Lifetime Income Suite of Benefits listed above is assessed against the greater of Account Value and Protected Withdrawal Value (PWV). The charge for each of GRO Plus II, Highest Daily GRO II, and Highest Anniversary Value Death Benefit is assessed as a percentage of the average daily net assets of the Sub-accounts.

 How the Optional Benefit Fees and Charges are Determined

    For Highest Daily Lifetime Income Suite of Benefits listed above: The charge is taken out of the Sub-accounts. The current optional benefit charge is in addition to the .55% annualized charge of amounts invested in the Sub-accounts. The charge for each of GRO Plus II, Highest Daily GRO II, and Highest Anniversary Value Death Benefit is assessed as a percentage of the average daily net assets of the Sub-accounts.
    Highest Daily Lifetime Income 2.0: 1.00% current optional benefit charge is in addition to 0.55% annualized charge of amounts invested in the Sub-accounts for base Annuity.
    Spousal Highest Daily Lifetime Income 2.0: 1.10% current optional benefit charge is in addition to 0.55% annualized charge of amounts invested in the Sub-accounts for base Annuity.
    Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit: 1.40% current optional benefit charge is in addition to 0.55% annualized charge of amounts invested in the Sub-accounts for base Annuity.
    Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death
    Benefit: 1.50% current optional benefit charge is in addition to 0.55% annualized charge of amounts invested in the Sub-accounts for base Annuity.
 (5)We reserve the right to increase the charge to the maximum charge indicated, upon any step-up under the benefit. We also reserve the right to increase the charge if you elect or re-add the benefit post-issue.
 (6)Because there is no higher charge to which we could increase the current charge, the current charge and maximum charge are one and the same. Thus, so long as you retain the benefit, we cannot increase your charge for the benefit.
 (7)This benefit was offered from January 24, 2011 to August 19, 2012.
 (8)This benefit was offered from March 15, 2010 to January 23, 2011.

 The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds ("Portfolios") as of December 31, 2011 before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.

              ----------------------------------------------------
                  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
              ----------------------------------------------------
                                                 MINIMUM  MAXIMUM
              ----------------------------------------------------
              Total Portfolio Operating Expense  0.62%    1.96%
              ----------------------------------------------------

 The following are the total annual expenses for each underlying mutual fund ("Portfolio") as of December 31, 2011, except as noted and except if the underlying Portfolio's inception date is subsequent to December 31, 2011. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses, any 12b-1 fees, and certain other expenses. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. For certain of the Portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the underlying Portfolio before it provides Pruco Life of New Jersey with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.

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              UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

   (as a percentage of the average net assets of the underlying Portfolios)
   -------------------------------------------------------------------------

                                                           For the year ended December 31, 2011
                          ------------------------------------------------------------------------------------------------------
  UNDERLYING PORTFOLIO                                                                          Total
                                                                       Broker Fees  Acquired   Annual    Contractual  Net Annual
                                                            Dividend   and Expenses Portfolio Portfolio  Fee Waiver      Fund
                          Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense   Operating
                             Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
--------------------------------------------------------------------------------------------------------------------------------
Advanced Series Trust
 AST Academic Strategies
  Asset Allocation          0.72%     0.07%      0.00%        0.05%       0.01%       0.68%     1.53%       0.00%       1.53%
 AST Advanced Strategies    0.85%     0.14%      0.00%        0.00%       0.00%       0.03%     1.02%       0.00%       1.02%
 AST Balanced Asset
  Allocation                0.15%     0.01%      0.00%        0.00%       0.00%       0.85%     1.01%       0.00%       1.01%
 AST BlackRock Global
  Strategies                1.00%     0.15%      0.00%        0.00%       0.00%       0.02%     1.17%       0.00%       1.17%
 AST BlackRock Value        0.85%     0.12%      0.00%        0.00%       0.00%       0.00%     0.97%       0.00%       0.97%
 AST Bond Portfolio
   2017                     0.64%     0.16%      0.00%        0.00%       0.00%       0.00%     0.80%       0.00%       0.80%
 AST Bond Portfolio
   2018                     0.64%     0.14%      0.00%        0.00%       0.00%       0.00%     0.78%       0.00%       0.78%
 AST Bond Portfolio
   2019                     0.64%     0.31%      0.00%        0.00%       0.00%       0.00%     0.95%       0.00%       0.95%
 AST Bond Portfolio
   2020                     0.64%     0.32%      0.00%        0.00%       0.00%       0.00%     0.96%       0.00%       0.96%
 AST Bond Portfolio
   2021                     0.64%     0.14%      0.00%        0.00%       0.00%       0.00%     0.78%       0.00%       0.78%

   -------------------------------------------------------------------------
              UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

   (as a percentage of the average net assets of the underlying Portfolios)
   -------------------------------------------------------------------------

                                                           For the year ended December 31, 2011
                          ------------------------------------------------------------------------------------------------------
  UNDERLYING PORTFOLIO                                                                          Total
                                                                       Broker Fees  Acquired   Annual    Contractual  Net Annual
                                                            Dividend   and Expenses Portfolio Portfolio  Fee Waiver      Fund
                          Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense   Operating
                             Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
--------------------------------------------------------------------------------------------------------------------------------
Advanced Series Trust
 continued
 AST Bond Portfolio
   2022                     0.64%     0.27%      0.00%        0.00%       0.00%       0.00%     0.91%       0.00%       0.91%
 AST Bond Portfolio
   2023                     0.64%     0.34%      0.00%        0.00%       0.00%       0.00%     0.98%       0.00%       0.98%
 AST Capital Growth
  Asset Allocation          0.15%     0.01%      0.00%        0.00%       0.00%       0.88%     1.04%       0.00%       1.04%
 AST CLS Moderate Asset
  Allocation                0.30%     0.02%      0.00%        0.00%       0.00%       0.71%     1.03%       0.00%       1.03%
 AST Cohen & Steers
  Realty                    1.00%     0.14%      0.00%        0.00%       0.00%       0.00%     1.14%       0.00%       1.14%
 AST Federated
  Aggressive Growth         0.95%     0.17%      0.00%        0.00%       0.00%       0.00%     1.12%       0.00%       1.12%
 AST FI Pyramis(R) Asset
  Allocation /1/            0.85%     0.20%      0.00%        0.24%       0.04%       0.00%     1.33%       0.00%       1.33%
 AST First Trust
  Balanced Target           0.85%     0.13%      0.00%        0.00%       0.00%       0.00%     0.98%       0.00%       0.98%
 AST First Trust Capital
  Appreciation Target       0.85%     0.13%      0.00%        0.00%       0.00%       0.00%     0.98%       0.00%       0.98%
 AST Franklin Templeton
  Founding Funds
  Allocation /2/            0.95%     0.16%      0.00%        0.00%       0.00%       0.00%     1.11%      -0.01%       1.10%
 AST Global Real Estate     1.00%     0.18%      0.00%        0.00%       0.00%       0.00%     1.18%       0.00%       1.18%
 AST Goldman Sachs
  Concentrated Growth       0.90%     0.12%      0.00%        0.00%       0.00%       0.00%     1.02%       0.00%       1.02%
 AST Goldman Sachs
  Large-Cap Value           0.75%     0.12%      0.00%        0.00%       0.00%       0.00%     0.87%       0.00%       0.87%
 AST Goldman Sachs
  Mid-Cap Growth            1.00%     0.13%      0.00%        0.00%       0.00%       0.00%     1.13%       0.00%       1.13%
 AST Goldman Sachs
  Small-Cap Value           0.95%     0.15%      0.00%        0.00%       0.00%       0.09%     1.19%       0.00%       1.19%
 AST High Yield             0.75%     0.13%      0.00%        0.00%       0.00%       0.00%     0.88%       0.00%       0.88%
 AST Horizon Moderate
  Asset Allocation          0.30%     0.02%      0.00%        0.00%       0.00%       0.71%     1.03%       0.00%       1.03%
 AST International Growth   1.00%     0.15%      0.00%        0.00%       0.00%       0.00%     1.15%       0.00%       1.15%
 AST International Value    1.00%     0.15%      0.00%        0.00%       0.00%       0.00%     1.15%       0.00%       1.15%
 AST Investment Grade
  Bond                      0.64%     0.11%      0.00%        0.00%       0.00%       0.00%     0.75%       0.00%       0.75%
 AST Jennison Large-Cap
  Growth                    0.90%     0.12%      0.00%        0.00%       0.00%       0.00%     1.02%       0.00%       1.02%
 AST Jennison Large-Cap
  Value                     0.75%     0.12%      0.00%        0.00%       0.00%       0.00%     0.87%       0.00%       0.87%
 AST J.P. Morgan Global
  Thematic /3/              0.30%     0.02%      0.00%        0.00%       0.00%       0.78%     1.10%       0.00%       1.10%
 AST JPMorgan
  International Equity      0.88%     0.17%      0.00%        0.00%       0.00%       0.00%     1.05%       0.00%       1.05%
 AST JPMorgan Strategic
  Opportunities             1.00%     0.16%      0.00%        0.10%       0.01%       0.00%     1.27%       0.00%       1.27%
 AST Large-Cap Value        0.75%     0.12%      0.00%        0.00%       0.00%       0.00%     0.87%       0.00%       0.87%
 AST Lord
  Abbett Core-Fixed
  Income /4/                0.80%     0.13%      0.00%        0.00%       0.00%       0.00%     0.93%      -0.11%       0.82%
 AST Marsico Capital
  Growth                    0.90%     0.12%      0.00%        0.00%       0.00%       0.00%     1.02%       0.00%       1.02%
 AST MFS Global Equity      1.00%     0.20%      0.00%        0.00%       0.00%       0.00%     1.20%       0.00%       1.20%

   -------------------------------------------------------------------------
              UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

   (as a percentage of the average net assets of the underlying Portfolios)
   -------------------------------------------------------------------------

                                                           For the year ended December 31, 2011
                          ------------------------------------------------------------------------------------------------------
  UNDERLYING PORTFOLIO                                                                          Total
                                                                       Broker Fees  Acquired   Annual    Contractual  Net Annual
                                                            Dividend   and Expenses Portfolio Portfolio  Fee Waiver      Fund
                          Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense   Operating
                             Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
--------------------------------------------------------------------------------------------------------------------------------
Advanced Series Trust
 continued
 AST MFS Growth             0.90%     0.13%      0.00%        0.00%       0.00%       0.00%     1.03%       0.00%       1.03%
 AST MFS Large-Cap
  Value /5/                 0.85%     0.16%      0.00%        0.00%       0.00%       0.00%     1.01%       0.00%       1.01%
 AST Mid-Cap Value          0.95%     0.14%      0.00%        0.00%       0.00%       0.00%     1.09%       0.00%       1.09%
 AST Money Market           0.50%     0.12%      0.00%        0.00%       0.00%       0.00%     0.62%       0.00%       0.62%
 AST Neuberger Berman
  Core Bond/ 6/             0.70%     0.17%      0.00%        0.00%       0.00%       0.00%     0.87%      -0.01%       0.86%
 AST Neuberger Berman
  Mid-Cap Growth            0.90%     0.13%      0.00%        0.00%       0.00%       0.00%     1.03%       0.00%       1.03%
 AST Neuberger Berman/
  LSV Mid-Cap Value         0.90%     0.14%      0.00%        0.00%       0.00%       0.00%     1.04%       0.00%       1.04%
 AST New Discovery Asset
  Allocation                0.85%     0.26%      0.00%        0.00%       0.00%       0.00%     1.11%       0.00%       1.11%
 AST Parametric Emerging
  Markets Equity            1.10%     0.35%      0.00%        0.00%       0.00%       0.00%     1.45%       0.00%       1.45%
 AST PIMCO Limited
  Maturity Bond             0.65%     0.13%      0.00%        0.00%       0.00%       0.00%     0.78%       0.00%       0.78%
 AST PIMCO Total Return
  Bond                      0.65%     0.12%      0.00%        0.00%       0.00%       0.00%     0.77%       0.00%       0.77%
 AST Preservation Asset
  Allocation                0.15%     0.01%      0.00%        0.00%       0.00%       0.80%     0.96%       0.00%       0.96%
 AST Prudential Core
  Bond/ 6/                  0.70%     0.14%      0.00%        0.00%       0.00%       0.00%     0.84%      -0.03%       0.81%
 AST QMA US Equity Alpha    1.00%     0.17%      0.00%        0.25%       0.24%       0.00%     1.66%       0.00%       1.66%
 AST Quantitative
  Modeling                  0.25%     0.30%      0.00%        0.00%       0.00%       0.87%     1.42%       0.00%       1.42%
 AST Schroders Global
  Tactical                  0.95%     0.14%      0.00%        0.00%       0.00%       0.15%     1.24%       0.00%       1.24%
 AST Schroders
  Multi-Asset World
  Strategies                1.10%     0.14%      0.00%        0.00%       0.00%       0.00%     1.24%       0.00%       1.24%
 AST Small-Cap Growth       0.90%     0.14%      0.00%        0.00%       0.00%       0.00%     1.04%       0.00%       1.04%
 AST Small-Cap Value        0.90%     0.14%      0.00%        0.00%       0.00%       0.03%     1.07%       0.00%       1.07%
 AST T. Rowe Price Asset
  Allocation                0.85%     0.13%      0.00%        0.00%       0.00%       0.00%     0.98%       0.00%       0.98%
 AST T. Rowe Price
  Equity Income             0.75%     0.16%      0.00%        0.00%       0.00%       0.00%     0.91%       0.00%       0.91%
 AST T. Rowe Price
  Global Bond               0.80%     0.18%      0.00%        0.00%       0.00%       0.00%     0.98%       0.00%       0.98%
 AST T. Rowe Price
  Large- Cap Growth         0.88%     0.12%      0.00%        0.00%       0.00%       0.00%     1.00%       0.00%       1.00%
 AST T. Rowe Price
  Natural Resources         0.90%     0.14%      0.00%        0.00%       0.00%       0.00%     1.04%       0.00%       1.04%
 AST Wellington
  Management Hedged
  Equity                    1.00%     0.14%      0.00%        0.00%       0.00%       0.00%     1.14%       0.00%       1.14%
 AST Western Asset Core
  Plus Bond                 0.70%     0.13%      0.00%        0.00%       0.00%       0.00%     0.83%       0.00%       0.83%
 AST Western Asset
  Emerging Markets Debt
  /7/                       0.85%     0.21%      0.00%        0.00%       0.00%       0.00%     1.06%      0.05% /8/    1.01%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
ProFund VP
 Consumer Goods             0.75%     0.82%      0.25%        0.00%       0.00%       0.00%     1.82%       0.14%       1.68%

   -------------------------------------------------------------------------
              UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

   (as a percentage of the average net assets of the underlying Portfolios)
   -------------------------------------------------------------------------

                                                           For the year ended December 31, 2011
                          ------------------------------------------------------------------------------------------------------
  UNDERLYING PORTFOLIO                                                                          Total
                                                                       Broker Fees  Acquired   Annual    Contractual  Net Annual
                                                            Dividend   and Expenses Portfolio Portfolio  Fee Waiver      Fund
                          Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense   Operating
                             Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
--------------------------------------------------------------------------------------------------------------------------------
ProFund VP continued
 Consumer Services          0.75%     0.94%      0.25%        0.00%       0.00%       0.00%     1.94%       0.26%       1.68%
 Financials                 0.75%     0.80%      0.25%        0.00%       0.00%       0.00%     1.80%       0.12%       1.68%
 Health Care                0.75%     0.77%      0.25%        0.00%       0.00%       0.00%     1.77%       0.09%       1.68%
 Industrials                0.75%     0.90%      0.25%        0.00%       0.00%       0.00%     1.90%       0.22%       1.68%
 Large-Cap Growth           0.75%     0.84%      0.25%        0.00%       0.00%       0.00%     1.84%       0.16%       1.68%
 Large-Cap Value            0.75%     0.85%      0.25%        0.00%       0.00%       0.00%     1.85%       0.17%       1.68%
 Mid-Cap Growth             0.75%     0.81%      0.25%        0.00%       0.00%       0.00%     1.81%       0.13%       1.68%
 Mid-Cap Value              0.75%     0.84%      0.25%        0.00%       0.00%       0.03%     1.87%       0.16%       1.71%
 Real Estate                0.75%     0.77%      0.25%        0.00%       0.00%       0.00%     1.77%       0.09%       1.68%
 Small-Cap Growth           0.75%     0.86%      0.25%        0.00%       0.00%       0.00%     1.86%       0.18%       1.68%
 Small-Cap Value            0.75%     0.94%      0.25%        0.00%       0.00%       0.02%     1.96%       0.26%       1.70%
 Telecommunications         0.75%     0.82%      0.25%        0.00%       0.00%       0.00%     1.82%       0.14%       1.68%
 Utilities                  0.75%     0.80%      0.25%        0.00%       0.00%       0.00%     1.80%       0.12%       1.68%

 1  Pyramis is a registered service mark of FMR LLC. Used under license.
 2 The Investment Managers (Prudential Investments LLC and AST Investment Services, Inc.) have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses so that the investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, distribution fees, underlying fund fees and expenses, and extraordinary expenses) for the Portfolio do not exceed 1.10% of the average daily net assets of the Portfolio through June 30, 2014. This expense limitation may not be terminated or modified prior to June 30, 2014, but may be discontinued or modified thereafter.
 3 Effective August 20, 2012, the AST Horizon Growth Asset Allocation Portfolio will change its subadviser, investment objective, policies, strategy, expense structure, and its name to the AST J.P. Morgan Global Thematic Portfolio. The fees and expenses identified in this table reflect these changes and are estimates based in part on assumed average daily net assets of $1.5 billion for the Portfolio (i.e., the approximate amount of the Portfolio's net assets as of December 31, 2011) for the fiscal year ending December 31, 2012.
 4 The Investment Managers (Prudential Investments LLC and AST Investment Services, Inc.) have contractually agreed to waive a portion of their investment management fee, so that the effective management fee rate paid by the Portfolio is as follows: 0.70% to $500 million of average daily net assets; 0.675% over $500 million in average daily net assets up to and including $1 billion in average daily net assets; and 0.65% over $1 billion in average daily net assets. This arrangement may not be terminated or modified prior to June 30, 2014, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2014 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 5 The AST MFS Large-Cap Value Portfolio will commence operations on or about August 20, 2012. Estimate based in part on assumed average daily net assets of approximately $500 million for the Portfolio for the fiscal period ending December 31, 2012.
 6 Prudential Investments LLC and AST Investment Services, Inc. (together, the Investment Managers) have contractually agreed to waive a portion of their investment management fees so that the Portfolio's investment management fee would equal 0.70% of the Portfolio's first $500 million of average daily net assets, 0.675% of the Portfolio's average daily net assets between $500 million and $1 billion, and 0.65% of the Portfolio's average daily net assets in excess of $1 billion through May 1, 2014. This contractual investment management fee waiver may not be terminated or modified prior to May 1, 2014, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after May 1, 2014 will be subject to review by the Investment Managers and the Board of Trustees of the Trust.
 7 The AST Western Asset Emerging Markets Debt Portfolio will commence operations on or about August 20, 2012. Estimate based in part on assumed average daily net assets of approximately $650 million for the Portfolio for the fiscal period ending December 31, 2012.
 8 Prudential Investments LLC ("PI") and AST Investment Services, Inc. ("AST") have contractually agreed to waive a portion of their investment management fee so that the effective management fee rate paid by the Portfolio is 0.80% of the average daily net assets of the Portfolio through July 1, 2014. This arrangement may not be terminated or modified prior to July 1, 2014 and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after July 1, 2014 will be subject to review by PI, AST and the Portfolio's Board of Trustees.

                               EXPENSE EXAMPLES

 These examples are intended to help you compare the cost of investing in the Pruco Life of New Jersey Annuity with the cost of investing in other Pruco Life of New Jersey annuities and/or other variable annuities. Below are examples for the Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year. The examples reflect the following fees and charges for the Annuity as described in "Summary of Contract Fees and Charges."
   .   Insurance Charge
   .   Annual Maintenance Fee
   .   Optional benefit fees, as described below

 The examples also assume the following for the period shown:
   . You allocate all of your Account Value to the Sub-account with the maximum gross total operating expenses for 2011, and those expenses remain the same each year*
   .   For each charge, we deduct the maximum charge rather than the current charge
   .   You make no transfers, or other transactions for which we charge a fee
   .   No tax charge applies
   . You elect the Spousal Highest Daily Lifetime Income 2.0 and the HAV Death Benefit (which is the maximum combination of optional benefit charges)

 Amounts shown in the examples are rounded to the nearest dollar.

 * Note: Not all Portfolios offered as Sub-accounts may be available depending on optional benefit selection, and selling firm.

 THE EXAMPLES ARE ILLUSTRATIVE ONLY. THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING PORTFOLIOS. ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

 Expense Examples are provided as follows:

 If you surrender your Annuity, do not surrender your Annuity, or if you annuitize your Annuity at the end of the applicable time period:

                                   1 yr 3 yrs  5 yrs  10 yrs
                   -----------------------------------------
                   Advisor Series  $525 $1,613 $2,751 $5,841
                   -----------------------------------------

 Please see Appendix A for a table of Accumulation Unit Values.

                                    SUMMARY

 Prudential Premier Advisor Variable Annuity Series ("Advisor Series")
 This Summary describes key features of the Annuity offered in this prospectus. It is intended to give you an overview, and to point you to sections of the prospectus that provide greater detail. You should not rely on the Summary alone for all the information you need to know before purchasing the Annuity. You should read the entire prospectus for a complete description of the Annuity. Your Financial Professional can also help you if you have questions.

 The Annuity: The variable annuity contract issued by Pruco Life of New Jersey is a contract between you, the Owner, and Pruco Life of New Jersey, an insurance company. It is designed for retirement purposes, or other long-term investing, to help you save money for retirement, on a tax deferred basis, and provide income during your retirement. Although this prospectus describes key features of the variable annuity contract, the prospectus is a distinct document, and is not part of the contract.

 The Annuity offers various investment portfolios. With the help of your Financial Professional, you choose how to invest your money within your Annuity. Investing in a variable annuity involves risk and you can lose your money. On the other hand, investing in a variable annuity can provide you with the opportunity to grow your money through participation in "underlying" mutual funds.

 GENERALLY SPEAKING, VARIABLE ANNUITIES ARE INVESTMENTS DESIGNED TO BE HELD FOR THE LONG TERM. WORKING WITH YOUR FINANCIAL PROFESSIONAL, YOU SHOULD CAREFULLY CONSIDER WHETHER A VARIABLE ANNUITY IS APPROPRIATE FOR YOU, GIVEN YOUR LIFE EXPECTANCY, NEED FOR INCOME, AND OTHER PERTINENT FACTORS.

 Purchase: Your eligibility to purchase is based on your age and the amount of your initial Purchase Payment. See your Financial Professional to complete an application. The maximum age for purchasing the Annuity is 85, and the minimum initial Purchase Payment is $10,000.

 The "Maximum Age for Initial Purchase" applies to the oldest Owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the Annuitant as of the day we would issue the Annuity. For Annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life.

 After you purchase your Annuity, you will have a limited period of time during which you may cancel (or "Free Look") the purchase of your Annuity. Your request for a Free Look must be received in Good Order.

 Please see "Purchasing the Annuity" for more detail.

 Investment Options: You may choose from a variety of variable Investment Options ranging from conservative to aggressive. Certain optional benefits may limit your ability to invest in the variable Investment Options otherwise available to you under the Annuity. Each of the underlying mutual funds is described in its own prospectus, which you should read before investing. There is no assurance that any variable Investment Option will meet its investment objective.

 Please see "Investment Options," and "Managing Your Account Value" for information.

 Access to Your Money: You can receive income by taking withdrawals or electing annuity payments. Please note that withdrawals may be subject to tax.

 You may elect to receive income through annuity payments over your lifetime, also called "Annuitization". If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs.

 Please see "Access to Account Value" and "Annuity Options" for more information.

 Optional Living Benefits
 Guaranteed Lifetime Withdrawal Benefits. We offer optional living benefits, for an additional charge, that guarantee your ability to take withdrawals for life as a percentage of "Protected Withdrawal Value", even if your Account Value falls to zero. The Protected Withdrawal Value is not the same as your Account Value, and it is not available for a lump sum withdrawal. The Account Value has no guarantees, may fluctuate, and can lose value. If you withdraw more than the allowable amount during any year (referred to "Excess Income"), your future level of guaranteed withdrawals decreases.

 We currently offer the following benefits:
   .   Highest Daily Lifetime Income 2.0
   .   Spousal Highest Daily Lifetime Income 2.0
   .   Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit
   .   Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death
       Benefit

 We previously offered the following optional living benefits during the periods indicated.

 Offered from January 24, 2011 to August 19, 2012:
   .   Highest Daily Lifetime Income
   .   Spousal Highest Daily Lifetime Income

 Please see Appendix C for information pertaining to the Highest Daily Lifetime Income suite of benefits.

 Offered from March 15, 2010 to January 23, 2011:
   .   Highest Daily Lifetime 6 Plus Income
   .   Spousal Highest Daily Lifetime 6 Plus Income

 Please see Appendix B for information pertaining to the Highest Daily Lifetime 6 Plus suite of benefits.

 These benefits utilize predetermined mathematical formulas to help us manage your guarantee through all market cycles. Under the predetermined mathematical formula, your Account Value may be transferred between certain "permitted Sub-accounts" on the one hand and the AST Investment Grade Bond Sub-account on the other hand. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on the formulas.

 In the Living Benefits section, we describe guaranteed minimum withdrawal benefits that allow you to withdraw a specified amount each year for life (or joint lives, for the spousal version of the benefit). Please be aware that if you withdraw more than that amount in a given year (i.e., excess income), that may permanently reduce the guaranteed amount you can withdraw in future years. Thus, you should think carefully before taking such excess income. If you wish to withdraw excess income but are uncertain how it will impact your future guaranteed amounts, you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of taking the withdrawal.

 Guaranteed Minimum Accumulation Benefits. For Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm we offer two optional benefits, for an additional charge, that guarantee your Account Value to a certain level after a stated period of years. As part of these benefits you may invest only in certain permitted Investment Options. These benefits each utilize a predetermined mathematical formula to help manage your guarantee through all market cycles. Under each predetermined mathematical formula, your Account Value may be transferred between certain "permitted Sub-accounts" and a Sub-account within a group of bond portfolio Sub-accounts differing with respect to their target maturity date. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on the formulas.

 These benefits are:
   .   Guaranteed Return Option Plus II*
   .   Highest Daily Guaranteed Return Option II*

 * Available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm.

 Please see "Living Benefits" for more information.

 Death Benefits: You may name a Beneficiary to receive the proceeds of your Annuity upon your death. Your death benefit must be distributed within the time period required by the tax laws. The Annuity offers a minimum death benefit. Please see "Death Benefits" for more information.

 Fees and Charges: The Annuity, and the optional living benefits and optional death benefit, are subject to certain fees and charges, as discussed in the "Summary of Contract Fees and Charges" table in the prospectus. In addition, there are fees and expenses of the underlying Portfolios.

 What does it mean that my Annuity is "tax-deferred"? Variable annuities are "tax deferred", meaning you pay no taxes on any earnings from your Annuity until you withdraw the money. You may also transfer among your Investment Options without paying a tax at the time of the transfer. When you take your money out of the Annuity, however, you will be taxed on the earnings at ordinary income tax rates. If you withdraw money before you reach age 59 1/2, you also may be subject to a 10% federal tax penalty.

 You may also purchase the Annuity as a tax-qualified retirement investment such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or non-ERISA 403(b) plan. Although there is no additional tax advantage to a variable annuity purchased through one of these plans, the Annuity has features and benefits other than tax deferral that may make it an important investment for a qualified plan. You should consult your tax advisor regarding these features and benefits prior to purchasing a contract for use with a tax-qualified plan.

 Market Timing: We have market timing policies and procedures that attempt to detect transfer activity that may adversely affect other Owners or portfolio shareholders in situations where there is potential for pricing inefficiencies or that involve certain other types of disruptive trading activity (i.e., market timing). Our market timing policies and procedures are discussed in more detail in the section entitled "Restrictions on Transfers Between Investment Options."

 Other Information: Please see the section entitled "General Information" for more information about the Annuity, including legal information about Pruco Life of New Jersey, the Separate Account, and underlying funds.

                              INVESTMENT OPTIONS

 The Investment Options under the Annuity consist of the Sub-accounts. In this section, we describe the portfolios. We then discuss the investment restrictions that apply if you elect certain optional benefits.

 Each Sub-account invests in an underlying portfolio whose share price generally fluctuates each Valuation Day. The portfolios that you select, among those that are available, are your choice - we do not provide investment advice, nor do we recommend any particular portfolio. You bear the investment risk for amounts allocated to the portfolios.

 As a condition of participating in the optional benefits, you may be prohibited from investing in certain Sub-accounts. We describe those restrictions below. In addition, the optional living benefits (e.g., Highest Daily Lifetime Income 2.0) employ a pre-determined mathematical formula, under which money is transferred between your chosen Sub-accounts and a bond portfolio (e.g., the AST Investment Grade Bond Portfolio).

 You should be aware that the operation of the formula may result in large-scale asset flows into and out of your chosen Sub-accounts and the AST Investment Grade Bond Portfolio, which could subject those portfolios to certain risks and adversely impact their expenses and performance. Even if you do not elect an optional living benefit that employs a predetermined mathematical formula, the expenses, performance, and risk profile of your investment may be adversely impacted as described below to the extent you select Permitted Sub-accounts. The mathematical formula may adversely affect a portfolio's investment performance by requiring the sub-advisor to purchase and sell securities at inopportune times and by otherwise limiting the sub-advisor's ability to fully implement that portfolio's investment strategies. Because transfers to and from your chosen Sub-accounts and the AST Investment Grade Bond Portfolio can be frequent and the amount transferred can vary, any of these portfolios could experience the following additional effects, among others:

 (a)the sub-advisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would, which could diminish performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held;
 (b)a portfolio may experience higher turnover, which could result in higher operating expense ratios and transaction costs for the portfolio compared to other similar funds; and,
 (c)if the sub-advisor must sell securities that are thinly-traded to satisfy redemption requests initiated pursuant to the formula, such sales could have a significant adverse impact on the price of such securities and the cash proceeds received by the portfolio.

 Please consult the prospectus for the applicable portfolio for additional information about these effects.

 VARIABLE INVESTMENT OPTIONS
 Each variable Investment Option is a Sub-account of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (see "Pruco Life of New Jersey and the Separate Account" for more detailed information). Each Sub-account invests exclusively in one portfolio. You should carefully read the prospectus for any portfolio in which you are interested. The Investment Objectives/Policies Chart below classifies each of the portfolios based on our assessment of their investment style. The chart also provides a description of each portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you.

 Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection. Thus, if you selected particular optional benefits, you would be precluded from investing in certain portfolios and therefore would not receive investment appreciation (or depreciation) affecting those portfolios.

 The portfolios are not publicly traded mutual funds. They are only available as Investment Options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the portfolios available as Sub-accounts under the Annuity are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the portfolio may have been modeled after at its inception. Conversely, certain retail mutual funds may be managed by the same portfolio advisor or sub-advisor of a Portfolio available as a Sub-account or have a similar name. While the investment objective and policies of the retail mutual funds and the portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the portfolios are found in the prospectuses for the portfolios. The current prospectuses and statements of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888. Please read the prospectus carefully before investing.

 The name of the advisor/sub-advisor for each portfolio appears next to the description. Those portfolios whose name includes the prefix "AST" are portfolios of the Advanced Series Trust. The portfolios of the Advanced Series Trust are co-managed by AST Investment Services, Inc. and Prudential Investments LLC, both of which are affiliated companies of Pruco Life of New Jersey. However, one or more sub-advisors, as noted below, is engaged to conduct day-to-day management. Allocations made to all AST Portfolios benefit us financially.

 Please see the Additional Information section, under the heading concerning "Service Fees Payable to Pruco Life of New Jersey" for a discussion of fees that we may receive from underlying mutual funds and/or their affiliates. You may select portfolios individually, create your own combination of portfolios (certain limitations apply - see "Limitations with Optional Benefits" later in this section), or select from among combinations of portfolios that we have created called "Prudential Portfolio Combinations." Under Prudential Portfolio Combinations, each Portfolio Combination consists of several asset allocation portfolios, each of which represents a specified percentage of your allocations. If you elect to invest according to one of these Portfolio Combinations, we will allocate your initial Purchase Payment among the Sub-accounts within the Portfolio Combination according to the percentage allocations. You may elect to allocate additional Purchase Payments according to the composition of the Portfolio Combination, although if you do not make such an explicit election, we will allocate additional Purchase Payments as discussed below under "Additional Purchase Payments." Once you have selected a Portfolio Combination, we will not rebalance your Account Value to take into account differences in performance among the Sub-accounts. This is a static, point of sale model allocation. Over time, the percentages in each asset allocation portfolio may vary from the Portfolio Combination you selected when you purchased your Annuity based on the performance of each of the portfolios within the Portfolio Combination. However, you may elect to participate in an automatic rebalancing program, under which we would transfer Account Value periodically so that your Account Value allocated to the Sub-accounts is brought back to the exact percentage allocations stipulated by the Portfolio Combination you elected. Please see "Automatic Rebalancing Programs" below for details about how such a program operates. If you are participating in an optional living benefit (such as Highest Daily Lifetime Income 2.0) that uses a predetermined mathematical formula, under which your Account Value may be transferred between certain "Permitted Sub-accounts" and a bond portfolio sub-account, and you have opted for automatic rebalancing in addition to Prudential Portfolio Combinations, you should be aware that: (a) the AST bond portfolio used as part of the pre-determined mathematical formula will not be included as part of automatic rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that existed originally as part of Prudential Portfolio Combinations.

 If you are interested in a Portfolio Combination, you should work with your Financial Professional to select the Portfolio Combination that is appropriate for you, in light of your investment time horizon, investment goals and expectations and market risk tolerance, and other relevant factors. In providing these Portfolio Combinations, we are not providing investment advice. You are responsible for determining which Portfolio Combination or Sub-account(s) is best for you. Asset allocation does not ensure a profit or protect against a loss.

        INVESTMENT OBJECTIVES/POLICIES       STYLE/        PORTFOLIO
                                             TYPE          ADVISOR/
                                                          SUBADVISOR
    -----------------------------------------------------------------------
            ADVANCED SERIES TRUST
    -----------------------------------------------------------------------
     AST Academic Strategies Asset          ASSET        AlphaSimplex
     Allocation Portfolio: seeks long       ALLOCA      Group, LLC; AQR
     term capital appreciation. The         TION            Capital
     Portfolio is a multi-asset class                   Management, LLC
     fund that pursues both top-down                   and CNH Partners,
     asset allocation strategies and                         LLC;
     bottom-up selection of securities,                  CoreCommodity
     investment managers, and mutual                   Management, LLC;
     funds. Under normal circumstances,                 First Quadrant,
     approximately 60% of the assets will               L.P.; Jennison
     be allocated to traditional asset                  Associates LLC;
     classes (including US and                            J.P. Morgan
     international equities and bonds)                    Investment
     and approximately 40% of the assets               Management, Inc.;
     will be allocated to nontraditional               Pacific Investment
     asset classes and strategies                         Management
     (including real estate, commodities,                 Company LLC
     and alternative strategies). Those                    (PIMCO);
     percentages are subject to change at                 Prudential
     the discretion of the advisor.                    Investments LLC;
                                                         Quantitative
                                                          Management
                                                        Associates LLC
    -----------------------------------------------------------------------
     AST Advanced Strategies Portfolio:     ASSET          LSV Asset
     seeks a high level of absolute         ALLOCA        Management;
     return by using traditional and        TION        Marsico Capital
     non-traditional investment                        Management, LLC;
     strategies and by investing in                    Pacific Investment
     domestic and foreign equity and                      Management
     fixed-income securities, derivative                  Company LLC
     instruments and other investment                      (PIMCO);
     companies. The Portfolio uses                       Quantitative
     traditional and non-traditional                      Management
     investment strategies by investing                 Associates LLC;
     in domestic and foreign equity and                  T. Rowe Price
     fixed-income securities, derivative               Associates, Inc.;
     instruments and other investment                   William Blair &
     companies. The asset allocation                     Company, LLC
     generally provides for an allotment
     of 60% of the portfolio's assets to
     a combination of domestic and
     international equity strategies and
     the remaining 40% of assets in a
     combination of U.S. fixed income,
     hedged international bond, real
     return assets and other investment
     companies. Quantitative Management
     Associates LLC allocates the assets
     of the portfolio across different
     investment categories and
     subadvisors.
    -----------------------------------------------------------------------
     AST Balanced Asset Allocation          ASSET         Prudential
     Portfolio: seeks to obtain the         ALLOCA     Investments LLC;
     highest potential total return         TION         Quantitative
     consistent with its specified level                  Management
     of risk. The Portfolio primarily                   Associates LLC
     invests its assets in a diversified
     portfolio of other mutual funds,
     within the Advanced Series Trust and
     certain affiliated money market
     funds. Under normal market
     conditions, the Portfolio will
     devote approximately 60% of its net
     assets to underlying portfolios
     investing primarily in equity
     securities (with a range of 52.5% to
     67.5%), and 40% of its net assets to
     underlying portfolios investing
     primarily in debt securities and
     money market instruments (with a
     range of 32.5% to 47.5%). The
     Portfolio is not limited to
     investing exclusively in shares of
     the underlying portfolios and may
     invest in securities, exchange
     traded funds (ETFs), and futures
     contracts, swap agreements and other
     financial and derivative instruments.
    -----------------------------------------------------------------------
     AST BlackRock Global Strategies        ASSET          BlackRock
     Portfolio: seeks a high total return   ALLOCA         Financial
     consistent with a moderate level of    TION       Management, Inc.
     risk. The Portfolio is a global,
     multi asset-class portfolio that
     invests directly in, among other
     things, equity and equity-related
     securities, investment grade debt
     securities (including, without
     limitation, U.S. Treasuries and U.S.
     government securities),
     non-investment grade bonds (also
     known as "high yield bonds" or "junk
     bonds"), real estate investment
     trusts (REITs), exchange traded
     funds (ETFs), and derivative
     instruments, including
     commodity-linked derivative
     instruments.
    -----------------------------------------------------------------------

         INVESTMENT OBJECTIVES/POLICIES      STYLE/        PORTFOLIO
                                              TYPE         ADVISOR/
                                                          SUBADVISOR
     ---------------------------------------------------------------------
      AST BlackRock Value Portfolio: seeks  LARGE CAP      BlackRock
      maximum growth of capital by            VALUE       Investment
      investing primarily in the value                  Management, LLC
      stocks of larger companies. The
      Portfolio pursues its objective,
      under normal market conditions, by
      investing at least 80% of the value
      of its assets in the equity
      securities of large-sized companies
      included in the Russell 1000(R)
      Value Index. The subadvisor employs
      an investment strategy designed to
      maintain a portfolio of equity
      securities which approximates the
      market risk of those stocks included
      in the Russell 1000(R) Value Index,
      but which attempts to outperform the
      Russell 1000(R) Value Index through
      active stock selection.
     ---------------------------------------------------------------------
      AST Bond Portfolio 2017: seeks the      FIXED       Prudential
      highest total return for a specific    INCOME       Investment
      period of time, consistent with the               Management, Inc.
      preservation of capital and
      liquidity needs. Total return is
      comprised of current income and
      capital appreciation. Under normal
      market conditions, the Portfolio
      invests at least 80% of its
      investable assets in bonds. The
      Portfolio is designed to meet the
      parameters established to support
      certain living benefits for variable
      annuities that mature on
      December 31, 2017. Please note that
      you may not make purchase payments
      to this Portfolio, and that this
      Portfolio is available only with
      certain living benefits.
     ---------------------------------------------------------------------
      AST Bond Portfolio 2018: seeks the      FIXED       Prudential
      highest total return for a specific    INCOME       Investment
      period of time, consistent with the               Management, Inc.
      preservation of capital and
      liquidity needs. Total return is
      comprised of current income and
      capital appreciation. Under normal
      market conditions, the Portfolio
      invests at least 80% of its
      investable assets in bonds. The
      Portfolio is designed to meet the
      parameters established to support
      certain living benefits for variable
      annuities that mature on
      December 31, 2018. Please note that
      you may not make purchase payments
      to this Portfolio, and that this
      Portfolio is available only with
      certain living benefits.
     ---------------------------------------------------------------------
      AST Bond Portfolio 2019: seeks the      FIXED       Prudential
      highest total return for a specific    INCOME       Investment
      period of time, consistent with the               Management, Inc.
      preservation of capital and
      liquidity needs. Total return is
      comprised of current income and
      capital appreciation. Under normal
      market conditions, the Portfolio
      invests at least 80% of its
      investable assets in bonds. The
      Portfolio is designed to meet the
      parameters established to support
      certain living benefits for variable
      annuities that mature on
      December 31, 2019. Please note that
      you may not make purchase payments
      to this Portfolio, and that this
      Portfolio is available only with
      certain living benefits.
     ---------------------------------------------------------------------
      AST Bond Portfolio 2020: seeks the      FIXED       Prudential
      highest total return for a specific    INCOME       Investment
      period of time, consistent with the               Management, Inc.
      preservation of capital and
      liquidity needs. Total return is
      comprised of current income and
      capital appreciation. Under normal
      market conditions, the Portfolio
      invests at least 80% of its
      investable assets in bonds. The
      Portfolio is designed to meet the
      parameters established to support
      certain living benefits for variable
      annuities that mature on
      December 31, 2020. Please note that
      you may not make purchase payments
      to this Portfolio, and that this
      Portfolio is available only with
      certain living benefits.
     ---------------------------------------------------------------------
      AST Bond Portfolio 2021: seeks the      FIXED       Prudential
      highest total return for a specific    INCOME       Investment
      period of time, consistent with the               Management, Inc.
      preservation of capital and
      liquidity needs. Total return is
      comprised of current income and
      capital appreciation. Under normal
      market conditions, the Portfolio
      invests at least 80% of its
      investable assets in bonds. The
      Portfolio is designed to meet the
      parameters established to support
      certain living benefits for variable
      annuities that mature on
      December 31, 2021. Please note that
      you may not make purchase payments
      to this Portfolio, and that this
      Portfolio is available only with
      certain living benefits.
     ---------------------------------------------------------------------
      AST Bond Portfolio 2022: seeks the      FIXED       Prudential
      highest total return for a specific    INCOME       Investment
      period of time, consistent with the               Management, Inc.
      preservation of capital and
      liquidity needs. Total return is
      comprised of current income and
      capital appreciation. Under normal
      market conditions, the Portfolio
      invests at least 80% of its
      investable assets in bonds. The
      Portfolio is designed to meet the
      parameters established to support
      certain living benefits for variable
      annuities that mature on
      December 31, 2022. Please note that
      you may not make purchase payments
      to this Portfolio, and that this
      Portfolio is available only with
      certain living benefits.
     ---------------------------------------------------------------------

         INVESTMENT OBJECTIVES/POLICIES       STYLE/        PORTFOLIO
                                               TYPE         ADVISOR/
                                                           SUBADVISOR
     ----------------------------------------------------------------------
      AST Bond Portfolio 2023: seeks the       FIXED       Prudential
      highest total return for a specific     INCOME       Investment
      period of time, consistent with the                Management, Inc.
      preservation of capital and
      liquidity needs. Total return is
      comprised of current income and
      capital appreciation. Under normal
      market conditions, the Portfolio
      invests at least 80% of its
      investable assets in bonds. The
      Portfolio is designed to meet the
      parameters established to support
      certain living benefits for variable
      annuities that mature on
      December 31, 2023. Please note that
      you may not make purchase payments
      to this Portfolio, and that this
      Portfolio is available only with
      certain living benefits.
     ----------------------------------------------------------------------
      AST Capital Growth Asset Allocation      ASSET       Prudential
      Portfolio: seeks to obtain a total      ALLOCA-    Investments LLC;
      return consistent with its specified     TION       Quantitative
      level of risk. The Portfolio                         Management
      primarily invests its assets in a                  Associates LLC
      diversified portfolio of other
      mutual funds, within the Advanced
      Series Trust and certain affiliated
      money market funds. Under normal
      market conditions, the Portfolio
      will devote approximately 75% of its
      net assets to underlying portfolios
      investing primarily in equity
      securities (with a range of 67.5% to
      80%), and 25% of its net assets to
      underlying portfolios investing
      primarily in debt securities and
      money market instruments (with a
      range of 20.0% to 32.5%). The
      Portfolio is not limited to
      investing exclusively in shares of
      the underlying portfolios and may
      invest in securities, exchange
      traded funds (ETFs), and futures
      contracts, swap agreements and other
      financial and derivative instruments.
     ----------------------------------------------------------------------
      AST CLS Moderate Asset Allocation        ASSET     CLS Investments,
      Portfolio: seeks the highest            ALLOCA-          LLC
      potential total return consistent        TION
      with its specified level of risk
      tolerance. Under normal
      circumstances, at least 90% of the
      Portfolio's assets will be invested
      in other portfolios of Advanced
      Series Trust (the underlying
      portfolios) while no more than 10%
      of the Portfolio's assets may be
      invested in exchange traded funds
      (ETFs). Under normal market
      conditions, the Portfolio will
      invest approximately 50% of its net
      assets to equity securities and
      approximately 50% of its net assets
      to debt securities and money market
      instruments. The equity portion may
      range from 40% to 60% of net assets
      to underlying portfolios and ETFs
      investing primarily in equity
      securities, and from 40% to 60% of
      net assets to underlying portfolios
      and ETFs investing primarily in
      money market instruments and debt
      securities, which may include
      non-investment grade bonds.
      "Non-investment grade bonds" are
      commonly referred to as "junk bonds".
     ----------------------------------------------------------------------
      AST Cohen & Steers Realty Portfolio:   SPECIALTY   Cohen & Steers
      seeks to maximize total return                         Capital
      through investment in real estate                  Management, Inc.
      securities. The Portfolio pursues
      its investment objective by
      investing, under normal
      circumstances, at least 80% of its
      net assets in securities issued by
      companies associated with the real
      estate industry, such as real estate
      investment trusts (REITs). Under
      normal circumstances, the Portfolio
      will invest substantially all of its
      assets in the equity securities of
      real estate related issuers, i.e., a
      company that derives at least 50% of
      its revenues from the ownership,
      construction, financing, management
      or sale of real estate or that has
      at least 50% of its assets in real
      estate.
     ----------------------------------------------------------------------
      AST Federated Aggressive Growth        SMALL CAP   Federated Equity
      Portfolio: seeks capital growth. The    GROWTH       Management
      Portfolio pursues its investment                     Company of
      objective by investing primarily in                 Pennsylvania/
      the stocks of small companies that                 Federated Global
      are traded on national security                      Investment
      exchanges, NASDAQ stock exchange and               Management Corp.
      the over- the-counter-market. Small
      companies are defined as companies
      with market capitalizations similar
      to companies in the Russell 2000
      Index and S&P 600 Small Cap Index.
     ----------------------------------------------------------------------
      AST FI Pyramis(R) Asset Allocation       ASSET     Pyramis Global
      Portfolio: seeks to maximize total      ALLOCA-    Advisors, LLC a
      return. In seeking to achieve the        TION         Fidelity
      Portfolio's investment objective,                    Investments
      the Portfolio's assets are allocated                   Company
      across eight uniquely specialized
      investment strategies. The Portfolio
      has five strategies that invest
      primarily in equity securities, two
      fixed-income strategies (the Broad
      Market Duration Strategy and the
      High Yield Bond Strategy), and one
      strategy designed to provide
      liquidity (the Liquidity Strategy).
     ----------------------------------------------------------------------

 Pyramis is a registered service mark of FMR LLC. Used under license.

       INVESTMENT OBJECTIVES/POLICIES      STYLE/          PORTFOLIO
                                            TYPE           ADVISOR/
                                                          SUBADVISOR
   -------------------------------------------------------------------------
    AST First Trust Balanced Target         ASSET     First Trust Advisors
    Portfolio: seeks long-term capital     ALLOCA-           L.P.
    growth balanced by current income.      TION
    The Portfolio seeks to achieve its
    objective by investing approximately
    65% of its net assets in equity
    securities and approximately 35% of
    its net assets in fixed- income
    securities as of the annual security
    selection date. Depending on market
    conditions, the equity portion may
    range between 60-70% of the
    Portfolio's net assets and the
    fixed-income portion may range
    between 30-40% of the Portfolio's
    net assets. The revised allocations
    do not take into account the
    potential investment of up to 5% of
    the Portfolio's assets in the
    "liquidity" investment sleeve. In
    seeking to achieve its investment
    objective, the Portfolio allocates
    its assets across multiple uniquely
    specialized investment strategies.
    On or about the annual selection
    date (currently March 1 under normal
    circumstances), the Portfolio
    establishes both the percentage
    allocations among the various
    investment strategies under normal
    circumstances and the percentage
    allocation of each security's
    position within each of the
    investment strategies that invest
    primarily in equity securities.
   -------------------------------------------------------------------------
    AST First Trust Capital Appreciation    ASSET     First Trust Advisors
    Target Portfolio: seeks long-term      ALLOCA-           L.P.
    capital growth. The Portfolio seeks     TION
    to achieve its objective by
    investing approximately 80% of its
    net assets in equity securities and
    approximately 20% of its net assets
    in fixed-income securities as of the
    annual security selection date.
    Depending on market conditions, the
    equity portion may range between
    75-85% of the Portfolio's net assets
    and the fixed- income portion may
    range between 15-25% of the
    Portfolio's net assets. The revised
    allocations do not take into account
    the potential investment of up to 5%
    of the Portfolio's assets in the
    "liquidity" investment sleeve. In
    seeking to achieve its investment
    objective, the Portfolio allocates
    its assets across multiple uniquely
    specialized investment strategies.
    On or about the annual selection
    date (currently March 1 under normal
    circumstances), the Portfolio
    establishes both the percentage
    allocations among the various
    investment strategies under normal
    circumstances and the percentage
    allocation of each security's
    position within each of the
    investment strategies that invest
    primarily in equity securities.
   -------------------------------------------------------------------------
    AST Franklin Templeton Founding         ASSET     Franklin Advisers,
    Funds Allocation Portfolio: seeks      ALLOCA-      Inc.; Franklin
    capital appreciation while its          TION       Mutual Advisers,
    secondary investment objective will                 LLC; Templeton
    be to seek income. Under normal                     Global Advisors
    market conditions the Portfolio will                    Limited
    seek to achieve its investment
    objectives by allocating 33 1/3% of
    its assets to each of the
    Portfolio's three subadvisors. The
    Portfolio will normally invest in a
    combination of domestic and foreign
    equity and fixed-income and money
    market securities. Depending upon
    the Portfolio's ability to achieve
    the necessary asset scale, the
    Trust's ability to implement certain
    legal agreements and custody
    arrangements, and market, economic,
    and financial conditions as of the
    Portfolio's commencement of
    operations, it may take several
    weeks for the Portfolio's assets to
    be fully invested in accordance with
    its investment objective and
    policies. During that time, it is
    anticipated that all or a portion of
    the Portfolio's assets will be
    invested in high grade, short term
    debt securities (both fixed and
    floating rate), money market funds,
    short-term bond funds,
    exchange-traded funds, and/or index
    futures contracts. A relatively long
    initial investment period may
    negatively affect the Portfolio's
    investment return and ability to
    achieve its investment objective.
   -------------------------------------------------------------------------
    AST Global Real Estate Portfolio:     SPECIALTY     Prudential Real
    seeks capital appreciation and                     Estate Investors
    income. The Portfolio will normally
    invest at least 80% of its
    investable assets (net assets plus
    any borrowing made for investment
    purposes) in equity-related
    securities of real estate companies.
    The Portfolio will invest in
    equity-related securities of real
    estate companies on a global basis
    and the Portfolio may invest up to
    15% of its net assets in ownership
    interests in commercial real estate
    through investments in private real
    estate.
   -------------------------------------------------------------------------
    AST Goldman Sachs Concentrated        LARGE CAP      Goldman Sachs
    Growth Portfolio: seeks long-term      GROWTH      Asset Management,
    growth of capital. The Portfolio                         L.P.
    will pursue its objective by
    investing primarily in equity
    securities of companies that the
    subadvisor believes have the
    potential to achieve capital
    appreciation over the long-term. The
    Portfolio seeks to achieve its
    investment objective by investing,
    under normal circumstances, in
    approximately 30 - 45 companies that
    are considered by the subadvisor to
    be positioned for long-term growth.
   -------------------------------------------------------------------------

        INVESTMENT OBJECTIVES/POLICIES      STYLE/         PORTFOLIO
                                             TYPE           ADVISOR/
                                                           SUBADVISOR
    ------------------------------------------------------------------------
     AST Goldman Sachs Large-Cap Value     LARGE CAP     Goldman Sachs
     Portfolio: seeks long-term growth of    VALUE     Asset Management,
     capital. The Portfolio seeks to                          L.P.
     achieve its investment objective by
     investing in value opportunities
     that the subadvisor, defines as
     companies with identifiable
     competitive advantages whose
     intrinsic value is not reflected in
     the stock price. The Portfolio
     invests, under normal circumstances,
     at least 80% of its net assets in a
     diversified portfolio of equity
     investments in large-cap U.S.
     issuers with public stock market
     capitalizations within the range of
     the market capitalization of
     companies in the Russell 1000 Value
     Index at the time of investment.
    ------------------------------------------------------------------------
     AST Goldman Sachs Mid-Cap Growth       MID CAP      Goldman Sachs
     Portfolio: seeks long-term growth of   GROWTH     Asset Management,
     capital. The Portfolio pursues its                       L.P.
     investment objective, by investing
     primarily in equity securities
     selected for their growth potential,
     and normally invests at least 80% of
     the value of its assets in
     medium-sized companies. Medium-sized
     companies are those whose market
     capitalizations (measured at the
     time of investment) fall within the
     range of companies in the Russell
     Mid Cap Growth Index. The subadvisor
     seeks to identify individual
     companies with earnings growth
     potential that may not be recognized
     by the market at large.
    ------------------------------------------------------------------------
     AST Goldman Sachs Small-Cap Value     SMALL CAP     Goldman Sachs
     Portfolio: seeks long-term capital      VALUE     Asset Management,
     appreciation. The Portfolio will                         L.P.
     seek its objective through
     investments primarily in equity
     securities that are believed to be
     undervalued in the marketplace. The
     Portfolio will invest, under normal
     circumstances, at least 80% of the
     value of its assets in small
     capitalization companies. The
     Portfolio generally defines small
     capitalization companies as
     companies with market
     capitalizations that are within the
     range of the Russell 2000 Value
     Index at the time of purchase.
    ------------------------------------------------------------------------
     AST High Yield Portfolio: seeks         FIXED        J.P. Morgan
     maximum total return, consistent       INCOME         Investment
     with preservation of capital and                  Management, Inc.;
     prudent investment management. The                    Prudential
     Portfolio will invest, under normal                   Investment
     circumstances, at least 80% of its                 Management, Inc.
     net assets plus any borrowings for
     investment purposes (measured at
     time of purchase) in non-investment
     grade high yield (also known as
     "junk bonds") fixed-income
     investments which may be represented
     by forwards or derivatives such as
     options, futures contracts, or swap
     agreements. Non-investment grade
     investments are securities rated Ba
     or lower by Moody's Investors
     Services, Inc. or equivalently rated
     by Standard & Poor's Corporation, or
     Fitch, or, if unrated, determined by
     the subadvisor to be of comparable
     quality.
    ------------------------------------------------------------------------
     AST Horizon Moderate Asset              ASSET          Horizon
     Allocation Portfolio: seeks the         ALLOCA     Investments, LLC
     highest potential total return          TION
     consistent with its specified level
     of risk tolerance. Under normal
     circumstances, at least 90% of the
     Portfolio's assets will be invested
     in other portfolios of Advanced
     Series Trust (the underlying
     portfolios) while no more than 10%
     of the Portfolio's assets may be
     invested in exchange traded funds
     (ETFs). Under normal market
     conditions, the Portfolio will
     devote from 40% to 60% of its net
     assets to underlying portfolios and
     ETFs investing primarily in equity
     securities, and from 40% to 60% of
     its net assets to underlying
     portfolios and ETFs investing
     primarily in debt securities and
     money market instruments.
    ------------------------------------------------------------------------
     AST International Growth Portfolio:     INTER     Jennison Associates
     seeks long-term capital growth.       NATIONAL       LLC; Marsico
     Under normal circumstances, the        EQUITY          Capital
     Portfolio invests at least 80% of                  Management, LLC;
     the value of its assets in                         William Blair &
     securities of issuers that are                       Company, LLC
     economically tied to countries other
     than the United States. Although the
     Portfolio intends to invest at least
     80% of its assets in the securities
     of issuers located outside the
     United States, it may at times
     invest in U.S. issuers and it may
     invest all of its assets in fewer
     than five countries or even a single
     country. The Portfolio looks
     primarily for stocks of companies
     whose earnings are growing at a
     faster rate than other companies or
     which offer attractive growth.
    ------------------------------------------------------------------------
     AST International Value Portfolio:      INTER         LSV Asset
     seeks capital growth. The Portfolio   NATIONAL       Management;
     normally invests at least 80% of the   EQUITY         Thornburg
     Portfolio's investable assets in                      Investment
     equity securities. The Portfolio                   Management, Inc.
     will invest at least 65% of its net
     assets in the equity securities of
     companies in at least three
     different countries, without limit
     as to the amount of assets that may
     be invested in a single country.
    ------------------------------------------------------------------------
     AST Investment Grade Bond Portfolio:    FIXED         Prudential
     seeks to maximize total return,        INCOME         Investment
     consistent with the preservation of                Management, Inc.
     capital and liquidity needs. Under
     normal market conditions the
     Portfolio invests at least 80% of
     its investable assets in bonds.
     Please note that you may not make
     purchase payments to this Portfolio,
     and that this Portfolio is available
     only with certain living benefits.
    ------------------------------------------------------------------------

        INVESTMENT OBJECTIVES/POLICIES      STYLE/         PORTFOLIO
                                             TYPE           ADVISOR/
                                                           SUBADVISOR
    ------------------------------------------------------------------------
     AST Jennison Large-Cap Growth         LARGE CAP   Jennison Associates
     Portfolio: seeks long-term growth of   GROWTH            LLC
     capital. Under normal market
     conditions, the Portfolio will
     invest at least 80% of its
     investable assets in the equity and
     equity-related securities of
     large-capitalization companies
     measured, at the time of purchase,
     to be within the market
     capitalization of the Russell
     1000(R) Index. In deciding which
     equity securities to buy, the
     subadvisor will use a growth
     investment style and will invest in
     stocks it believes could experience
     superior sales or earnings growth,
     or high returns on equity and
     assets. Stocks are selected on a
     company-by-company basis using
     fundamental analysis. The companies
     in which the subadvisor will invest
     generally tend to have a unique
     market niche, a strong new product
     profile or superior management.
    ------------------------------------------------------------------------
     AST Jennison Large-Cap Value          LARGE CAP   Jennison Associates
     Portfolio: seeks capital                VALUE            LLC
     appreciation. Under normal market
     conditions, the Portfolio will
     invest at least 80% of its
     investable assets in the equity and
     equity-related securities of
     large-capitalization companies
     measured, at the time of purchase,
     to be within the market
     capitalization of the Russell
     1000(R) Index. In deciding which
     equity securities to buy, the
     subadvisor will use a value
     investment style and will invest in
     common stocks that it believes are
     being valued at a discount to their
     intrinsic value, as defined by the
     value of their earnings, free cash
     flow, the value of their assets,
     their private market value, or some
     combination of these factors.
    ------------------------------------------------------------------------
     AST J.P. Morgan Global Thematic         ASSET        J.P. Morgan
     Portfolio (formerly AST Horizon        ALLOCA-        Investment
     Growth Asset Allocation Portfolio):     TION       Management, Inc.
     seeks capital appreciation
     consistent with its specified level
     of risk tolerance. The Portfolio
     will provide exposure to a long-term
     strategic asset allocation while
     having the flexibility to express
     shorter-term tactical views by
     capitalizing upon market
     opportunities globally. The
     Portfolio will invest across a broad
     range of asset classes, including,
     without limitation, domestic equity
     and debt, international and global
     developed equity, emerging markets
     equity and debt, high yield debt,
     convertible bonds, and real estate
     investment trusts. The Portfolio
     will invest primarily in individual
     securities in order to meet its
     investment objective and will also
     utilize derivative instruments for
     tactical positioning and risk
     management. Under normal
     circumstances, approximately 65% of
     the Portfolio's net assets (ranging
     between 55-75% depending on market
     conditions) will be invested to
     provide exposure to equity
     securities and approximately 35% of
     its net assets (ranging between
     25-45% depending on market
     conditions) will be invested to
     provide exposure to fixed-income
     securities. Such exposures may be
     obtained through: (i) the purchase
     of "physical" securities (e.g.,
     common stocks, bonds, etc.);
     (ii) the use of derivatives (e.g.,
     options and futures contracts on
     indices, securities, and
     commodities, currency forwards,
     etc.); and (iii) the purchase of
     certain exchange-traded funds.
    ------------------------------------------------------------------------
     AST JPMorgan International Equity       INTER        J.P. Morgan
     Portfolio: seeks capital growth. The  NATIONAL        Investment
     Portfolio seeks to meet its            EQUITY      Management, Inc.
     objective by investing, under normal
     market conditions, at least 80% of
     its assets in equity securities. The
     Portfolio seeks to meet its
     investment objective by normally
     investing primarily in a diversified
     portfolio of equity securities of
     companies located or operating in
     developed non-U.S. countries and
     emerging markets of the world. The
     equity securities will ordinarily be
     traded on a recognized foreign
     securities exchange or traded in a
     foreign over-the-counter market in
     the country where the issuer is
     principally based, but may also be
     traded in other countries including
     the United States.
    ------------------------------------------------------------------------
     AST JPMorgan Strategic Opportunities    ASSET        J.P. Morgan
     Portfolio: seeks to maximize return    ALLOCA-        Investment
     compared to the benchmark through       TION       Management, Inc.
     security selection and tactical
     asset allocation. The Portfolio
     invests in securities and financial
     instruments (including derivatives)
     to gain exposure to global equity,
     global fixed income and cash
     equivalent markets, including global
     currencies. The Portfolio may invest
     in developed and emerging markets
     securities, domestic and foreign
     fixed income securities (including
     non-investment grade bonds or "junk
     bonds"), and real estate investment
     trusts (REITs) of issuers located
     within and outside the United States
     or in open-end investment companies
     advised by J.P. Morgan Investment
     Management, Inc., the Portfolio's
     subadvisor, to gain exposure to
     certain global equity and global
     fixed income markets.
    ------------------------------------------------------------------------
     AST Large-Cap Value Portfolio: seeks  LARGE CAP   Hotchkis and Wiley
     current income and long-term growth     VALUE          Capital
     of income, as well as capital                      Management, LLC
     appreciation. The Portfolio invests,
     under normal circumstances, at least
     80% of its net assets in securities
     of large capitalization companies.
     Large capitalization companies are
     those companies with market
     capitalizations within the market
     capitalization range of the Russell
     1000 Value Index.
    ------------------------------------------------------------------------

        INVESTMENT OBJECTIVES/POLICIES      STYLE/         PORTFOLIO
                                             TYPE          ADVISOR/
                                                          SUBADVISOR
    -----------------------------------------------------------------------
     AST Lord Abbett Core-Fixed Income       FIXED     Lord, Abbett & Co.
     Portfolio: seeks income and capital    INCOME            LLC
     appreciation to produce a high total
     return. Under normal market
     conditions, the Portfolio pursues
     its investment objective by
     investing at least 80% of its net
     assets in fixed-income securities.
     The Portfolio primarily invests in
     securities issued or guaranteed by
     the U.S. government, its agencies or
     government-sponsored enterprises;
     investment grade debt securities of
     U.S. issuers; investment grade debt
     securities of non-U.S. issuers that
     are denominated in U.S. dollars;
     mortgage-backed and other
     asset-backed securities; senior
     loans, and loan participations and
     assignments; and derivative
     instruments, such as options,
     futures contracts, forward contracts
     and swap agreements.
    -----------------------------------------------------------------------
     AST Marsico Capital Growth            LARGE CAP    Marsico Capital
     Portfolio: seeks capital growth.       GROWTH      Management, LLC
     Income realization is not an
     investment objective and any income
     realized on the Portfolio's
     investments, therefore, will be
     incidental to the Portfolio's
     objective. The Portfolio will pursue
     its objective by investing primarily
     in common stocks of large companies
     that are selected for their growth
     potential. Large capitalization
     companies are companies with market
     capitalizations within the market
     capitalization range of the Russell
     1000 Growth Index. In selecting
     investments for the Portfolio, the
     subadvisor uses an approach that
     combines "top down" macroeconomic
     analysis with "bottom up" stock
     selection. The "top down" approach
     identifies sectors, industries and
     companies that may benefit from the
     trends the subadvisor has observed.
     The subadvisor then looks for
     individual companies that are
     expected to offer earnings growth
     potential that may not be recognized
     by the market at large, utilizing a
     "bottom up" stock selection process.
     The Portfolio will normally hold a
     core position of between 35 and 50
     common stocks. The Portfolio may
     hold a limited number of additional
     common stocks at times when the
     portfolio manager is accumulating
     new positions, phasing out and
     replacing existing positions or
     responding to exceptional market
     conditions.
    -----------------------------------------------------------------------
     AST MFS Global Equity Portfolio:        INTER       Massachusetts
     seeks capital growth. Under normal    NATIONAL    Financial Services
     circumstances the Portfolio invests    EQUITY          Company
     at least 80% of its net assets in
     equity securities. The Portfolio may
     invest in the securities of U.S. and
     foreign issuers (including issuers
     in emerging market countries). While
     the Portfolio may invest its assets
     in companies of any size, the
     Portfolio generally focuses on
     companies with relatively large
     market capitalizations.
    -----------------------------------------------------------------------
     AST MFS Growth Portfolio: seeks       LARGE CAP     Massachusetts
     long-term capital growth and future,   GROWTH     Financial Services
     rather than current income. Under                      Company
     normal market conditions, the
     Portfolio invests at least 80% of
     its net assets in common stocks and
     related securities, such as
     preferred stocks, convertible
     securities and depositary receipts.
     The subadvisor focuses on investing
     the Portfolio's assets in the stocks
     of companies it believes to have
     above-average earnings growth
     potential compared to other
     companies. The subadvisor uses a
     "bottom up" as opposed to a "top
     down" investment style in managing
     the Portfolio.
    -----------------------------------------------------------------------
     AST MFS Large-Cap Value Portfolio:    LARGE CAP     Massachusetts
     seeks capital appreciation. The         VALUE     Financial Services
     Portfolio seeks to achieve its                         Company
     investment objective by investing at
     least 80% of its net assets in
     issuers with large market
     capitalizations of at least $5
     billion at the time of purchase. The
     Portfolio will invest primarily in
     equity securities and may invest in
     foreign securities. The subadviser
     focuses on investing the Portfolio's
     assets in the stocks of companies it
     believes are undervalued compared to
     their perceived worth (value
     companies). The subadviser uses a
     "bottom-up" investment approach to
     buying and selling investments for
     the Portfolio. Investments are
     selected primarily based on
     fundamental analysis of individual
     issuers. Quantitative models that
     systematically evaluate issuers may
     also be considered.
    -----------------------------------------------------------------------
     AST Mid-Cap Value Portfolio: seeks     MID CAP         EARNEST
     to provide capital growth by            VALUE      Partners, LLC;
     investing primarily in                              WEDGE Capital
     mid-capitalization stocks that                    Management L.L.P.
     appear to be undervalued. The
     Portfolio invests, under normal
     circumstances, at least 80% of the
     value of its net assets in
     mid-capitalization companies.
     Mid-capitalization companies are
     generally those that have market
     capitalizations, at the time of
     purchase, within the market
     capitalization range of companies
     included in the Russell Midcap(R)
     Value Index during the previous 12
     months based on month-end data.
    -----------------------------------------------------------------------

        INVESTMENT OBJECTIVES/POLICIES      STYLE/         PORTFOLIO
                                             TYPE          ADVISOR/
                                                          SUBADVISOR
    ------------------------------------------------------------------------
     AST Money Market Portfolio: seeks      FIXED         Prudential
     high current income and maintain       INCOME        Investment
     high levels of liquidity. The                     Management, Inc.
     Portfolio invests in high-quality
     money market instruments and seeks
     to maintain a stable net asset value
     (NAV) of $1 per share.
    ------------------------------------------------------------------------
     AST Neuberger Berman Core Bond         FIXED      Neuberger Berman
     Portfolio: seeks to maximize total     INCOME     Fixed Income LLC
     return consistent with the
     preservation of capital. Under
     normal circumstances the Portfolio
     invests at least 80% of its
     investable assets in bonds and other
     debt securities. All of the debt
     securities in which the Portfolio
     invests will be investment grade
     under normal circumstances.
    ------------------------------------------------------------------------
     AST Neuberger Berman Mid-Cap Growth   MID CAP     Neuberger Berman
     Portfolio: seeks capital growth.       GROWTH      Management LLC
     Under normal market conditions, the
     Portfolio invests at least 80% of
     its net assets in the common stocks
     of mid-capitalization companies.
     Mid-capitalization companies are
     those companies whose market
     capitalization is within the range
     of market capitalizations of
     companies in the Russell Midcap(R)
     Growth Index. Using fundamental
     research and quantitative analysis,
     the subadvisor looks for
     fast-growing companies with
     above-average sales and competitive
     returns on equity relative to their
     peers.
    ------------------------------------------------------------------------
     AST Neuberger Berman/LSV Mid-Cap      MID CAP         LSV Asset
     Value Portfolio: seeks capital         VALUE         Management;
     growth. Under normal market                       Neuberger Berman
     conditions, the Portfolio invests at               Management LLC
     least 80% of its net assets in the
     common stocks of medium
     capitalization companies. Companies
     with market capitalizations that
     fall within the range of the Russell
     Midcap(R) Value Index at the time of
     investment are considered medium
     capitalization companies. Some of
     the Portfolio's assets may be
     invested in the securities of
     large-cap companies as well as in
     small-cap companies.
    ------------------------------------------------------------------------
     AST New Discovery Asset Allocation     ASSET     Bradford & Marzec,
     Portfolio (formerly AST American       ALLOCA-       LLC; Brown
     Century Income & Growth Portfolio):     TION       Advisory, LLC;
     seeks total return. Total return is                C.S. McKee, LP;
     comprised of capital appreciation                      EARNEST
     and income. Under normal                           Partners, LLC;
     circumstances, approximately 70% of               Epoch Investment
     the Portfolio's assets will be                     Partners, Inc.;
     allocated to a combination of                    Security Investors,
     domestic and international equity                  LLC; Thompson,
     strategies and approximately 30% of               Siegel & Walmsley
     Portfolio's assets will be allocated                     LLC
     to certain U.S. fixed-income
     investment strategies and a
     liquidity strategy. Depending upon
     the Portfolio's ability to achieve
     the necessary asset scale, the
     Trust's ability to implement certain
     legal agreements and custody
     arrangements, and market, economic,
     and financial conditions as of the
     Portfolio's commencement of
     operations, it may take several
     weeks for the Portfolio's assets to
     be fully invested in accordance with
     its investment objective and
     policies. During that time, it is
     anticipated that all or a portion of
     the Portfolio's assets will be
     invested in high grade, short term
     debt securities (both fixed and
     floating rate), money market funds,
     short-term bond funds,
     exchange-traded funds, and/or index
     futures contracts. A relatively long
     initial investment period may
     negatively affect the Portfolio's
     investment return and ability to
     achieve its investment objective.
    ------------------------------------------------------------------------
     AST Parametric Emerging Markets         INTER    Parametric Portfolio
     Equity Portfolio: seeks long-term     NATIONAL     Associates LLC
     capital appreciation. The Portfolio    EQUITY
     normally invests at least 80% of its
     net assets in equity securities of
     issuers (i) located in emerging
     market countries, which are
     generally those not considered to be
     developed market countries, or (ii)
     included (or considered for
     inclusion) as emerging markets
     issuers in one or more broad-based
     market indices. Emerging market
     countries are generally countries
     not considered to be developed
     market countries, and therefore not
     included in the MSCI World Index.
     The Portfolio seeks to employ a
     top-down, disciplined and structured
     investment process that emphasizes
     broad exposure and diversification
     among emerging market countries,
     economic sectors and issuers.
    ------------------------------------------------------------------------
     AST PIMCO Limited Maturity Bond        FIXED     Pacific Investment
     Portfolio: seeks to maximize total     INCOME        Management
     return consistent with preservation                  Company LLC
     of capital and prudent investment                      (PIMCO)
     management. The Portfolio will
     invest, under normal circumstances,
     at least 80% of the value of its net
     assets in fixed- income investments,
     which may be represented by forwards
     or derivatives such as options,
     futures contracts, or swap
     agreements. The average portfolio
     duration normally varies within a
     one-to-three year time-frame based
     on the subadvisor's forecast of
     interest rates. Portfolio holdings
     are concentrated in areas of the
     bond market (based on quality,
     sector, interest rate or maturity)
     that the subadvisor believes to be
     relatively undervalued. The
     Portfolio may invest up to 10% total
     assets in non-investment grade bonds
     which are commonly known as "junk
     bonds".
    ------------------------------------------------------------------------

        INVESTMENT OBJECTIVES/POLICIES       STYLE/         PORTFOLIO
                                              TYPE          ADVISOR/
                                                           SUBADVISOR
    ------------------------------------------------------------------------
     AST PIMCO Total Return Bond              FIXED     Pacific Investment
     Portfolio: seeks to maximize total      INCOME        Management
     return consistent with preservation                   Company LLC
     of capital and prudent investment                       (PIMCO)
     management. The Portfolio will
     invest, under normal circumstances,
     at least 80% of the value of its net
     assets in fixed income investments,
     which may be represented by forwards
     or derivatives such as options,
     futures contracts, or swap
     agreements. The average portfolio
     duration normally varies within two
     years (+/-) of the duration of the
     Barclay's Capital U.S. Aggregate
     Bond Index. Portfolio holdings are
     concentrated in areas of the bond
     market (based on quality, sector,
     interest rate or maturity) that the
     subadvisor believes to be relatively
     undervalued. The Portfolio may
     invest up to 10% total assets in
     non-investment grade bonds which are
     commonly known as "junk bonds".
    ------------------------------------------------------------------------
     AST Preservation Asset Allocation        ASSET        Prudential
     Portfolio: seeks to obtain a total      ALLOCA-    Investments LLC;
     return consistent with its specified     TION        Quantitative
     level of risk. The Portfolio                          Management
     primarily invests its assets in a                   Associates LLC
     diversified portfolio of other
     mutual funds, within the Advanced
     Series Trust and certain affiliated
     money market funds. Under normal
     market conditions, the Portfolio
     will devote approximately 35% of its
     net assets to underlying portfolios
     investing primarily in equity
     securities (with a range of 27.5% to
     42.5%), and 65% of its net assets to
     underlying portfolios investing
     primarily in debt securities and
     money market instruments (with a
     range of 57.5% to 72.5%). The
     Portfolio is not limited to
     investing exclusively in shares of
     the underlying portfolios and may
     invest in securities, exchange
     traded funds (ETFs), and futures
     contracts, swap agreements and other
     financial and derivative instruments.
    ------------------------------------------------------------------------
     AST Prudential Core Bond Portfolio:      FIXED        Prudential
     seeks to maximize total return          INCOME        Investment
     consistent with the long-term                      Management, Inc.
     preservation of capital. The
     Portfolio will invest, under normal
     circumstances, at least 80% of its
     net assets in intermediate and
     long-term debt obligations and high
     quality money market instruments.
     The Portfolio will invest, under
     normal circumstances, at least 80%
     of its net assets in intermediate
     and long-term debt obligations that
     are rated investment grade by the
     major ratings services, or if
     unrated, considered to be of
     comparable quality by the
     subadvisor, and high quality money
     market instruments. Likewise, the
     Portfolio may invest up to 20% of
     its net assets in
     high-yield/high-risk debt securities
     (commonly known as "junk bonds").
     The Portfolio also may invest up to
     20% of its total assets in debt
     securities issued outside the U.S.
     by U.S. or foreign issuers, whether
     or not such securities are
     denominated in the U.S. dollar.
    ------------------------------------------------------------------------
     AST QMA US Equity Alpha Portfolio:     LARGE CAP     Quantitative
     seeks long term capital                  BLEND        Management
     appreciation. The Portfolio utilizes                Associates LLC
     a long/short investment strategy and
     will normally invest at least 80% of
     its net assets plus borrowings in
     equity and equity related securities
     of US issuers. The Portfolio seeks
     to produce returns that exceed those
     of its benchmark index, the Russell
     1000(R), which is comprised of
     stocks representing more than 90% of
     the market cap of the US market and
     includes the largest 1000 securities
     in the Russell 3000(R) Index.
    ------------------------------------------------------------------------
     AST Quantitative Modeling Portfolio:     ASSET       Quantitative
     seeks a high potential return while     ALLOCA-       Management
     attempting to mitigate downside risk     TION       Associates LLC
     during adverse market cycles. The
     Portfolio operates as a
     "fund-of-funds", meaning that the
     Portfolio invests substantially all
     of its assets in a combination of
     other mutual funds. The assets of
     the Portfolio are allocated to a
     capital growth segment and a
     fixed-income segment. Under normal
     circumstances, approximately 75% of
     the Portfolio's net assets
     attributable to the capital growth
     segment are invested in underlying
     portfolios that invest primarily in
     equity securities, while the
     remaining 25% of the Portfolio's net
     assets attributable to the capital
     growth segment are invested in
     underlying portfolios that invest
     primarily in debt securities and
     money market instruments. All of the
     assets attributable to the
     fixed-income segment are invested in
     the AST Investment Grade Bond
     Portfolio, which in turn invests at
     least 80% of its assets in bonds.
     Portfolio assets are normally
     transferred between the capital
     growth segment and the fixed-income
     segment based upon the application
     of a quantitative model to the
     Portfolio's overall net asset value
     (NAV) per share. In general terms,
     the model seeks to transfer
     Portfolio assets from the capital
     growth segment to the fixed-income
     segment when the Portfolio's NAV per
     share experiences certain declines
     and from the fixed- income segment
     to the capital growth segment when
     the Portfolio's NAV per share
     experiences certain increases or
     remains flat over certain periods of
     time.
    ------------------------------------------------------------------------

        INVESTMENT OBJECTIVES/POLICIES      STYLE/         PORTFOLIO
                                             TYPE           ADVISOR/
                                                           SUBADVISOR
    ------------------------------------------------------------------------
     AST Schroders Global Tactical           ASSET          Schroder
     Portfolio (formerly AST CLS Growth      ALLOCA        Investment
     Asset Allocation Portfolio): seeks      TION       Management North
     to outperform its blended                           America Inc./
     performance benchmark. The blended                     Schroder
     benchmark is comprised of 45%                         Investment
     Russell 3000, 12.5% MSCI EAFE (USD                 Management North
     Hedged), 12.5% MSCI EAFE (Local),                    America Ltd.
     and 30% Barclays Capital U.S.
     Aggregate Bond Index. The Portfolio
     is a multi asset-class fund that
     allocates its assets among various
     regions and countries throughout the
     world, including the United States
     (but in no less than three
     countries). The subadvisors use
     various investment strategies,
     currency hedging, and a global
     tactical asset allocation strategy
     in order to help the Portfolio
     achieve its investment objective.
     Under normal circumstances,
     approximately 70% of the Portfolio's
     net assets are invested to provide
     exposure to equity securities and
     approximately 30% of its net assets
     are invested to provide exposure to
     fixed-income securities. Depending
     on market conditions, such equity
     exposure may range between 60-80% of
     the Portfolio's net assets and such
     fixed-income exposure may range
     between 20-40% of its net assets.
    ------------------------------------------------------------------------
     AST Schroders Multi-Asset World         ASSET          Schroder
     Strategies Portfolio: seeks            ALLOCA-        Investment
     long-term capital appreciation. The     TION       Management North
     Portfolio seeks to achieve its                      America Inc./
     objective through a flexible global                    Schroder
     asset allocation approach. This                       Investment
     approach entails investing in                      Management North
     traditional asset classes, such as                   America Ltd.
     equity and fixed-income investments,
     and alternative asset classes, such
     as investments in real estate,
     commodities, currencies, private
     equity, non-investment grade bonds,
     Emerging Market Debt and absolute
     return strategies. The subadvisors
     seek to emphasize the management of
     risk and volatility. Exposure to
     different asset classes and
     investment strategies will vary over
     time based upon the subadvisor's
     assessments of changing market,
     economic, financial and political
     factors and events.
    ------------------------------------------------------------------------
     AST Small-Cap Growth Portfolio:       SMALL CAP      Eagle Asset
     seeks long-term capital growth. The    GROWTH     Management, Inc.;
     Portfolio pursues its objective by                  Emerald Mutual
     investing, under normal                             Fund Advisers
     circumstances, at least 80% of the                      Trust
     value of its assets in
     small-capitalization companies.
     Small-capitalization companies are
     those companies with a market
     capitalization, at the time of
     purchase, no larger than the largest
     capitalized company included in the
     Russell 2000(R) Growth Index at the
     time of the Portfolio's investment.
    ------------------------------------------------------------------------
     AST Small-Cap Value Portfolio: seeks  SMALL CAP      ClearBridge
     to provide long-term capital growth     VALUE     Advisors, LLC; J.P.
     by investing primarily in                         Morgan Investment
     small-capitalization stocks that                  Management, Inc.;
     appear to be undervalued. The                     Lee Munder Capital
     Portfolio invests, under normal                       Group, LLC
     circumstances, at least 80% of the
     value of its net assets in small
     capitalization stocks. Small
     capitalization stocks are the stocks
     of companies with market
     capitalization that are within the
     market capitalization range of the
     Russell 2000(R) Value Index at the
     time of purchase. Each subadvisor
     expects to utilize different
     investment strategies to achieve the
     Portfolio's objective.
    ------------------------------------------------------------------------
     AST T. Rowe Price Asset Allocation      ASSET       T. Rowe Price
     Portfolio: seeks a high level of        ALLOCA     Associates, Inc.
     total return by investing primarily     TION
     in a diversified portfolio of equity
     and fixed income securities. The
     Portfolio normally invests
     approximately 60% of its total
     assets in equity securities and 40%
     in fixed income securities. This mix
     may vary over shorter time periods:
     the equity portion may range between
     50-70% and the fixed-income portion
     may range between 30-50%. The
     subadvisor concentrates common stock
     investments in larger, more
     established companies, but the
     Portfolio may include small and
     medium-sized companies with good
     growth prospects. The fixed income
     portion of the Portfolio will be
     allocated among investment grade
     securities, high yield or "junk"
     bonds, emerging market securities,
     foreign high quality debt securities
     and cash reserves.
    ------------------------------------------------------------------------

        INVESTMENT OBJECTIVES/POLICIES      STYLE/         PORTFOLIO
                                             TYPE          ADVISOR/
                                                          SUBADVISOR
    -----------------------------------------------------------------------
     AST T. Rowe Price Equity Income       LARGE CAP     T. Rowe Price
     Portfolio (formerly AST                 VALUE     Associates, Inc.
     AllianceBernstein Core Value
     Portfolio): seeks substantial
     dividend income as well as long-term
     growth of capital through
     investments in the common stocks of
     established companies. The Portfolio
     will normally invest at least 80% of
     its net assets (including any
     borrowings for investment purposes)
     in common stocks, with 65% of net
     assets (including any borrowings for
     investment purposes) in
     dividend-paying common stocks of
     well-established companies. The
     Portfolio will typically employ a
     "value" approach in selecting
     investments. T. Rowe Price's
     research team will seek companies
     that appear to be undervalued by
     various measures and may be
     temporarily out of favor but have
     good prospects for capital
     appreciation and dividend growth. In
     selecting investments, T. Rowe Price
     generally will look for companies in
     the aggregate with an established
     operating history, above-average
     dividend yield relative to the S&P
     500 Index, low price/earnings ratio
     relative to the S&P 500 Index, a
     sound balance sheet and other
     positive financial characteristics,
     and low stock price relative to a
     company's underlying value as
     measured by assets, cash flow, or
     business franchises.
    -----------------------------------------------------------------------
     AST T. Rowe Price Global Bond           FIXED       T. Rowe Price
     Portfolio: seeks to provide high       INCOME     Associates, Inc. /
     current income and capital growth by                T. Rowe Price
     investing in high-quality foreign                 International Ltd
     and U.S. dollar-denominated bonds.                     (TRPIL)
     The Portfolio will normally invest
     at least 80% of its total assets in
     fixed income securities. The
     Portfolio invests in all types of
     bonds, including those issued or
     guaranteed by U.S. or foreign
     governments or their agencies and by
     foreign authorities, provinces and
     municipalities as well as investment
     grade corporate bonds,
     mortgage-related and asset- backed
     securities, and high-yield bonds of
     U.S. and foreign issuers. The
     Portfolio generally invests in
     countries where the combination of
     fixed-income returns and currency
     exchange rates appears attractive,
     or, if the currency trend is
     unfavorable, where the subadvisor
     believes that the currency risk can
     be minimized through hedging. The
     Portfolio may also invest in
     convertible securities, commercial
     paper and bank debt and loan
     participations. The Portfolio may
     invest up to 20% of its assets in
     the aggregate in below
     investment-grade, high-risk bonds
     ("junk bonds") and emerging market
     bonds. In addition, the Portfolio
     may invest up to 30% of its assets
     in mortgage-related (including
     mortgage dollar rolls and
     derivatives, such as collateralized
     mortgage obligations and stripped
     mortgage securities) and
     asset-backed securities. The
     Portfolio may invest in futures,
     swaps and other derivatives in
     keeping with its objective.
    -----------------------------------------------------------------------
     AST T. Rowe Price Large-Cap Growth    LARGE CAP     T. Rowe Price
     Portfolio: seeks long-term growth of   GROWTH     Associates, Inc.
     capital by investing predominantly
     in the equity securities of a
     limited number of large, carefully
     selected, high-quality U.S.
     companies that are judged likely to
     achieve superior earnings growth.
     The Portfolio takes a growth
     approach to investment selection and
     normally invests at least 80% of its
     net assets in the common stocks of
     large companies. Large companies are
     defined as those whose market
     capitalization is larger than the
     median market capitalization of
     companies in the Russell 1000 Growth
     Index as of the time of purchase.
    -----------------------------------------------------------------------
     AST T. Rowe Price Natural Resources   SPECIALTY     T. Rowe Price
     Portfolio: seeks long-term capital                Associates, Inc.
     growth primarily through investing
     in the common stocks of companies
     that own or develop natural
     resources (such as energy products,
     precious metals and forest products)
     and other basic commodities. The
     Portfolio invests, under normal
     circumstances, at least 80% of the
     value of its assets in natural
     resource companies. The Portfolio
     may also invest in non-resource
     companies with the potential for
     growth. The Portfolio looks for
     companies that have the ability to
     expand production, to maintain
     superior exploration programs and
     production facilities, and the
     potential to accumulate new
     resources. Although the Portfolio is
     primarily invested in U.S.
     securities, up to 50% of total
     assets also may be invested in
     foreign securities.
    -----------------------------------------------------------------------

         INVESTMENT OBJECTIVES/POLICIES       STYLE/        PORTFOLIO
                                               TYPE         ADVISOR/
                                                           SUBADVISOR
     ----------------------------------------------------------------------
      AST Wellington Management Hedged        ASSET        Wellington
      Equity Portfolio: seeks to            ALLOCATION     Management
      outperform a mix of 50% Russell 3000                Company, LLP
      Index, 20% MSCI EAFE Index, and 30%
      Treasury Bill Index over a full
      market cycle by preserving capital
      in adverse markets utilizing an
      options strategy while maintaining
      equity exposure to benefit from up
      markets through investments in
      Wellington Management's equity
      investment strategies. The Portfolio
      will use a broad spectrum of
      Wellington Management's equity
      investment strategies to invest in a
      broadly diversified portfolio of
      common stocks while also pursuing an
      equity index option overlay
      strategy. The equity index option
      overlay strategy is designed to help
      mitigate capital losses in adverse
      market environments and employs a
      put/spread collar to meet this goal.
      The Portfolio will normally invest
      at least 80% of its assets in common
      stocks of small, medium and large
      companies and may also invest up to
      30% of its assets in equity
      securities of foreign issuers and
      non-dollar denominated securities.
     ----------------------------------------------------------------------
      AST Western Asset Core Plus Bond        FIXED       Western Asset
      Portfolio: seeks to maximize total      INCOME       Management
      return, consistent with prudent                        Company
      investment management and liquidity
      needs, by investing to obtain the
      average duration specified for the
      Portfolio. The Portfolio invests,
      under normal circumstances, at least
      80% of the value of its assets in
      debt and fixed-income securities.
      The Portfolio's current target
      average duration is generally 2.5 to
      7 years. The Portfolio pursues this
      objective by investing in all major
      fixed income sectors with a bias
      towards non-Treasuries. The
      Portfolio has the ability to invest
      up to 20% in below investment grade
      securities. Securities rated below
      investment grade are commonly known
      as "junk bonds" or "high yield"
      securities.
     ----------------------------------------------------------------------
      AST Western Asset Emerging Markets    LARGE CAP     Western Asset
      Debt Portfolio: seeks to maximize       VALUE        Management
      total return. The Portfolio pursues                Company; Western
      its objective, under normal market                 Asset Management
      conditions, by investing at least                  Company Limited
      80% of its assets in fixed-income
      securities issued by governments,
      government related entities and
      corporations located in emerging
      markets, and related instruments.
      The Portfolio may invest without
      limit in high yield debt securities
      and related investments rated below
      investment grade (that is,
      securities rated below Baa/BBB), or,
      if unrated, determined to be of
      comparable credit quality by one of
      the subadvisers. The Portfolio may
      invest in Below-investment grade
      securities that are commonly
      referred to as "junk bonds". The
      Western Asset Emerging Markets Debt
      Portfolio also may invest up to 50%
      of its assets in non-U.S. dollar
      denominated fixed income securities.
     ----------------------------------------------------------------------
                   PROFUND VP
     ----------------------------------------------------------------------
      Each ProFund VP portfolio described below is designed to seek daily investment results that, before fees and expenses, correspond to the performance of a daily benchmark, such as the daily performance of an index or security, or the inverse (-1x), a multiple (i.e., 1.25x or 2x), or an inverse multiple (i.e., -1.25x or -2x) of the daily performance of an index or security. Each Classic ProFund VP and
      Sector ProFund VP portfolio seeks to provide daily investment results, before fees and expenses, that match (1x) the daily performance of its benchmark. Each Ultra ProFund VP portfolio seeks to provide daily investment results, before fees and expenses, that correspond to a multiple (i.e., 1.25x or 2x) of the daily
      performance of its benchmark. Each Inverse ProFund VP portfolio seeks to provide daily investment results, before fees and expenses, that correspond to the inverse (-1x) or an inverse multiple (i.e.,
      -1.25x or -2x) of the daily performance of its benchmark. The investment strategy of some of the portfolios may magnify (both positively and negatively) the daily investment results of the applicable index or security. It is recommended that only those
      Annuity Owners who engage a financial advisor to allocate their account value using a strategic or tactical asset allocation strategy invest in these portfolios. The Portfolios are arranged based on the index on which its investment strategy is based.
     ----------------------------------------------------------------------
      ProFund VP Small-Cap Value: seeks     SMALL CAP    ProFund Advisors
      daily investment results, before        VALUE            LLC
      fees and expenses, that correspond
      to the daily performance of the S&P
      SmallCap 600(R) Value Index (the
      "Index"). To meet its investment
      objective, the Fund invests in
      equity securities that ProFund
      Advisors believes, in combination,
      should have similar daily return
      characteristics as the daily return
      of the Index.
     ----------------------------------------------------------------------
      The S&P SmallCap 600(R) Value Index is designed to provide a comprehensive measure of small-cap U.S. equity "value" performance.
      It is an unmanaged float-adjusted, market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P SmallCap 600 that have been identified as being on the value end of the growth-value spectrum. It is a float adjusted, market capitalization weighted index of 600 U.S. operating companies. Securities are selected for inclusion in the Index by an
      S&P committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization, financial viability, and public float.
     ----------------------------------------------------------------------
      ProFund VP Small-Cap Growth: seeks    SMALL CAP    ProFund Advisors
      daily investment results, before        GROWTH           LLC
      fees and expenses, that correspond
      to the daily performance of the S&P
      SmallCap 600(R) Growth Index(R) (the
      "Index"). To meet its investment
      objective, the Fund invests in
      equity securities that ProFund
      Advisors believes, in combination,
      should have similar daily return
      characteristics as the daily return
      of the Index.
     ----------------------------------------------------------------------
      The S&P SmallCap 600(R) Growth Index is designed to provide a comprehensive measure of small-cap U.S. equity "growth" performance.
      It is an unmanaged float-adjusted, market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P SmallCap 600 that have been identified as being on the growth end of the growth-value spectrum. It is a float-adjusted, market capitalization weighted index of 600 U.S.
      operating companies. Securities are selected for inclusion in the
      Index by an S&P committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization, financial viability, and public float.
     ----------------------------------------------------------------------

         INVESTMENT OBJECTIVES/POLICIES      STYLE/        PORTFOLIO
                                              TYPE         ADVISOR/
                                                          SUBADVISOR
     ---------------------------------------------------------------------
      ProFund VP Large-Cap Value: seeks     LARGE CAP   ProFund Advisors
      daily investment results, before        VALUE           LLC
      fees and expenses, that correspond
      to the daily performance of the S&P
      500(R) Value Index (the "Index"). To
      meet its investment objective, the
      Fund invests in equity securities
      that ProFund Advisors believes, in
      combination, should have similar
      daily return characteristics as the
      daily return of the Index.
     ---------------------------------------------------------------------
      The S&P 500(R) Value Index is designed to provide a comprehensive measure of large-cap U.S. equity "value" performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P 500 that have been identified as being on the value end of the growth-value spectrum.
     ---------------------------------------------------------------------
      ProFund VP Large-Cap Growth: seeks    LARGE CAP   ProFund Advisors
      daily investment results, before       GROWTH           LLC
      fees and expenses, that correspond
      to the daily performance of the S&P
      500(R) Growth Index (the "Index").
      To meet its investment objective,
      the Fund invests in equity
      securities that ProFund Advisors
      believes, in combination, should
      have similar daily return
      characteristics as the daily return
      of the Index.
     ---------------------------------------------------------------------
      The S&P 500(R) Growth Index is designed to provide a comprehensive measure of large-cap U.S. equity "growth" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 that have been identified as being on the growth end of the growth-value spectrum.
     ---------------------------------------------------------------------
      ProFund VP Mid-Cap Value: seeks        MID CAP    ProFund Advisors
      daily investment results, before        VALUE           LLC
      fees and expenses, that correspond
      to the daily performance of the S&P
      MidCap 400(R) Value Index (the
      "Index"). To meet its investment
      objective, the Fund invests in
      equity securities that ProFund
      Advisors believes, in combination,
      should have similar daily return
      characteristics as the daily return
      of the Index.
     ---------------------------------------------------------------------
      The S&P MidCap 400(R) Value Index is designed to provide a comprehensive measure of mid-cap U.S. equity "value" performance.
      It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P MidCap 400 that have been identified as being on the value end of the growth-value spectrum.
     ---------------------------------------------------------------------
      ProFund VP Mid-Cap Growth: seeks       MID CAP    ProFund Advisors
      daily investment results, before       GROWTH           LLC
      fees and expenses, that correspond
      to the daily performance of the S&P
      MidCap 400(R) Growth Index(R) (the
      "Index"). To meet its investment
      objective, the Fund invests in
      equity securities that ProFund
      Advisors believes, in combination,
      should have similar daily return
      characteristics as the daily return
      of the Index.
     ---------------------------------------------------------------------
      The S&P MidCap 400(R) Growth Index is designed to provide a comprehensive measure of mid-cap U.S. equity "growth" performance.
      It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P MidCap 400 that have been identified as being on the growth end of the growth-value spectrum.
     ---------------------------------------------------------------------
      ProFund VP Consumer Goods: seeks      SPECIALTY   ProFund Advisors
      daily investment results, before                        LLC
      fees and expenses, that correspond
      to the daily performance of the Dow
      Jones U.S. Consumer Goods Index (the
      "Index"). To meet its investment
      objective, the Fund invests in
      equity securities that ProFund
      Advisors believes, in combination,
      should have similar daily return
      characteristics as the daily return
      of the Index.
     ---------------------------------------------------------------------
      The Dow Jones U.S. Consumer Goods/SM/ Index measures the
      performance of consumer goods sector of the U.S. equity market.
      Component companies include, among others, automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and non-durable household product manufacturers, cosmetic companies, food and tobacco products, clothing, accessories and footwear.
     ---------------------------------------------------------------------
      ProFund VP Consumer Services: seeks   SPECIALTY   ProFund Advisors
      daily investment results, before                        LLC
      fees and expenses, that correspond
      to the daily performance of the Dow
      Jones U.S. Consumer Services Index
      (the "Index"). To meet its
      investment objective, the Fund
      invests in equity securities that
      ProFund Advisors believes, in
      combination, should have similar
      daily return characteristics as the
      daily return of the Index.
     ---------------------------------------------------------------------
      The Dow Jones U.S. Consumer Services Index measures the performance of consumer services sector of the U.S. equity market. Component companies include, among others, airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels,
      restaurants and bars, and travel and tourism.
     ---------------------------------------------------------------------

         INVESTMENT OBJECTIVES/POLICIES      STYLE/        PORTFOLIO
                                              TYPE         ADVISOR/
                                                          SUBADVISOR
     ---------------------------------------------------------------------
      ProFund VP Financials: seeks daily    SPECIALTY   ProFund Advisors
      investment results, before fees and                     LLC
      expenses, that correspond to the
      daily performance of the Dow Jones
      U.S. Financials Index (the "Index").
      To meet its investment objective,
      the Fund invests in equity
      securities that ProFund Advisors
      believes, in combination, should
      have similar daily return
      characteristics as the daily return
      of the Index.
     ---------------------------------------------------------------------
      The Dow Jones U.S. Financials Index measures the performance of the financial services sector of the U.S. equity market. Component companies include, among others, regional banks; major U.S.
      domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as
      Fannie Mae, credit card issuers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers, including investment banks, merchant banks and online brokers; and
      publicly traded stock exchanges.
     ---------------------------------------------------------------------
      ProFund VP Health Care: seeks daily   SPECIALTY   ProFund Advisors
      investment results, before fees and                     LLC
      expenses, that correspond to the
      daily performance of the Dow Jones
      U.S. Health Care/SM/ Index (the
      "Index"). To meet its investment
      objective, the Fund invests in
      equity securities that ProFund
      Advisors believes, in combination,
      should have similar daily return
      characteristics as the daily return
      of the Index.
     ---------------------------------------------------------------------
      The Dow Jones U.S. Health Care/SM/ Index measures the performance of the healthcare industry of the U.S. equity market. Component companies include, among others, health care providers,
      biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals.
     ---------------------------------------------------------------------
      ProFund VP Industrials: seeks daily   SPECIALTY   ProFund Advisors
      investment results, before fees and                     LLC
      expenses, that correspond to the
      daily performance of the Dow Jones
      U.S. Industrials Index (the
      "Index"). To meet its investment
      objective, the Fund invests in
      equity securities that ProFund
      Advisors believes, in combination,
      should have similar daily return
      characteristics as the daily return
      of the Index.
     ---------------------------------------------------------------------
      The Dow Jones U.S. Industrials/SM/ Index measures the performance of the industrial industry of the U.S. equity market. Component companies include, among others, building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding,
      transportation services, advanced industrial equipment, electric components and equipment, and aerospace.
     ---------------------------------------------------------------------
      ProFund VP Real Estate: seeks daily   SPECIALTY   ProFund Advisors
      investment results, before fees and                     LLC
      expenses, that correspond to the
      daily performance of the Dow Jones
      U.S. Real Estate Index (the
      "Index"). To meet its investment
      objective, the Fund invests in
      equity securities that ProFund
      Advisors believes, in combination,
      should have similar daily return
      characteristics as the daily return
      of the Index.
     ---------------------------------------------------------------------
      The Dow Jones U.S. Real Estate/SM/ Index measures the performance of the real estate sector of the U.S. equity market. Component companies include real estate holding and development and real estate service companies and real estate investment trusts
      ("REITS") that invest in industrial, offices and retail properties.
      REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans and interests.
     ---------------------------------------------------------------------
      ProFund VP Telecommunications: seeks  SPECIALTY   ProFund Advisors
      daily investment results, before                        LLC
      fees and expenses, that correspond
      to the daily performance of the Dow
      Jones U.S. Telecommunications Index
      (the "Index"). To meet its
      investment objective, the Fund
      invests in equity securities and
      derivatives that ProFund Advisors
      believes, in combination, should
      have similar daily return
      characteristics as the daily return
      of the Index.
     ---------------------------------------------------------------------
      The Dow Jones U.S. Telecommunications/SM/ Index measures the performance of the telecommunications industry of the U.S. equity market. Component companies include, among others, fixed-line communications and wireless communications companies.
     ---------------------------------------------------------------------
      ProFund VP Utilities: seeks daily     SPECIALTY   ProFund Advisors
      investment results, before fees and                     LLC
      expenses, that correspond to the
      daily performance of the Dow Jones
      U.S. Utilities Index (the "Index").
      To meet its investment objective,
      the Fund invests in equity
      securities that ProFund Advisors
      believes, in combination, should
      have similar daily return
      characteristics as the daily return
      of the Index.
     ---------------------------------------------------------------------
      The Dow Jones U.S. Utilities/SM/ Index measures the performance of the utilities sector of the U.S. equity market. Component companies include, among others, electric utilities, gas utilities and water utilities.
     ---------------------------------------------------------------------

 Dow Jones has no relationship to the ProFunds VP, other than the licensing of the Dow Jones sector indices and its service marks for use in connection with the ProFunds VP. The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor's or NASDAQ, and neither Standard & Poor's nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP.

 LIMITATIONS WITH OPTIONAL BENEFITS
 As a condition to your participating in certain optional benefits, we limit the Investment Options to which you may allocate your Account Value. Broadly speaking, we offer two groups of "Permitted Sub-accounts". Under the first group (Group I), your allowable Investment Options are more limited, but you are not subject to mandatory quarterly re-balancing. We call the second group (Group II) our "Custom Portfolios Program." The Custom Portfolios Program offers a larger menu of portfolios, but you are subject to certain other restrictions. Specifically:
   . you must allocate at least 20% of your Account Value to certain fixed income portfolios (currently, the AST PIMCO Total Return Bond Portfolio, the AST Western Asset Core Plus Bond Portfolio, the Lord Abbett Core Fixed Income Portfolio, the AST Neuberger Berman Core Bond Portfolio, and the AST Prudential Core Bond Portfolio; and
   .   you may allocate up to 80% in the portfolios listed in the table below;
       and
   . on each benefit quarter (or the next Valuation Day, if the quarter-end is not a Valuation Day), we will automatically re-balance your Sub-accounts used with this Program, so that the percentages devoted to each portfolio remain the same as those in effect on the immediately preceding quarter-end, subject to the pre-determined mathematical formula inherent in the benefit. Note that on the first quarter-end following your participation in the Custom Portfolios Program, we will re-balance your Sub-accounts so that the percentages devoted to each portfolio remain the same as those in effect when you began the Custom Portfolios Program (subject to the predetermined mathematical formula inherent in the benefit); and
   . between quarter-ends, you may re-allocate your Account Value among the Investment Options permitted within this category. If you reallocate, the next quarterly rebalancing will restore the percentages to those of your most recent reallocation; and
   . if you are already participating in the Custom Portfolios Program and add a new benefit that also participates in this program, your rebalancing date will continue to be based upon the quarterly anniversary of your initial benefit election.

 While those who do not participate in any optional benefit generally may invest in any of the Investment Options described in the prospectus, only those who participate in the optional benefits listed in Group II below may participate in the Custom Portfolios Program. Please note that the Custom Portfolios Program is not available with any of the Highest Daily Lifetime Income 2.0 benefits. If you currently have elected an optional death benefit and wish to elect a Highest Daily Lifetime Income 2.0 benefit, you may not continue to invest under the Custom Portfolios Program. Instead, you will have to allocate your Account Value to the Investment Options permitted for the Highest Daily Lifetime Income 2.0 benefit at the time you elect it. If you participate in the Custom Portfolios Program, you may not participate in other Automatic Rebalancing Programs. We may modify or terminate the Custom Portfolios Program at any time. Any such modification or termination will
 (i) be implemented only after we have notified you in advance, (ii) not affect the guarantees you had accrued under the optional benefit or your ability to continue to participate in those optional benefits, and (iii) not require you to transfer Account Value out of any portfolio in which you participated immediately prior to the modification or termination. If you are not participating in the Custom Portfolios Program at the time of any modification or termination, or if you voluntarily transfer your Account Value out of the Custom Portfolios Program after any modification or termination, we may restrict your further eligibility to participate in the Custom Portfolios Program.

 In the following tables, we set forth the optional benefits that you may have if you also participate in the Group I or Group II programs.

 Group I: Allowable Benefit Allocations

 Highest Daily Lifetime Income 2.0                         AST Academic Strategies Asset Allocation
 Spousal Highest Daily Lifetime Income 2.0                 AST Advanced Strategies
 Highest Daily Lifetime Income 2.0 with Highest Annual     AST Balanced Asset Allocation
 Death Benefit                                             AST BlackRock Global Strategies
 Spousal Highest Daily Lifetime Income 2.0 with Highest    AST Capital Growth Asset Allocation
 Annual Death Benefit                                      AST CLS Moderate Asset Allocation
 Highest Daily Lifetime Income                             AST FI Pyramis(R) Asset Allocation
 Spousal Highest Daily Lifetime Income                     AST First Trust Balanced Target
 Highest Daily Lifetime 6 Plus                             AST First Trust Capital Appreciation Target
 Spousal Highest Daily Lifetime 6 Plus                     AST Franklin Templeton Founding Funds Allocation
 GRO Plus II                                               AST Horizon Moderate Asset Allocation
 Highest Daily GRO II                                      AST J.P. Morgan Global Thematic
 Highest Anniversary Value Death Benefit                   AST JPMorgan Strategic Opportunities
                                                           AST New Discovery Asset Allocation
                                                           AST Preservation Asset Allocation
                                                           AST Schroders Global Tactical
                                                           AST Schroders Multi-Asset World Strategies
                                                           AST T. Rowe Price Asset Allocation
                                                           AST Wellington Management Hedged Equity

 Group II: Custom Portfolios Program

 Highest Daily Lifetime Income              AST Academic Strategies Asset Allocation
 Spousal Highest Daily Lifetime Income      AST Advanced Strategies
 Highest Daily Lifetime 6 Plus              AST Balanced Asset Allocation
 Spousal Highest Daily Lifetime 6 Plus      AST BlackRock Global Strategies
 GRO Plus II                                AST BlackRock Value
 Highest Daily GRO II                       AST CLS Moderate Asset Allocation
 Highest Anniversary Value Death Benefit    AST Capital Growth Asset Allocation
                                            AST Cohen & Steers Realty
                                            AST Federated Aggressive Growth
                                            AST FI Pyramis(R) Asset Allocation
                                            AST First Trust Balanced Target
                                            AST First Trust Capital Appreciation Target
                                            AST Franklin Templeton Founding Funds Allocation
                                            AST Global Real Estate
                                            AST Goldman Sachs Concentrated Growth
                                            AST Goldman Sachs Large-Cap Value
                                            AST Goldman Sachs Mid-Cap Growth
                                            AST Goldman Sachs Small-Cap Value
                                            AST High Yield
                                            AST Horizon Moderate Asset Allocation
                                            AST International Growth
                                            AST International Value
                                            AST Jennison Large-Cap Growth
                                            AST Jennison Large-Cap Value
                                            AST J.P. Morgan Global Thematic
                                            AST JPMorgan International Equity
                                            AST JPMorgan Strategic Opportunities
                                            AST Large-Cap Value
                                            AST Lord Abbett Core-Fixed Income
                                            AST Marsico Capital Growth
                                            AST MFS Global Equity
                                            AST MFS Growth
                                            AST MFS Large-Cap Value
                                            AST Mid-Cap Value
                                            AST Money Market
                                            AST Neuberger Berman Core Bond
                                            AST Neuberger Berman Mid-Cap Growth
                                            AST Neuberger Berman/LSV Mid-Cap Value
                                            AST New Discovery Asset Allocation
                                            AST Parametric Emerging Markets Equity
                                            AST PIMCO Limited Maturity Bond
                                            AST PIMCO Total Return Bond
                                            AST Preservation Asset Allocation
                                            AST Prudential Core Bond
                                            AST QMA US Equity Alpha
                                            AST Schroders Global Tactical
                                            AST Schroders Multi-Asset World Strategies
                                            AST Small-Cap Growth
                                            AST Small-Cap Value
                                            AST T. Rowe Price Asset Allocation
                                            AST T. Rowe Price Equity Income
                                            AST T. Rowe Price Global Bond
                                            AST T. Rowe Price Large-Cap Growth
                                            AST T. Rowe Price Natural Resources
                                            AST Wellington Management Hedged Equity
                                            AST Western Asset Core Plus Bond
                                            Profund VP Consumer Goods
                                            Profund VP Consumer Services
                                            Profund VP Financials

                          Profund VP Health Care
                          Profund VP Industrials
                          Profund VP Large-Cap Growth
                          Profund VP Large-Cap Value
                          Profund VP Mid-Cap Growth
                          Profund VP Mid-Cap Value
                          Profund VP Real Estate
                          Profund VP Small-Cap Growth
                          Profund VP Small-Cap Value
                          Profund VP Telecommunications
                          Profund VP Utilities

                         FEES, CHARGES AND DEDUCTIONS

 In this section, we provide detail about the charges you incur if you own the Annuity.

 The charges under the Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuity exceed our total costs in connection with the Annuity, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life of New Jersey may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations and other expenses under the Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose.

 The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In general, a given charge under the Annuity compensates us for our costs and risks related to that charge and may provide for a profit. However, it is possible that with respect to a particular obligation we have under this Annuity, we may be compensated not only by the charge specifically tied to that obligation, but also from one or more other charges we impose.

 With regard to charges that are assessed as a percentage of the value of the Sub-accounts, please note that such charges are assessed through a reduction to the Unit value of your investment in each Sub-account, and in that way reduce your Account Value. A "Unit" refers to a share of participation in a Sub-account used to calculate your Account Value prior to the Annuity Date.

 Transfer Fee: Currently, you may make twenty free transfers between Investment Options each Annuity Year. We may charge $10 for each transfer after the twentieth in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or Custom Portfolio Program when we count the twenty free transfers. All transfers made on the same day will be treated as one transfer. The transfer fee is deducted pro rata from all Sub-accounts in which you maintain Account Value immediately subsequent to the transfer.

 Annual Maintenance Fee: Prior to Annuitization, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is equal to $30 or 2% of your Account Value, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender unless the surrender is taken within 30 days of most recently assessed Annual Maintenance Fee. The fee is taken out first from the Sub-accounts pro rata. The Annual Maintenance Fee is only deducted if the sum of the Purchase Payments at the time the fee is deducted is less than $100,000. We do not impose the Annual Maintenance Fee upon Annuitization (unless Annuitization occurs on an Annuity anniversary), or the payment of a Death Benefit. For Beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value and is only assessed if the Account Value is less than $25,000 at the time the fee is assessed.

 Insurance Charge: We deduct an Insurance Charge daily based on the annualized rate shown in the "Summary of Contract Fees and Charges." The charge is assessed against the assets allocated to the Sub-accounts. The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Pruco Life of New Jersey for providing the insurance benefits under the Annuity, including the Annuity's basic Death Benefit that provides guaranteed benefits to your Beneficiaries even if your Account Value declines, and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under the Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs.

 Optional Benefits for which we assess a charge: If you elect to purchase optional benefits, we will deduct an additional charge. For some optional benefits, the charge is assessed against your Account Value allocated to the Sub-accounts. These charges are included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime Income 2.0, the charge is assessed against the greater of the Account Value and the Protected Withdrawal Value and is taken out of the Sub-accounts quarterly. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each optional benefit.

 Settlement Service Charge: If your Beneficiary takes the death benefit under a Beneficiary Continuation Option, the Insurance Charge no longer applies. However, we then begin to deduct a Settlement Service Charge which is assessed daily against the assets allocated to the Sub-accounts and is equal to an annualized charge of 1.00%.

 Fees and Expenses Incurred by the Portfolios: Each portfolio incurs total annualized operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees or short sale expenses that may apply.

 These fees and expenses are reflected daily by each portfolio before it provides Pruco Life of New Jersey with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the prospectuses for the portfolios.

 ANNUITY PAYMENT OPTION CHARGES
 If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply.

 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
 We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

                            PURCHASING YOUR ANNUITY

 REQUIREMENTS FOR PURCHASING THE ANNUITY
 Initial Purchase Payment: An initial Purchase Payment is considered the first Purchase Payment received by us in Good Order. This is the payment that issues your Annuity. All subsequent Purchase Payments allocated to the Annuity will be considered Additional Purchase Payments. Unless we agree otherwise and subject to our rules, you must make an initial Purchase Payment of at least $10,000 for the Advisor Series. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.

 We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. That required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments would equal or exceed that $1 million threshold. We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of an Annuity and/or acceptance of Purchase Payments. Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner's ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.

 Speculative Investing: Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

 Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships, endowments and grantor trusts with multiple grantors. Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated annuitant. These rules are subject to state law. Additionally, we will not permit election or re-election of any optional death benefit or optional living benefit by certain ownership types. We may issue an Annuity in ownership structures where the annuitant is also the participant in a Qualified or Non-Qualified employer sponsored plan and the Annuity represents his or her segregated interest in such plan. We reserve the right to further limit, restrict and/or change to whom we will issue an Annuity in the future, to the extent permitted by state law. Further, please be aware that we do not provide administration for employer-sponsored plans and may also limit the number of plan participants that elect to use our Annuity as a funding vehicle.

 Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life of New Jersey. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life of New Jersey via wiring funds through your Financial Professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

 Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions. You can allocate Purchase Payments to one or more available Investment Options. Investment restrictions will apply if you elect optional benefits.

 Age Restrictions: Unless we agree otherwise and subject to our rules, each of the Owner(s) and Annuitant(s) must not be older than a maximum issue age as of the Issue Date of the Annuity (age 85). If you purchase a Beneficiary Annuity, the maximum issue age is 70, based on the Key Life. The availability and level of protection of certain optional benefits may vary based on the age of the oldest Owner (or Annuitant, if entity owned) on the Issue Date of the Annuity or the date of the Owner's death. In addition, the broker-dealer firm through which you are purchasing an Annuity may impose a younger maximum issue age than what is described above - check with the broker-dealer firm for details. The "Annuitant" refers to the natural person upon whose life annuity payments payable to the Owner are based.

 Additional Purchase Payments: You may make additional Purchase Payments, provided that the payment is at least $100 (we impose a $50 minimum for electronic funds transfer or "EFT" purchases). We may amend this Purchase Payment minimum, and/or limit the Investment Options to which you may direct Purchase Payments. You may make additional Purchase Payments, unless the Annuity is held as a Beneficiary Annuity, at any time before the earlier of the Annuity Date and (i) for Annuities that are not entity-owned, the oldest Owner's 86/th/ birthday or (ii) for entity-owned Annuities, the Annuitant's 86/th/ birthday. However, Purchase Payments are not permitted after the Account Value is reduced to zero. We may limit or reject any Purchase Payment, but would do so only on a non-discriminatory basis. Depending on the tax status of your Annuity (e.g, if you own the Annuity through an IRA), there may be annual contribution limits dictated by applicable law. Please see the Tax Considerations section for additional information on these contribution limits.

 Each additional Purchase Payment will be allocated to the Investment Options according to the instructions you provide with such Purchase Payment. You may not provide allocation instructions that apply to more than one additional Purchase Payment. Thus, if you have not provided allocation instructions with a particular additional Purchase Payment, we will allocate the Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not electively allocate Account Value.

 DESIGNATION OF OWNER, ANNUITANT AND BENEFICIARY
 Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

   . Owner: Each Owner holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint Owners are required to act jointly; however, if each Owner provides us with an instruction that we find acceptable, we will permit each Owner to act independently on behalf of both Owners. All information and documents that we are required to send you will be sent to the first named Owner. Co-ownership by entity Owners or an entity Owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term "Owner." Prior to Annuitization, there is no right of survivorship (other than any spousal continuance right that may be available to a surviving spouse).
   . Annuitant: The Annuitant is the person upon whose life we make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the Accumulation Period. In limited circumstances and where allowed by law, we may allow you to name one or more "Contingent Annuitants" with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the prospectus. For Beneficiary Annuities, instead of an Annuitant there is a "Key Life" which is used to determine the annual required distributions.
   . Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary designation should be the exact name of your Beneficiary, not only a reference to the Beneficiary's relationship to you. If you use a class designation in lieu of designating individuals (e.g. "surviving children"), we will pay the class of Beneficiaries as determined at the time of your death and not the class of Beneficiaries that existed at the time the designation was made. If no Beneficiary is named, the Death Benefit will be paid to you or your estate. For Beneficiary Annuities, instead of a Beneficiary, the term "Successor" is used. If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-Owner, unless you elect an alternative Beneficiary designation.

 Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

 "Beneficiary" Annuity
 You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the following requirements. You may transfer the proceeds of the decedent's account into the Annuity described in this prospectus and receive distributions that are required by the tax laws. This transfer option is not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a "Beneficiary Continuation Option".

 Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent's death, using Table 1 in IRS Publication 590.

 For IRAs and Roth IRAs, distributions must begin by December 31 of the year following the year of the decedent's death. If you are the surviving spouse Beneficiary, distributions may be deferred until the decedent would have attained age 70 1/2, however if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to Beneficiaries of an IRA or Roth IRA, see "Required Distributions Upon Your Death for Qualified Annuity Contracts" in the Tax Considerations section of this prospectus.

 For non-qualified Annuities, distributions must begin within one year of the decedent's death. For additional information regarding the tax considerations applicable to Beneficiaries of a non-qualified Annuity see "Required Distributions Upon Your Death for Nonqualified Annuity Contracts" in the Tax Considerations section of this prospectus.

 You may take withdrawals in excess of your required distributions. Any withdrawals you take count toward the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.

 The Annuity provides a basic Death Benefit upon death, and you may name "successors" who may either receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.

 Please note the following additional limitations for a Beneficiary Annuity:
..   No additional Purchase Payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple assets or death benefits into a single contract as part of this Beneficiary Annuity.
..   You may not elect any optional living or death benefits.
..   You may not annuitize the Annuity; no annuity options are available.
..   You may participate only in the following programs: Auto-Rebalancing,
    Dollar Cost Averaging, or Systematic Withdrawals.
..   You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A Beneficiary Annuity may not be co-owned.
..   If the Annuity is funded by means of transfer from another Beneficiary
    Annuity with another company, we require that the sending company or the beneficial Owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another Beneficiary Annuity where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.
..   The beneficial Owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or became irrevocable by its terms upon the death of the IRA or Roth IRA Owner; and
    (3) the Beneficiaries of the trust who are Beneficiaries with respect to the trust's interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust may be required to provide us with a list of all Beneficiaries to the trust (including contingent and remainder Beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of
    September 30/th/ of the year following the year of death of the IRA or Roth IRA Owner, or date of Annuity application if later. The trustee may also be required to provide a copy of the trust document upon request. If the beneficial Owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor. If the beneficial Owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest Beneficiary under the trust.
..   If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a Beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.
..   If you are transferring proceeds as Beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first or next required distribution. If, for any reason, your transfer request impedes our ability to complete your required distribution by the required date, we will be unable to accept your transfer request.

 RIGHT TO CANCEL
 You may cancel (or "Free Look") your Annuity for a refund by notifying us in Good Order or by returning the Annuity to our Service Office or to the representative who sold it to you within 10 days after you receive it. The Annuity can be mailed or delivered either to us, at our Service Office, or to the representative who sold it to you. Return of this Annuity by mail is effective on being postmarked, properly addressed and postage prepaid. Unless otherwise required by applicable law, the amount of the refund will equal the Account Value as of the Valuation Date we receive the returned Annuity at our Service Office or the cancellation request in Good Order, plus any fees or tax charges deducted from the Purchase Payment upon allocation to the Annuity or imposed under the Annuity. Please note that if you purchased the Annuity as a replacement for another Annuity, your Free Look period is 60 days.

 SCHEDULED PAYMENTS DIRECTLY FROM A BANK ACCOUNT
 You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity, unless the Annuity is held as a Beneficiary Annuity. Investment restrictions will apply if you elect optional benefits. No additional Purchase Payments are permitted if you have elected the Beneficiary Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.

 SALARY REDUCTION PROGRAMS
 These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program.

                             MANAGING YOUR ANNUITY

 CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS
 You may change the Owner, Annuitant and Beneficiary designations by sending us a request in Good Order. Such a request will be effective on the date you sign it. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based. As of the Valuation Day we receive an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new Owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:
..   a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner's death;
..   a new Annuitant subsequent to the Annuity Date if the annuity option includes a life contingency;
..   a new Annuitant prior to the Annuity Date if the Owner is an entity;
..   a new Owner such that the new Owner is older than the age for which we would then issue the Annuity as of the effective date of such change, unless the change of Owner is the result of spousal continuation;
..   any permissible designation change if the change request is received at our
    Service Office after the Annuity Date;
..   a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, and grantor trusts with multiple grantors (if allowed by State law); and
..   a new Annuitant for a contract issued to a grantor trust where the new
    Annuitant is not the grantor of the trust.

 To the extent permitted under law, you may change the Owner, Annuitant, and Beneficiary designations as indicated above, and also may assign the Annuity. We will allow changes of ownership and/or assignments only if the Annuity is held exclusively for the benefit of the Annuitant or Contingent Annuitant. We reserve the right to reject any proposed change of Owner, Annuitant, or Beneficiary, as well as any proposed assignment of the Annuity. We will implement this right on a non-discriminatory basis, but are not obligated to process your request within any particular time frame. There are restrictions on designation changes when you have elected certain optional benefits.

 A change of Owner, Annuitant, or Beneficiary will take effect on the date the notice of change is signed. Any change we accept is subject to any transactions processed by us before we receive this notice of change.

 Death Benefit Suspension Upon Change of Owner or Annuitant. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See the Death Benefits section of this prospectus for additional details.

 Spousal Designations
 If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-Owner unless you elect an alternative Beneficiary designation.

 Certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting comport with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your annuity is issued, we may offer certain spousal benefits to civil union couples, domestic partners or same-sex marriages. You should be aware, however, that federal tax law does not recognize civil union couples, domestic partners or marriage spouses of the same sex. Therefore, we cannot permit a same-sex civil union partner, domestic partner or spouse to continue the annuity within the meaning of the tax law upon the death of the first partner under the annuity's "spousal continuance" provision. Please note there may be federal tax consequences at the death of the first same-sex civil union partner, domestic partner or spouse. Civil union couples, domestic partners and spouses of the same sex should consider that limitation before selecting a spousal benefit under the annuity.

 Contingent Annuitant
 Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account").

 Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to continue the Annuity, the Death Benefit payable will equal the Death Benefit described in the spousal continuation section of the Death Benefits section of this prospectus.

 See the section above entitled "Spousal Designations" for more information about how the Annuity can be continued by a Custodial Account.

                          MANAGING YOUR ACCOUNT VALUE

 There are several programs we administer to help you manage your Account Value, as described in this section.

 DOLLAR COST AVERAGING PROGRAMS
 We offer a Dollar Cost Averaging Program during the Accumulation Period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts (if you make no selection, we will effect transfers on a monthly basis).

 There is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market.

 AUTOMATIC REBALANCING PROGRAMS
 During the Accumulation Period, we offer Automatic Rebalancing among the Sub-accounts you choose. The "Accumulation Period" refers to the period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you choose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. You may make additional transfers; however, the Automatic Rebalancing program will not reflect such transfers unless we receive instructions from you indicating that you would like to adjust the program. There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a Systematic Withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.

 If you are participating in an optional living benefit (such as Highest Daily Lifetime Income) that makes transfers under a pre-determined mathematical formula, and you have opted for automatic rebalancing, you should be aware that: (a) the AST bond portfolio used as part of the pre-determined mathematical formula will not be included as part of automatic rebalancing and
 (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing Program.

 AUTHORIZATION OF A THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT
 This Annuity is intended to be used where you have engaged your own investment advisor to provide advice regarding the allocation of your Account Value. That investment advisor may be a firm or person appointed by us, or whose affiliated broker-dealer is appointed by us, as authorized sellers of the Annuity. To be eligible to take any action with respect to your Annuity, an investment advisor must meet our standards. These standards include, but are not limited to, the advisor's fee not exceeding a certain percentage of your Account Value (which fee cap may change from time to time). In general, we reserve the right to change these standards at any time. Although we impose these standards, you bear the responsibility for choosing a suitable investment advisor.

 We do not offer advice about how to allocate your Account Value. As such, we are not responsible for any recommendations your investment advisor makes, any investment models or asset allocation programs they choose to follow, or any specific transfers they make on your behalf. Moreover, if you participate in an optional living benefit that transfers Account Value under a pre-determined mathematical formula, you and your investment advisor should realize that such transfers will occur as dictated solely by the formula, and may or may not be in accord with the investment program being pursued by your investment advisor. As one possible example, prompted by a decline in the value of your chosen Sub-accounts, the formula might direct a transfer to an AST bond portfolio - even though your advisor's program might call for an increased investment in equity Sub-accounts in that scenario.

 We are not a party to the agreement you have with your investment advisor, and do not verify that amounts withdrawn from your Annuity, including amounts withdrawn to pay for the investment advisor's fee, are within the terms of your agreement with your investment advisor. You will, however, receive confirmations of transactions that affect your Annuity that among other things reflect advisory fees deducted from your Account Value. It is your responsibility to arrange for the payment of the advisory fee charged by your investment advisor. Similarly, it is your responsibility to understand the advisory services provided by your investment advisor and the advisory fees charged for those services.

 Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Annuity. Please be aware that if you authorize your investment advisor to withdraw amounts from your Annuity to pay for the investment advisor's fee, such fee deduction will be treated as a withdrawal. A withdrawal can have many consequences, particularly if you are participating in certain optional living benefits and/or optional death benefits. For example, under Highest Daily GRO II a withdrawal results in a proportional reduction to each existing guarantee amount, and under the Highest Anniversary Value Death Benefit, a withdrawal reduces the death benefit amount proportionally (rather than on a dollar-for-dollar basis). If you participate in

 Highest Daily Lifetime 6 Plus, Spousal Highest Daily Lifetime 6 Plus, Highest Daily Lifetime Income, or Spousal Highest Daily Lifetime Income, we do not allow your investment advisor to deduct its fees from your Annuity (although you may pay your advisor in some other manner). As with any other withdrawal from your Annuity, you may incur adverse tax consequences upon the deduction of your advisor's fee from your Annuity.

 Special Rules For Distributions To Pay Advisory Fees
 We treat partial withdrawals to pay advisory fees as taxable distributions unless your Annuity is being used in conjunction with a "qualified" retirement plan (plans meeting the requirements of Sections 401, 403 or 408 of the Code).

 FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS
 Unless you direct otherwise, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving Investment Options. If your Financial Professional has this authority, we deem that all such transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. You will receive a confirmation of any financial transaction involving the purchase or sale of Units of your Annuity. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these authorizations at any time. In addition, we may restrict the Investment Options available for transfers or allocation of Purchase Payments by such Financial Professional. We will notify you and your Financial Professional if we implement any such restrictions or prohibitions.

 Please Note: Contracts managed by your Financial Professional also are subject to the restrictions on transfers between Investment Options that are discussed in the section below entitled "Restrictions On Transfers Between Investment Options". We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudentialannuities.com). Limitations that we may impose on your Financial Professional under the terms of an administrative agreement (e.g., a custodial agreement) do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this prospectus.

 RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS
 During the Accumulation Period you may transfer Account Value between Investment Options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer. Although we do not currently impose a minimum transfer amount, we reserve the right to require that any transfer be at least $50.

 Transfers under this Annuity consist of those you initiate or those made under a systematic program, a dollar cost averaging program, an asset rebalancing program, or pursuant to a mathematical formula required as part of an optional benefit (e.g., Highest Daily Lifetime Income). The transfer restrictions discussed in this section apply only to the former type of transfer (i.e., a transfer that you initiate).

 Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in Good Order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and
 (iii) do not count any transfer that solely involves a Sub-account corresponding to any ProFund portfolio and/or the AST Money Market Portfolio, or any transfer that involves one of our systematic programs, such as automated withdrawals.

 Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a portfolio manager to manage a portfolio's investments. Frequent transfers may cause the portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. The Annuity offers Sub-accounts designed for Owners who wish to engage in frequent transfers (i.e., the Sub-accounts corresponding to the AST Money Market Portfolio or ProFunds VP portfolios), and we encourage Owners seeking frequent transfers to utilize those Sub-accounts. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the portfolios; or (b) we are informed by a portfolio (e.g., by the portfolio's portfolio manager) that the purchase or redemption of shares in the portfolio must be restricted because the portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
..   With respect to each Sub-account (other than the AST Money Market
    Sub-account, or a Sub-account corresponding to a ProFund portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as auto-rebalancing or under a pre-determined mathematical formula used with an optional living benefit; (ii) do not count any transfer that solely involves the AST Money Market Portfolio or any ProFunds VP Portfolio; and
    (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.
..   We reserve the right to effect transfers on a delayed basis for all
    Annuities. That is, we may price a transfer involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the transfer request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

 If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.

 There are contract Owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract Owners who are subject to such limitations. Finally, there are contract Owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life of New Jersey as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract Owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract Owners. Similarly, while contracts managed by a Financial Professional are subject to the restrictions on transfers between Investment Options that are discussed above, if the Financial Professional manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all contract Owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a Financial Professional) and will not waive a transfer restriction for any Owner.

 Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity. The portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter or its transfer agent that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual contract Owners (including an Annuity Owner's TIN number), and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific contract Owners who violate the excessive trading policies established by the portfolio. In addition, you should be aware that some portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual Owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.

 A portfolio also may assess a short-term trading fee (redemption fee) in connection with a transfer out of the Sub-account investing in that portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no portfolio has adopted a short-term trading fee.

                            ACCESS TO ACCOUNT VALUE

 TYPES OF DISTRIBUTIONS AVAILABLE TO YOU
 During the Accumulation Period you can access your Account Value through partial withdrawals, systematic withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. Depending on your instructions, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. Unless you notify us differently as permitted, withdrawals are taken pro rata (i.e. "pro rata" meaning that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value). Each of these types of distributions is described more fully below.

 If you participate in any Lifetime Guaranteed Minimum Withdrawal Benefit, and you take a withdrawal deemed to be Excess Income that brings your Account Value to zero, both the benefit and the Annuity itself will terminate.

 TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NON-QUALIFIED ANNUITIES

 Prior to Annuitization
 A distribution prior to Annuitization is deemed to come first from any "gain" in your Annuity and second as a return of your "cost basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

 During the Annuitization Period
 During the Annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any cost basis you have in your Annuity. Once the cost basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The cost basis in your Annuity may be based on the cost basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

 There may also be tax implications on distributions from qualified Annuities. See "Tax Considerations" for information about qualified Annuities and for additional information about non-qualified Annuities.

 SYSTEMATIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD
 You can receive systematic withdrawals of earnings only, or a flat dollar amount. Systematic withdrawals can be made from Account Value allocated to the Sub-accounts. There is no minimum Surrender Value we require to allow you to begin a program of Systematic Withdrawals. The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.

 We will withdraw systematic withdrawals from the Investment Options you have designated (your "designated Investment Options"). If you do not designate Investment Options for systematic withdrawals, we will withdraw systematic withdrawals pro rata based on the Account Value in the Investment Options at the time we pay out your withdrawal (i.e. "pro rata" meaning that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value). For any scheduled systematic withdrawal for which you have elected a specific dollar amount and have specified percentages to be withdrawn from your designated Investment Options, if the amounts in your designated Investment Options cannot satisfy such instructions, we will withdraw systematic withdrawals pro rata, as just described, based on the Account Value across all your Investment Options. Please note that if you are participating in certain optional living benefits (e.g., Highest Daily Lifetime Income), systematic withdrawals must be taken pro rata. Ownership changes to and assignment of your Annuity will terminate any systematic withdrawals that had been in effect on the date of the change.

 SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments." For Annuities issued as non-qualified annuities, the Code may provide a similar exemption from penalty under Section 72(q) of the Code. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

 You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

 Please note that if a withdrawal under 72(t) or 72(q) was scheduled to be effected between December 25/th/ and December 31/st/ of a given year, then we will implement the withdrawal on December 28 or on the last Valuation Day prior to December 28/th/ of that year.

 REQUIRED MINIMUM DISTRIBUTIONS
 Required Minimum Distributions are a type of systematic withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make systematic withdrawals in amounts that satisfy the minimum distribution rules under the Code.

 The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to systematic withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

 You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution rules under the Code. Please see "Living Benefits" for further information relating to Required Minimum Distributions if you own a living benefit .

 In any year in which the requirement to take Required Minimum Distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a Required Minimum Distribution if not for the suspension as eligible for treatment as described herein.

 Please note that if a Required Minimum Distribution was scheduled to be effected between December 25/th/ and December 31/st/ of a given year, then we will implement the Required Minimum Distribution on December 28 or on the last Valuation Day prior to December 28/th/ of that year.

 See "Tax Considerations" for a further discussion of Required Minimum Distributions.

                                  SURRENDERS

 SURRENDER VALUE
 During the Accumulation Period you can surrender your Annuity at any time, and you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. Your Surrender Value is equal to the Account Value less any charges assessable as a deduction from the Account Value for any optional benefits provided by rider or endorsement, and any Annual Maintenance Fee.

 We apply as a threshold, in certain circumstances, a minimum Surrender Value of $2,000. If you purchase an Annuity without a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take any withdrawals that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Likewise, if you purchase an Annuity with a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take a Non-Lifetime Withdrawal (see "Living Benefits - Non-Lifetime Withdrawal Feature") that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See "Annuity Options" for information on the impact of the minimum Surrender Value at annuitization.

                                ANNUITY OPTIONS

 Annuitization involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit, if any, is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit). We currently make annuity options available that provide fixed annuity payments. Fixed annuity payments provide the same amount with each payment. Please refer to the "Living Benefits" section in this prospectus for a description of annuity options that are available when you elect one of the living benefits. You must annuitize your entire Account Value; partial annuitizations are not allowed.

 You have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95th birthday of the oldest of any Owner and Annuitant whichever occurs first ("Latest Annuity Date") and no earlier than the earliest permissible Annuity Date. You may choose one of the Annuity Options described below, and the frequency of annuity payments. You may change your choices before the Annuity Date. If you have not provided us with your Annuity Date or annuity payment option in writing, then your Annuity Date will be the Latest Annuity Date. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant.

 If needed, we will require proof in Good Order of the Annuitant's age before commencing annuity payments. Likewise, we may require proof in Good Order that an Annuitant is still alive, as a condition of our making additional annuity payments while the Annuitant lives. We will seek to recover any life income annuity payments that we made after the death of the Annuitant.

 If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $2000 on the Annuity Date.

 Once annuity payments begin, you no longer receive benefits under any optional living benefit (unless you have annuitized under that benefit) or the Death Benefits described below.

 Certain of these annuity options may be available as "settlement options" to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

 Please note that you may not annuitize within the first Annuity Year.

 For Beneficiary Annuities, no annuity payments are available and all references to Annuity Date are not applicable.

 Option 1
 Annuity Payments for a Period Certain: Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed the life expectancy of the Annuitant at the time the Annuity Option becomes effective, as computed under applicable IRS tables). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the Owner dies during the income phase, payments will continue to any surviving Owner, or if there is no surviving Owner, the named Beneficiary or your estate if no Beneficiary is named for the remainder of the period certain.

 Option 2
 Life Income Annuity Option with a Period Certain: Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the "period certain"), subject to our then current rules, and thereafter until the death of the Annuitant. Should the Owner or Annuitant die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or your estate if no Beneficiary is named, until the end of the period certain. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you. We will use a period certain of 10 years, or a shorter duration if the Annuitant's life expectancy at the time the Annuity Option becomes effective, as computed under applicable IRS tables, is less than 10 years. If in this instance the duration of the period certain is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.

 Other Annuity Options We May Make Available
 At the Annuity Date, we may make available other annuity options not described above. The additional options we currently offer are:
   . Life Annuity Option. We currently make available an annuity option that makes payments for the life of the Annuitant. Under that option, income is payable periodically until the death of the Annuitant. No additional annuity payments are made after the death of the Annuitant. No minimum number of payments is guaranteed. It is possible that only one payment will be payable if the death of the Annuitant occurs before the date the second payment was due, and no other payments nor death benefits would be payable.
   . Joint Life Annuity Option. Under the joint lives option, income is payable periodically during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second to die of the two Annuitants. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Annuitants occurs before the date the second payment was due, and no other payments or death benefits would be payable.
   . Joint Life Annuity Option With a Period Certain. Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the "period certain"), subject to our current rules, and thereafter during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second to die of the two Annuitants. If the Annuitants' joint life expectancy is less than the period certain, we will institute a shorter period certain, determined according to applicable IRS tables. Should the two Annuitants die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or to your estate if no Beneficiary is named, until the end of the period certain.

 We reserve the right to cease offering any of these Other Annuity Options. If we do so, we will amend this prospectus to reflect the change. We reserve the right to make available other annuity or settlement options.

                                LIVING BENEFITS

 Pruco Life of New Jersey offers different optional living benefits, for an additional charge, that can provide investment protection for Owners while they are alive. No optional living benefit may be elected if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional living benefits, the additional cost has the impact of reducing net performance of the Investment Options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. We reserve the right to cease offering any of these optional living benefits. Depending on which optional living benefit you choose, you can have substantial flexibility to invest in the Sub-accounts while:
..   protecting a principal amount from decreases in value due to investment performance;
..   guaranteeing a minimum amount of growth to be used as the basis for lifetime withdrawals; or
..   providing spousal continuation of certain benefits.

We currently offer the following "living benefits":    The following "living benefits" are available only for
    Highest Daily Lifetime Income 2.0                  Annuities issued with an application signed prior to January
    Spousal Highest Daily Lifetime Income 2.0          24, 2011, subject to availability which may vary by firm:
    Highest Daily Lifetime Income 2.0 with Highest        Highest Daily Guaranteed Return Option II
       Annual Death Benefit                                  (HD GRO II)
    Spousal Highest Daily Lifetime Income 2.0 with        Guaranteed Return Option Plus II (GRO PLUS II)
       Highest Annual Death Benefit

 We previously offered the following optional living benefits during the periods indicated.

Offered from January 24, 2011 to August 19, 2012:   Offered from March 15, 2010 to January 23, 2011:
    Highest Daily Lifetime Income                      Highest Daily Lifetime 6 Plus Income
    Spousal Highest Daily Lifetime Income              Spousal Highest Daily Lifetime 6 Plus Income

 Please see Appendix C for information pertaining to the Highest Daily Lifetime Income suite of benefits, and Appendix B for information pertaining to the Highest Daily Lifetime 6 Plus suite of benefits.

 Each living benefit requires your participation in a predetermined mathematical formula that may transfer your account value between the Sub-accounts you have chosen from among those we permit with the benefit (i.e., the "permitted Sub-accounts") and certain bond portfolio Sub-accounts of AST. Highest Daily Lifetime Income 2.0, Spousal Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit, Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit, Highest Daily Lifetime Income, Spousal Highest Daily Lifetime Income, Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus use one predetermined mathematical formula. GRO Plus II and HD GRO II each uses a separate and different predetermined mathematical formula. Under the predetermined mathematical formula used with the Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income and Highest Daily Lifetime 6 Plus suite of benefits, your Account Value may be transferred between certain "permitted Sub-accounts" and the AST Investment Grade Bond Sub-account. Under each pre-determined mathematical formula used with GRO Plus II and HD GRO II, your Account Value may be transferred between certain "permitted Sub-accounts" and a Sub-account within a group of bond portfolio Sub-accounts differing with respect to their target maturity date. The formulas differ because of the nature of the underlying guarantees, and thus could result in different transfers of account value over time. Although not guaranteed, the optional living benefit investment requirements and the applicable formula are designed to reduce the difference between your Account Value and our liability under the benefit. Minimizing such difference generally benefits us by decreasing the risk that we will use our own assets to make benefit payments to you. Though the investment requirements and formulas are designed to reduce risk, they do not guarantee any appreciation of your Account Value. In fact, they could mean that you miss appreciation opportunities in other investment options. We are not providing you with investment advice through the use of any of the formulas. In addition, the formulas do not constitute an investment strategy that we are recommending to you.

 Here is a general description of each kind of living benefit that exists under this Annuity:

 Lifetime Guaranteed Minimum Withdrawal Benefits. These benefits are designed for someone who wants a guaranteed lifetime income stream through withdrawals over time, rather than by annuitizing. Highest Daily Lifetime Income 2.0 is one example of this type of benefit.

 Under any of the Guaranteed Lifetime Withdrawal Benefits (e.g., Highest Daily Lifetime Income 2.0, Spousal Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Highest Daily Annual Death Benefit, and Spousal Highest Daily Lifetime Income 2.0 with Highest Daily Annual Death Benefit), withdrawals in excess of the Annual Income Amount, called "Excess Income," will result in a permanent reduction in future guaranteed amounts. If you wish to withdraw Excess Income but are uncertain how it will impact your future guaranteed withdrawal amounts, you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of taking the withdrawal.

 Guaranteed Minimum Accumulation Benefits. The common characteristic of these benefits is that your Account Value is guaranteed to be at least a specified amount at some point in the future. Thus, these benefits may be appropriate for an annuity Owner who wants a guaranteed minimum Account Value after a specified number of years. Because the guarantee inherent in the benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration. HD GRO II is one example of this type of benefit.

 Please refer to the benefit description that follows for a complete description of the terms, conditions and limitations of each optional benefit. See the chart in the "Investment Options" section of the prospectus for a list of Investment Options available and permitted with each benefit. We reserve the right to terminate a benefit if you allocate funds into non-permitted Investment Options. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. As is the case with optional living benefits in general, the fulfillment of our guarantee under these benefits is dependent on our claims-paying ability.

 Termination of Existing Benefits and Election of New Benefits
 If you elect an optional living benefit, you may subsequently terminate the benefit and elect one of the then currently available benefits, subject to availability of the benefit at that time and our then current rules. There is currently no waiting period for such an election (you may elect a new benefit beginning on the next Valuation Day), provided that upon such an election, your Account Value must be allocated to the Investment Options permitted for the optional benefit. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your Financial Professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may not provide the same guarantees and/or may be more expensive than the benefit you are terminating. Note that once you terminate an existing benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes effective. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you.

 Certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting comport with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your annuity is issued, we may offer certain spousal benefits to civil union couples, domestic partners or same-sex marriages. You should be aware, however, that federal tax law does not recognize civil union couples, domestic partners or marriage spouses of the same sex. Therefore, we cannot permit a same-sex civil union partner, domestic partner or spouse to continue the annuity within the meaning of the tax law upon the death of the first partner under the annuity's "spousal continuance" provision. Please note there may be federal tax consequences at the death of the first same-sex civil union partner, domestic partner or spouse. Civil union couples, domestic partners and spouses of the same sex should consider that limitation before selecting a spousal benefit under the annuity.

 HIGHEST DAILY LIFETIME(R) INCOME 2.0 BENEFIT
 Highest Daily Lifetime(R) Income 2.0 Benefit is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.

 We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal". All other partial withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime Income 2.0 may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income 2.0 is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled "How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

 The income benefit under Highest Daily Lifetime Income 2.0 currently is based on a single "designated life" who is at least 50 years old on the date that the benefit is acquired. Highest Daily Lifetime Income 2.0 is not available if you elect any other optional living benefit. As long as your Highest Daily Lifetime Income 2.0 is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if that particular withdrawal of Excess Income (described below) brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income 2.0. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 12/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 12/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above, or
 (2)the sum of (a), (b) and (c) below proportionally reduced for any Non-Lifetime Withdrawals:
    (a)200% of the Account Value on the effective date of the benefit including any Purchase Payments made on that day;
    (b)200% of all Purchase Payments made within one year following the effective date of the benefit; and
    (c)all Purchase Payments made after one year following the effective date of the benefit.

 This means that if you do not take a withdrawal on or before the 12/th/ Anniversary of the benefit, your Protected Withdrawal Value on the 12/th/ Anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

 Please note that if you elect Highest Daily Lifetime Income 2.0, your Account Value is not guaranteed, can fluctuate and may lose value.

 Key Feature - Annual Income Amount under Highest Daily Lifetime Income 2.0
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 50-54; 4% for ages 55 to 64; 5% for ages 65 to 84, and 6% for ages 85 or older. Under Highest Daily Lifetime Income 2.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the

 Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

 As discussed in this paragraph, when you make a partial withdrawal that is subject to tax withholding, we will identify the amount that includes not only the amount you actually receive, but also the amount of the tax withholding, to determine whether your withdrawal has exceeded the Annual Income Amount. When you take a partial withdrawal, you may request a "gross" withdrawal amount (e.g., $2000) but then have any tax withholding deducted from the amount you actually receive. The portion of a withdrawal that exceeded your Annual Income Amount (if any) would be treated as Excess Income and thus would reduce your Annual Income Amount in subsequent years. Alternatively, you may request that a "net" withdrawal amount actually be paid to you (e.g., $2000), with the understanding that any tax withholding (e.g., $240) be applied to your remaining Account Value. In the latter scenario, we determine whether any portion of the withdrawal is to be treated as Excess Income by looking to the sum of the net amount you actually receive (e.g., $2000) and the amount of any tax withholding (in this example, a total of $2240). The amount of that sum (e.g., the $2000 you received plus the $240 for the tax withholding) that exceeds your Annual Income Amount will be treated as Excess Income - thereby reducing your Annual Income Amount in subsequent years.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income 2.0 and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 50
 - 54; 4% for ages 55 to 64; 5% for ages 65 to 84, and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

 If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 Highest Daily Auto Step-Up
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime Income 2.0. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50 - 54; 4% for ages 55 to 64; 5% for ages 65 - 84, and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income 2.0 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income 2.0 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges."

 If you are enrolled in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any Systematic Withdrawal program.

 Highest Daily Lifetime Income 2.0 does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income 2.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income 2.0 or any other fees and charges under the Annuity. Assume the following for all three examples:
   .   The Issue Date is November 1, 2012
   .   Highest Daily Lifetime Income 2.0 is elected on August 1, 2013
   . The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income 2.0
   .   The first withdrawal is a Lifetime Withdrawal.

 Example of dollar-for-dollar reductions
 On October 24, 2013, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2013) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 Example of proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2013 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 Here is the calculation:

     Account Value before Lifetime withdrawal                  $118,000.00
     Less amount of "non" Excess Income                        $  3,500.00
     Account Value immediately before Excess Income of $1,500  $114,500.00
     Excess Income amount                                      $  1,500.00
     Ratio                                                            1.31%
     Annual Income Amount                                      $  6,000.00
     Less ratio of 1.31%                                       $     78.60
     Annual Income Amount for future Annuity Years             $  5,921.40

 Example of highest daily auto step-up
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the Excess Income on October 29 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 65 and 84 on the date of the potential step-up) of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $5,921.40. Here are the calculations for determining the daily values. Only the October 25 value is being adjusted for Excess Income as the October 30, October 31, and November 1 Valuation Days occur after the Excess Income on October 29.

                                  Highest Daily Value
                                     (adjusted for          Adjusted Annual
                                withdrawal and purchase Income Amount (5% of the
Date*             Account value       payments)**         Highest Daily Value)
-----             ------------- ----------------------- ------------------------
October 25, 2013   $119,000.00        $119,000.00              $5,950.00
October 29, 2013   $113,000.00        $113,986.95              $5,699.35
October 30, 2013   $113,000.00        $113,986.95              $5,699.35
October 31, 2013   $119,000.00        $119,000.00              $5,950.00
November 1, 2013   $118,473.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is November 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of
    November 1 is considered the first Valuation Date in the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on October 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on October 29 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on October 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $115,500 before the Excess Income.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the Excess Income divided by the Account Value immediately preceding the Excess Income) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted October 29 Highest Daily Value, $113,986.95, is carried forward to the next Valuation Date of October 30. At this time, we compare this amount to the Account Value on October 30, $113,000. Since the October 29 adjusted Highest Daily Value of $113,986.95 is greater than the October 30 value, we will continue to carry $113,986.95 forward to the next Valuation Day of October 31. The Account Value on
       October 31, $119,000.00, becomes the final Highest Daily Value since it exceeds the $113,986.95 carried forward. In this example, the final Highest Daily Value of $119,000.00 is converted to an Annual Income Amount based on the applicable percentage of 5%, generating an Annual Income Amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on November 1, 2012 and continuing through October 31, 2013, will be stepped-up to $5,950.00.
   . The October 31 adjusted Highest Daily Value of $119,000.00 is also greater than the November 1 value, so we will continue to carry $119,000.00 forward to the final Valuation Day of November 1.

 Non-Lifetime Withdrawal Feature
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime Income 2.0. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income 2.0. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income 2.0. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce both by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the withdrawal.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. Thus, the first withdrawal will be a Lifetime Withdrawal.

 Example - Non-Lifetime Withdrawal (proportional reduction)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
   .   The Issue Date is December 3, 2012
   .   Highest Daily Lifetime Income 2.0 is elected on September 4, 2013
   .   The Account Value at benefit election was $105,000
   . The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income 2.0
   . No previous withdrawals have been taken under Highest Daily Lifetime Income 2.0
   . On October 3, 2013, the Protected Withdrawal Value is $125,000, the 12/th/ benefit year minimum Periodic Value guarantee is $210,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2013 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income 2.0 will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 Here is the calculation:

      Withdrawal amount                                          $ 15,000
      Divided by Account Value before withdrawal                 $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      12th benefit year Minimum Periodic Value                   $183,750

 Required Minimum Distributions
 Required Minimum Distributions ("RMD") for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31/st/ for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as you abide by the following:

 The total amount within an Annuity Year that can be withdrawn is equal to:
 1. the Annual Income Amount remaining in the current Annuity Year, plus,
 2. The difference between:
 a. The RMD amount (assuming the RMD amount is greater than the Annual Income Amount) less any withdrawals already taken in the calendar year, less
 b. The Annual Income Amount.

 Please see hypothetical examples below for details.

 If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include situations where you comply with the rules outlined above and then decide to take additional withdrawals after satisfying your RMD requirement from the Annuity.

 We will assume your first withdrawal under the benefit is a Lifetime Withdrawal unless you designated the withdrawal as a Non-Lifetime Withdrawal.

 Example

 The following example is purely hypothetical and intended to illustrate a scenario as described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the Required Minimum Distribution for the current calendar year.

 Assumptions:
 RMD Calendar Year
 01/01/2012 to 12/31/2012

 Annuity Year
 06/01/2011 to 05/31/2012

 Annual Income Amount and RMD Amount
 Annual Income Amount = $5,000
 Remaining Annual Income Amount as of 1/3/2012 = $3,000 (a $2,000 withdrawal was taken on 7/1/2011)
 RMD Amount for Calendar Year 2012 = $6,000

 The amount you may withdraw in the current Annuity Year (between 1/3/2012 and 5/31/2012) without it being treated as Excess Income is $4,000. Here is the calculation: $3,000 + ($6,000 - $5,000) = $4,000.

 If the $4,000 withdrawal is taken in the current Annuity Year (prior to 6/1/2012), the remaining Annual Income Amount will be zero and the remaining RMD amount of $2,000 may be taken in the subsequent Annuity Year beginning on 6/1/2012 (when your Annual Income Amount is reset to $5,000).

 If you had chosen to not take any additional withdrawals until on or after 6/1/2012, then you would be eligible to withdraw $6,000 without it being treated as a withdrawal of Excess Income.

 Benefits Under Highest Daily Lifetime Income 2.0
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime Income 2.0, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income
    Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that partial cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual
    Income Amount, Highest Daily Lifetime Income 2.0 terminates, and no additional payments are made. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life.
..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options: (1) apply your Account Value, less any applicable tax charges, to any annuity option available; or (2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.
..   In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 Other Important Considerations
..   Withdrawals under Highest Daily Lifetime Income 2.0 are subject to all of the terms and conditions of the Annuity. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income 2.0 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active
    Systematic Withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.
..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled "Investment Options." You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the Permitted Sub-accounts and the AST Investment
    Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts (as defined below). We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent
    Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

..   If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
..   Any Death Benefit will terminate if withdrawals taken under Highest Daily
    Lifetime Income 2.0 reduce your Account Value to zero (see "Death
    Benefits").
..   The current charge for Highest Daily Lifetime Income 2.0 is 1.00% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income 2.0 is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.25% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income 2.0 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

 Election of and Designations under the Benefit
 For Highest Daily Lifetime Income 2.0, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 50 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income 2.0. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income 2.0, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

 Highest Daily Lifetime Income 2.0 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income
 2.0 and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Highest Daily Lifetime Income 2.0, you lose the guarantees that you had accumulated under your existing benefit and your guarantees under Highest Daily Lifetime Income 2.0 will be based on your Account Value on the effective date of Highest Daily Lifetime Income 2.0. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income 2.0 is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit.

 If you wish to elect this benefit and you are currently participating in a Systematic Withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income 2.0 so long as you participate in a Systematic Withdrawal program in which withdrawals are not taken pro rata.

 Termination of the Benefit
 You may terminate Highest Daily Lifetime Income 2.0 at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

 The benefit automatically terminates upon the first to occur of the following:
 (i)your termination of the benefit,
(ii)your surrender of the Annuity,
(iii)your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount)

(iv)our receipt of Due Proof of Death of the Owner or Annuitant (for entity-owned annuities)
 (v)both the Account Value and Annual Income Amount equal zero, or
(vi)you cease to meet our requirements as described in "Election of and Designations under the Benefit" above.

 "Due Proof of Death" is satisfied when we receive all of the following in Good
 Order: (a) a death certificate or similar documentation acceptable to us;
 (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Upon termination of Highest Daily Lifetime Income 2.0 other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income 2.0 terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed above.

 How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account

 Overview of the Predetermined Mathematical Formula
 Our goal is to seek a careful balance between providing value-added products, such as the Highest Daily Lifetime Income 2.0 suite of benefits, while managing the risk associated with offering these products. One of the key features that helps us accomplish that balance and an integral part of the Highest Daily Lifetime Income 2.0 suite is the predetermined mathematical formula used to transfer Account Value between the Permitted Subaccounts and the AST Investment Grade Bond Sub-account, referred to in this section as the "Bond Sub-account". The formula is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under the Highest Daily Lifetime Income 2.0 suite of benefits.

 The formula is set forth in Appendix F (and is described below).

 The predetermined mathematical formula ("formula") monitors each individual contract each Valuation Day that the benefit is in effect on your Annuity, in order to help us manage guarantees through all market cycles. It helps manage the risk associated with these benefits, which is generally represented by the gap between your Account Value and the Protected Withdrawal Value. As the gap between these two values increases, the formula will determine if and how much money should be transferred into the Bond Sub-account. This movement is intended to reduce the equity risk we will bear in funding our obligation associated with these benefits. As the gap decreases (due to favorable performance of the Account Value), the formula then determines if and how much money should transfer back into the Permitted Sub-accounts. The use of the formula, combined with restrictions on the Sub-accounts you are allowed to invest in, lessens the risk that your Account Value will be reduced to zero while you are still alive, thus reducing the likelihood that we will make any lifetime income payments under this benefit. It may also limit the potential for your Account Value to grow.

 However, in addition to providing lifetime income when your Account Value is reduced to zero, Highest Daily Lifetime Income 2.0 can potentially dampen the impact of volatility on your Account Value during extreme market downturns by transferring assets from your chosen investments into the Bond Sub-account as described above. This occurs pursuant to the predetermined mathematical formula, which can limit the possibility or reduce the amount of a significant loss of Account Value, and potentially provide a higher income stream in retirement.

 The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. We are not providing you with investment advice through the use of the formula nor does the formula constitute an investment strategy that we are recommending to you.

 Transfer Activity Under the Formula
 Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, over time, as none of the Account Value is allocated to the Bond Sub-account, the formula will allow for a greater decrease in the Account Value before a transfer to the Bond Sub-account is made.

 It is important to understand that transfers within your Annuity are specific to the performance of your chosen investment options, the performance of the Bond Sub-account while money is invested in it, as well as how long the benefit has been owned. For example, two contracts purchased on the same day, but invested differently, will likely have different results, as would two contracts purchased on different days with the same investment options.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle, therefore producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   The amount of time the benefit has been in effect on your Annuity;
..   The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;
..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
..   Any withdrawals you take from your Annuity (while the benefit is in effect).

 Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.

 At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

 The amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula. Therefore, the investment performance of each affects whether a transfer occurs for your Annuity. As the amounts allocated to either the Bond Sub-account or the Permitted Sub-accounts increase, the performance of those sub-accounts will have a greater impact on your Account Value and hence a greater impact on if (and how much of) your Account Value is transferred to or from the Bond Sub-account. It is possible that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 How the Formula Operates
 Generally, the formula, which is applied each Valuation Day, takes four steps in determining any applicable transfers within your Annuity.
 (1)First, the formula starts by identifying the value of future income payments we expect to pay. We refer to that value as the "Target Value" or "L".
 (2)Second, we subtract any amounts invested in the Bond Sub-account ("B") from the Target Value and divide that number by the amount invested in the Permitted Sub-Accounts ("V"). We refer to this resulting value as the "Target Ratio" or "R".
 (3)Third, we compare the Target Ratio to designated thresholds and other rules described in greater detail below to determine if a transfer needs to occur.
 (4)If a transfer needs to occur, we use another calculation to determine the amount of the transfer.

 The Formula is:
 R = L - B/ V

 More specifically, the formula operates as follows:
 (1)We calculate the Target Value (L) by multiplying the income basis for that day by 5% and by the applicable Annuity Factor found in Appendix F. If you have already made a Lifetime Withdrawal, your Target Value would take into account any automatic step-up, any subsequent Purchase Payments, and any withdrawals of Excess Income.

    Example (assume the income basis is $200,000, and the contract is 11 1/2 months old, resulting in an annuity factor of 14.95)

    Target Value (L) = $200,000 x 5% x 14.95 = $149,500

 (2)Next, to calculate the Target Ratio (R), the Target Value is reduced by any amount held within the Bond Sub-account (B) on that day. The remaining amount is divided by the amount held within the Permitted Sub-accounts (V).

    Example (assume the amount in the Bond Sub-account is zero, and the amount held within the Permitted Sub-accounts is $179,500)

    Target Ratio (R) = ($149,500 - 0)/$179,500 = 83.3%

 (3)If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on the third Valuation Day, make a transfer from your Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap discussed below). If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap). Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts will occur.

    Example: Assuming the Target Ratio is above 83% for a 3/rd/ consecutive Valuation Day, but less than or equal to 84.5% for three consecutive Valuation Days, a transfer into the Bond Portfolio occurred.

 (4)In deciding how much to transfer, we perform a calculation that essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80% (subject to the 90% Cap discussion below). The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be.

 The 90% Cap
 The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account ("90% cap") on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.

 Monthly Transfers
 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, the formula will perform an additional calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after this transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:
 a) The total value of all your Account Value in the Bond Sub-account, or
 b) An amount equal to 5% of your total Account Value.

 Other Important Information
..   The Bond sub-account is not a Permitted Sub-account. As such, only the formula can transfer Account Value to or from the Bond Sub-account. You may not allocate Purchase Payments or transfer any of your Account Value to or from the Bond Sub-account.
..   While you are not notified before a transfer occurs to or from the Bond
    Sub-account, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Your confirmation statements will be detailed to include the effective date of the transfer, the dollar amount of the transfer and the Permitted Sub-accounts the funds are being transferred to/from. Depending on the results of the calculations of the formula, we may, on any Valuation
    Day:
   . Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or
   . If a portion of your Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or
   . Transfer a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.
..   If you make additional Purchase Payments to your Annuity, they will be allocated to the Permitted Sub-accounts and will be subject to the formula.
   . Additional Purchase Payments to your Annuity do not increase "B" within the formula, and may result in an additional Account Value being transferred to the Permitted Sub-accounts, or a transfer to the Bond Sub-account due to the change in the ratio.

   . If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account).

 Additional Tax Considerations
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts, as discussed above. In addition, the amount and duration of payments under the annuity payment provision may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution rules under the tax law.

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime Income 2.0 or Spousal Highest Daily Lifetime Income 2.0 through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 SPOUSAL HIGHEST DAILY LIFETIME(R) INCOME 2.0 BENEFIT
 Spousal Highest Daily Lifetime(R) Income 2.0 is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.

 We offer a benefit that guarantees, until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "designated lives", and each, a "designated life"), the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal." All other withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income 2.0 after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime Income
 2.0 is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime Income
 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

 Spousal Highest Daily Lifetime Income 2.0 is the spousal version of Highest Daily Lifetime Income 2.0. Currently, if you elect Spousal Highest Daily Lifetime Income 2.0 and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Election of and Designations under the Benefit" below and "Termination of Existing Benefits and Election of New Benefits" for details. Please note that if you terminate Spousal Highest Daily Lifetime Income 2.0 and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime Income 2.0 must be elected based on two designated lives, as described below. Each designated life must be at least 50 years old when the benefit is elected. Spousal Highest Daily Lifetime Income 2.0 is not available if you elect any other optional living benefit. As long as your Spousal Highest Daily Lifetime Income 2.0 is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if that particular withdrawal of Excess Income (described below) brings your Account Value to zero, your Annual

 Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income 2.0. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus.

 You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime Income 2.0. See the section of this prospectus entitled "6 or 12 Month Dollar Cost Averaging Program" for details.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 12/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 12/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime
    Withdrawal:
    (a)200% of the Account Value on the effective date of the benefit including any Purchase Payments made on that day;
    (b)200% of all Purchase Payments made within one year following the effective date of the benefit; and
    (c)all Purchase Payments made after one year following the effective date of the benefit.

 This means that if you do not take a withdrawal on or before the 12/th/ Anniversary of the benefit, your Protected Withdrawal Value on the 12/th/ Anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

 Please note that if you elect Spousal Highest Daily Lifetime Income 2.0, your Account Value is not guaranteed, can fluctuate and may lose value.

 Key Feature - Annual Income Amount under Spousal Highest Daily Lifetime Income 2.0
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50-54, 3.5% for ages 55 to 64; 4.5% for ages 65 to 84, and 5.5% for ages 85 and older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under Spousal Highest Daily Lifetime Income 2.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

 As discussed in this paragraph, when you make a partial withdrawal that is subject to tax withholding, we will identify the amount that includes not only the amount you actually receive, but also the amount of the tax withholding, to determine whether your withdrawal has exceeded the Annual Income Amount. When you take a partial withdrawal, you may request a "gross" withdrawal amount (e.g., $2000) but then have tax withholding deducted from the amount you actually receive. The portion of a withdrawal that exceeded your Annual Income Amount (if any) would be treated as Excess Income and thus would reduce your Annual Income Amount in subsequent years. Alternatively, you may request that a "net" withdrawal amount actually be paid to you (e.g., $2000), with the understanding that any tax withholding (e.g., $240) be applied to your remaining Account Value. In the latter scenario, we determine whether any portion of the withdrawal is to be treated as Excess Income by looking to the sum of the net amount you actually receive (e.g., $2000) and the amount of any tax withholding (in this example, a total of $2240). The amount of that sum (e.g., the $2000 you received plus the $240 for the tax withholding) that exceeds your Annual Income Amount will be treated as Excess Income - thereby reducing your Annual Income Amount in subsequent years.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income 2.0 and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50-54, 3.5% for ages 55 to 64, 4.5% for ages 65 to 84, and 5.5% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

 If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 Highest Daily Auto Step-Up
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50-54, 3.5% for ages 55 to 64, 4.5% for ages 65 to 84, and 5.5% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income 2.0 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income 2.0 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges".

 If you are enrolled in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any Systematic Withdrawal program.

 Spousal Highest Daily Lifetime Income 2.0 does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income 2.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income 2.0 or any other fees and charges under the Annuity. Assume the following for all three examples:
   .   The Issue Date is November 1, 2012
   .   Spousal Highest Daily Lifetime Income 2.0 is elected on August 1, 2013
   . Both designated lives were 70 years old when they elected Spousal Highest Daily Lifetime Income 2.0
   .   The first withdrawal is a Lifetime Withdrawal.

 Example of dollar-for-dollar reductions
 On October 24, 2013, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2013) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900).

 Example of Proportional Reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2013 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $2,100 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income (i.e., Excess Income) to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 Here is the calculation:

     Account Value before Lifetime Withdrawal                  $118,000.00
     Less amount of "non" Excess Income                        $  2,900.00
     Account Value immediately before Excess Income of $2,100  $115,100.00
     Excess Income amount                                      $  2,100.00
     Ratio                                                            1.82%
     Annual Income Amount                                      $  5,400.00
     Less ratio of 1.82%                                       $     98.28
     Annual Income Amount for future Annuity Years             $  5,301.72

 Example of highest daily auto step-up
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $5,400. However, the Excess Income on October 29 reduces the amount to $5,301.72 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% (since the younger designated life is between 65 and 84 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and Purchase Payments is greater than $5,301.72. Here are the calculations for determining the daily values. Only the October 25 value is being adjusted for Excess Income as the October 30, October 31, and November 1 Valuation Days occur after the Excess Income on October 29.

                                  Highest Daily Value
                                     (adjusted for           Adjusted Annual
                                withdrawal and purchase Income Amount (4.5% of the
Date*             Account value       payments)**          Highest Daily Value)
-----             ------------- ----------------------- --------------------------
October 25, 2013   $119,000.00        $119,000.00               $5,355.00
October 29, 2013   $113,000.00        $113,986.98               $5,129.41
October 30, 2013   $113,000.00        $113,986.98               $5,129.41
October 31, 2013   $119,000.00        $119,000.00               $5,355.00
November 1, 2013   $118,473.00        $119,000.00               $5,355.00

 * In this example, the Annuity Anniversary date is November 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of November 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on October 25, resulting in an adjusted Annual Income Amount of $5,355.00. This amount is adjusted on October 29 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on October 25 is first reduced dollar-for-dollar by $2,900 ($2,900 is the remaining Annual Income Amount for the Annuity Year), resulting in an Account Value of $116,100 before the Excess Income.
   . This amount ($116,100) is further reduced by 1.82% (this is the ratio in the above example which is the Excess Income divided by the Account Value immediately preceding the Excess Income) resulting in a Highest Daily Value of $113,986.98.
   . The adjusted October 29 Highest Daily Value, $113,986.98, is carried forward to the next Valuation Date of October 30. At this time, we compare this amount to the Account Value on October 30, $113,000. Since the October 29 adjusted Highest Daily Value of $113,986.98 is greater than the October 30 value, we will continue to carry $113,986.98 forward to the next Valuation Day of October 31. The Account Value on
       October 31, $119,000.00, becomes the final Highest Daily Value since it exceeds the $113,986.98 carried forward.
   . The October 31 adjusted Highest Daily Value of $119,000.00 is also greater than the November 1 value, so we will continue to carry $119,000.00 forward to the final Valuation Day of November 1.

 In this example, the final Highest Daily Value of $119,000.00 is converted to an Annual Income Amount based on the applicable percentage of 4.5%, generating an Annual Income Amount of $5,355.00. Since this amount is greater than the current year's Annual Income Amount of $5,301.72 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on November 1, 2013 and continuing through October 31, 2014, will be stepped-up to $5,355.00.

 Non-Lifetime Withdrawal Feature
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime Income 2.0. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income 2.0. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income 2.0. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce both by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the withdrawal.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. Thus, the first withdrawal will be a Lifetime Withdrawal.

 Example - Non-Lifetime Withdrawal (proportional reduction)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:
   .   The Issue Date is December 3, 2012
   .   Spousal Highest Daily Lifetime Income 2.0 is elected on September 4, 2013
   .   The Account Value at benefit election was $105,000
   .   Each designated life was 70 years old when he/she elected Spousal
       Highest Daily Lifetime Income 2.0
   . No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income 2.0

 On October 3, 2013, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2013 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income 2.0 will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 Here is the calculation:

      Withdrawal amount                                          $ 15,000
      Divided by Account Value before withdrawal                 $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      12th benefit year Minimum Periodic Value                   $183,750

 Required Minimum Distributions
 See the sub-section entitled "Required Minimum Distributions" in the prospectus section above concerning Highest Daily Lifetime Income 2.0 for a discussion of the relationship between the RMD amount and the Annual Income Amount.

 Benefits Under Spousal Highest Daily Lifetime Income 2.0
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime Income 2.0, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, Spousal Highest Daily Lifetime Income
    2.0 terminates, and no additional payments will be made. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life provided the designated lives were spouses at the death of the first designated life.
..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value, less any applicable state required premium tax, to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 Other Important Considerations
..   Withdrawals under Spousal Highest Daily Lifetime Income 2.0 are subject to all of the terms and conditions of the Annuity. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while
    Spousal Highest Daily Lifetime Income 2.0 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active Systematic Withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.
..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolios appears in the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST
    Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Sub-account triggered by the pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or upon addition of additional Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
..   If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
..   Any Death Benefit will terminate if withdrawals taken under Spousal Highest
    Daily Lifetime Income 2.0 reduce your Account Value to zero (see "Death Benefits").
..   The current charge for Spousal Highest Daily Lifetime Income 2.0 is 1.10%
    annually of the greater of Account Value and Protected Withdrawal Value.
    The maximum charge for Spousal Highest Daily Lifetime Income 2.0 is 2.00% annually of the greater of the Account Value and Protected Withdrawal
    Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.275% of the greater of the prior Valuation Day's Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income 2.0 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

 Election of and Designations under the Benefit
 Spousal Highest Daily Lifetime Income 2.0 can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Currently, Spousal Highest Daily Lifetime Income 2.0 only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner's spouse. Each Owner/Annuitant and the Beneficiary must be at least 50 years old at the time of election; or

..   Co-Annuity Owners, where the Owners are each other's spouses. The
    Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be at least 50 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be at least 50 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
 (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit. However if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, Spousal Highest Daily Lifetime Income 2.0 may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage.

 Spousal Highest Daily Lifetime Income 2.0 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income 2.0 and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Spousal Highest Daily Lifetime Income 2.0, you lose the guarantees that you had accumulated under your existing benefit, and your guarantees under Spousal Highest Daily Lifetime Income 2.0 will be based on your Account Value on the effective date of Spousal Highest Daily Lifetime Income 2.0. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income 2.0 is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit.

 If you wish to elect this benefit and you are currently participating in a Systematic Withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income 2.0 so long as you participate in a Systematic Withdrawal program in which withdrawals are not taken pro rata.

 Termination of the Benefit
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

 The benefit automatically terminates upon the first to occur of the following:
..   upon our receipt of Due Proof of Death of the first designated life, if the surviving spouse opts to take the death benefit under the Annuity (rather than continue the Annuity) or if the surviving spouse is not an eligible designated life;
..   upon the death of the second designated life;
..   your termination of the benefit;
..   your surrender of the Annuity;
..   your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);
..   both the Account Value and Annual Income Amount equal zero; or
..   you cease to meet our requirements as described in "Election of and
    Designations under the Benefit".

 "Due Proof of Death" is satisfied when we receive all of the following in Good
 Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Upon termination of Spousal Highest Daily Lifetime Income 2.0 other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 How Spousal Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
 See "How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in the discussion of Highest Daily Lifetime Income 2.0 Benefit above for information regarding this component of the benefit.

 Additional Tax Considerations
 Please see the Additional Tax Considerations section under Highest Daily Lifetime Income 2.0 above.

 HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST ANNUAL DEATH BENEFIT
 Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit ("HA DB") is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. This benefit also provides for a highest annual death benefit, subject to the terms of the benefit. We reserve the right, in our sole discretion, to cease offering this benefit for new elections, at any time.

 We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal". All other partial withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) ("Guarantee Payments"). Highest Daily Lifetime Income 2.0 with HA DB may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and also wish to provide a death benefit to your beneficiaries. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income 2.0 with HA DB is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

 Highest Daily Lifetime Income 2.0 is offered with or without the HA DB component; however, you may only elect HA DB with Highest Daily Lifetime Income 2.0, and you must elect the HA DB benefit at the time you elect Highest Daily Lifetime Income 2.0. If you elect Highest Daily Lifetime Income 2.0 without HA DB and would like to add the feature later, you must first terminate Highest Daily Lifetime Income 2.0 and elect Highest Daily Lifetime Income 2.0 with HA DB (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime Income
 2.0 and elect Highest Daily Lifetime Income 2.0 with HA DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Highest Daily Lifetime Income
 2.0 with HA DB is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living or death benefit.

 The income benefit under Highest Daily Lifetime Income 2.0 with HA DB currently is based on a single "designated life" who is between the ages of 50 and 79 on the date that the benefit is elected and received in Good Order. As long as your Highest Daily Lifetime Income 2.0 with HA DB is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if that particular withdrawal of Excess Income (described below) brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income 2.0 with HA DB (including no payment of the Highest Annual Death Benefit Amount).

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 12th Anniversary of the effective date of the benefit, your Periodic Value on the 12th Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above, or
 (2)the sum of (a), (b) and (c) below proportionally reduced for any Non-Lifetime Withdrawals:
    (a)200% of the Account Value on the effective date of the benefit including any Purchase Payments made on that day;
    (b)200% of all Purchase Payments made within one year following the effective date of the benefit; and
    (c)all Purchase Payments made after one year following the effective date of the benefit.

 This means that if you do not take a withdrawal on or before the 12/th/ Anniversary of the benefit, your Protected Withdrawal Value on the 12/th/ Anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

 Please note that if you elect Highest Daily Lifetime Income 2.0 with HA DB, your Account Value is not guaranteed, can fluctuate and may lose value.

 Key Feature - Annual Income Amount under Highest Daily Lifetime Income 2.0 with HA DB
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 50-54; 4% for ages 55 to 64; 5% for ages 65 to 84, and 6% for ages 85 or older. Under Highest Daily Lifetime Income 2.0 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

 As discussed in this paragraph, when you make a partial withdrawal that is subject to tax withholding, we will identify the amount that includes not only the amount you actually receive, but also the amount of the tax withholding, to determine whether your withdrawal has exceeded the Annual Income Amount. When you take a partial withdrawal, you may request a "gross" withdrawal amount (e.g., $2000) but then have any tax withholding deducted from the amount you actually receive. The portion of a withdrawal that exceeded your Annual Income Amount (if any) would be treated as Excess Income and thus would reduce your Annual Income Amount in subsequent years. Alternatively, you may request that a "net" withdrawal amount actually be paid to you (e.g., $2000), with the understanding that any tax withholding (e.g., $240) be applied to your remaining Account Value. In the latter scenario, we determine whether any portion of the withdrawal is to be treated as Excess Income by looking to the sum of the net amount you actually receive (e.g., $2000) and the amount of any tax withholding (in this example, a total of $2240). The amount of that sum (e.g., the $2000 you received plus the $240 for the tax withholding) that exceeds your Annual Income Amount will be treated as Excess Income - thereby reducing your Annual Income Amount in subsequent years.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income 2.0 with HA DB and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are:
 3% for ages 50 -54 ; 4% for ages 55 to 64; 5% for ages 65 to 84, and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

 After your first Lifetime Withdrawal and before your Account Value is reduced to zero, you may make additional Purchase Payments, subject to the limits in the next paragraph. We reserve the right not to accept additional Purchase Payments if the Account Value becomes zero.

 If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 Highest Daily Auto Step-Up
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime Income 2.0 with HA DB. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50 - 54; 4% for ages 55 to 64; 5% for ages 65 - 84, and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income 2.0 with HA DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income 2.0 with HA DB upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges."

 If you are enrolled in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any Systematic Withdrawal program.

 Highest Daily Lifetime Income 2.0 with HA DB does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income 2.0 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income 2.0 with HA DB or any other fees and charges under the Annuity. Assume the following for all three examples:
..   The Issue Date is November 1, 2012
..   Highest Daily Lifetime Income 2.0 with HA DB is elected on August 1, 2013
..   The Annuitant was 70 years old when he/she elected Highest Daily Lifetime
    Income 2.0 with HA DB
..   The first withdrawal is a Lifetime Withdrawal

 Example of dollar-for-dollar reductions
 On October 24, 2013, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). The Highest Annual Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2013) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500) and the Highest Annual Death Benefit Amount ($115,420 less $2,500 = $112,920).

 Example of proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2013 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 Here is the calculation:

     Account Value before Lifetime withdrawal                  $118,000.00
     Less amount of "non" Excess Income                        $  3,500.00
     Account Value immediately before Excess Income of $1,500  $114,500.00
     Excess Income amount                                      $  1,500.00
     Ratio                                                            1.31%
     Annual Income Amount                                      $  6,000.00
     Less ratio of 1.31%                                       $     78.60
     Annual Income Amount for future Annuity Years             $  5,921.40

 Example of highest daily auto step-up
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the Excess Income on October 29 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 65 and 84 on the date of the potential step-up) of the highest daily Account Value, adjusted for withdrawals and Purchase Payments, is greater than $5,921.40. Here are the calculations for determining the daily values. Only the October 25 value is being adjusted for Excess Income as the October 30, October 31, and November 1 Valuation Days occur after the Excess Income on October 29.

                                  Highest Daily Value        Adjusted Annual
                                (adjusted for withdrawal Income Amount (5% of the
Date*             Account Value and purchase payments)**   Highest Daily Value)
-----             ------------- ------------------------ ------------------------
October 25, 2013   $119,000.00        $119,000.00               $5,950.00
October 29, 2013   $113,000.00        $113,986.95               $5,699.35
October 30, 2013   $113,000.00        $113,986.95               $5,699.35
October 31, 2013   $119,000.00        $119,000.00               $5,950.00
November 1, 2013   $118,473.00        $119,000.00               $5,950.00

 * In this example, the Annuity Anniversary date is November 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of
    November 1 is considered the first Valuation Date in the Annuity Year.

 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on October 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on October 29 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on October 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $115,500 before the Excess Income.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the Excess Income divided by the Account Value immediately preceding the Excess Income) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted October 29 Highest Daily Value, $113,986.95, is carried forward to the next Valuation Date of October 30. At this time, we compare this amount to the Account Value on October 30, $113,000. Since the October 29 adjusted Highest Daily Value of $113,986.95 is greater than the October 30 value, we will continue to carry $113,986.95 forward to the next Valuation Day of October 31. The Account Value on
       October 31, $119,000.00, becomes the final Highest Daily Value since it exceeds the $113,986.95 carried forward.
   . The October 31 adjusted Highest Daily Value of $119,000.00 is also greater than the November 1 value, so we will continue to carry $119,000.00 forward to the final Valuation Day of November 1.

 In this example, the final Highest Daily Value of $119,000.00 is converted to an Annual Income Amount based on the applicable percentage of 5%, generating an Annual Income Amount of $5,950.00. Since this amount is greater than the current year's Annual Income Amount of $5,921.40 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on November 1, 2013 and continuing through October 31, 2014, will be stepped-up to $5,950.00.

 Non-Lifetime Withdrawal Feature
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime Income 2.0 with HA DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income 2.0 with HA DB. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income 2.0 with HA DB. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above) and the Highest Annual Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the withdrawal.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. Thus, the first withdrawal will be a Lifetime Withdrawal.

 Example - Non-Lifetime Withdrawal (Proportional Reduction)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
..   The Issue Date is December 3, 2012
..   Highest Daily Lifetime Income 2.0 with HA DB is elected on September 4, 2013
..   The Account Value at benefit election was $105,000
..   The Annuitant was 70 years old when he/she elected Highest Daily Lifetime
    Income 2.0 with HA DB
..   No previous withdrawals have been taken under Highest Daily Lifetime Income
    2.0 with HA DB

 On October 3, 2013, the Protected Withdrawal Value is $125,000, the 12/th/ benefit year minimum Periodic Value guarantee is $210,000, the Highest Annual Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2013 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income 2.0 with HA DB will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 Here is the calculation:

        Withdrawal amount                                  $ 15,000.00
        Divided by Account Value before withdrawal         $120,000.00
        Equals ratio                                              12.5%
        All guarantees will be reduced by the above ratio        (12.5%)
        Protected Withdrawal Value                         $109,375.00
        12/th/ benefit year Minimum Periodic Value         $183,750.00
        Highest Annual Death Benefit Amount                $100,992.50

 Required Minimum Distributions
 Required Minimum Distributions ("RMD") for this Annuity must be taken by April 1/st/ in the year following the date you turn age 70 1/2 and by December 31/st/ for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as you abide by the following:

 The total amount within an Annuity Year that can be withdrawn is equal to:

 1. the Annual Income Amount remaining in the current Annuity Year, plus,
 2. The difference between:
    a. The RMD amount (assuming the RMD amount is greater than the Annual Income Amount) less any withdrawals already taken in the calendar year, less
    b. The Annual Income Amount.

 Please see hypothetical examples below for details.

 If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include situations where you comply with the rules outlined above and then decide to take additional withdrawals after satisfying your RMD requirement from the Annuity.

 We will assume your first withdrawal under the benefit is a Lifetime Withdrawal unless you designated the withdrawal as a Non-Lifetime Withdrawal.

 Example
 The following example is purely hypothetical and intended to illustrate a scenario as described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the Required Minimum Distribution for the current calendar year.

 Assumptions:
 RMD Calendar Year
 01/01/2012 to 12/31/2012

 Annuity Year
 06/01/2011 to 05/31/2012

 Annual Income Amount and RMD Amount
 Annual Income Amount = $5,000
 Remaining Annual Income Amount as of 1/3/2012 = $3,000 (a $2,000 withdrawal was taken on 7/1/2011)
 RMD Amount for Calendar Year 2012 = $6,000

 The amount you may withdraw in the current Annuity Year (between 1/3/2012 and 5/31/2012) without it being treated as Excess Income is $4,000. Here is the calculation: $3,000 + ($6,000 - $5,000) = $4,000.

 If the $4,000 withdrawal is taken in the current Annuity Year (prior to 6/1/2012), the remaining Annual Income Amount will be zero and the remaining RMD amount of $2,000 may be taken in the subsequent Annuity Year beginning on 6/1/2012 (when your Annual Income Amount is reset to $5,000).

 If you had chosen to not take any additional withdrawals until on or after 6/1/2012, then you would be eligible to withdraw $6,000 without it being treated as a withdrawal of Excess Income.

 Highest Annual Death Benefit
 A Death Benefit is payable under Highest Daily Lifetime Income 2.0 with HA DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Owner (Annuitant if entity owned), also referred to as the "Single Designated Life", when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit (described later in this prospectus) or the Highest Annual Death Benefit Amount described below.

 Highest Annual Death Benefit Amount:
 On the date you elect Highest Daily Lifetime Income 2.0 with HA DB, the Highest Annual Death Benefit Amount is equal to your Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Annual Death Benefit Amount will be the greater of:
 (1)The Account Value on the current Valuation Day; and

 (2)The Highest Annual Death Benefit Amount on the most recent anniversary of the benefit effective date,
   .   increased by any Purchase Payments made since that anniversary and,
   . reduced by the effect of withdrawals made since that anniversary, as described below.

 Please note that the Highest Annual Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Highest Daily Lifetime Income 2.0 with HA DB.

 On each anniversary of the benefit effective date, up to and including the date of death of the decedent, the Highest Annual Death Benefit Amount is compared to the Account Value on that anniversary. If the Account Value is greater than the Highest Annual Death Benefit Amount, the Highest Annual Death Benefit Amount is increased to equal the Account Value.

 A Non-Lifetime Withdrawal will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Annual Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.

 The Highest Annual Death Benefit will be calculated on the date of death of the decedent and will be:
   .   increased by the amount of any additional Adjusted Purchase Payments, and
   . reduced by the effect of any withdrawals (as described in the preceding paragraph), made during the period between the decedent's date of death and the date we receive Due Proof of Death.

 Please note that the Highest Annual Death Benefit Amount is available only until we make Guarantee Payments under Highest Daily Lifetime Income 2.0 with HA DB or annuity payments begin.

 All other provisions applicable to Death Benefits under your Annuity will continue to apply. See the "Death Benefits" section of this prospectus for more information pertaining to Death Benefits.

 Benefits Under Highest Daily Lifetime Income 2.0 with HA DB
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Highest Daily Lifetime Income 2.0 with HA DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, Highest Daily Lifetime Income
    2.0 with HA DB terminates, and no additional payments are made.
..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Please note that if your Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including that of the HA DB feature, will terminate and no Death Benefit Amount is payable.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options: (1) apply your Account Value, less any applicable tax charges, to any annuity option available; or (2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.
..   In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 Other Important Considerations
..   Withdrawals under Highest Daily Lifetime Income 2.0 with HA DB are subject to all of the terms and conditions of the Annuity. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while
    Highest Daily Lifetime Income 2.0 with HA DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active Systematic Withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.
..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled "Investment Options." You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the Permitted Sub-accounts and the AST Investment
    Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts (as defined below). We may amend the
    Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your
    Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent
    Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
..   If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
..   Any Death Benefit, including the HA DB, will be zero if any withdrawals taken under Highest Daily Lifetime Income 2.0 with HA DB reduce your
    Account Value to zero (see "Death Benefits").
..   The current charge for Highest Daily Lifetime Income 2.0 with HA DB is
    1.40% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income 2.0 with HA DB is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.35% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income 2.0 with HA DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

 Election of and Designations under the Benefit
 For Highest Daily Lifetime Income 2.0 with HA DB, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be between 50 and

 79 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income 2.0 with HA DB. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income
 2.0 with HA DB, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership requirements.

 Highest Daily Lifetime Income 2.0 with HA DB can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income 2.0 with HA DB and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Highest Daily Lifetime Income 2.0 with HA DB, you lose the guarantees that you had accumulated under your existing benefit and your guarantees under Highest Daily Lifetime Income 2.0 with HA DB will be based on your Account Value on the effective date of Highest Daily Lifetime Income 2.0 with HA DB. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income 2.0 with HA DB is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit.

 If you wish to elect this benefit and you are currently participating in a Systematic Withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income 2.0 with HA DB so long as you participate in a Systematic Withdrawal program in which withdrawals are not taken pro rata.

 Termination of the Benefit
 You may terminate Highest Daily Lifetime Income 2.0 with HA DB at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit, including the HA DB, will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

 The benefit automatically terminates upon the first to occur of the following:
 (i)your termination of the benefit,
(ii)your surrender of the Annuity,
(iii)when annuity payments begin (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount)
(iv)our receipt of Due Proof of Death of the Owner (or Annuitant if entity owned)
 (v)both the Account Value and Annual Income Amount equal zero, or
(vi)you cease to meet our requirements as described in "Election of and Designations under the Benefit" above.

 "Due Proof of Death" is satisfied when we receive all of the following in Good
 Order: (a) a death certificate or similar documentation acceptable to us;
 (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Upon termination of Highest Daily Lifetime Income 2.0 with HA DB, other than upon the death of the Owner or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will:
 (i) leave intact amounts that are held in the Permitted Sub-accounts, and
 (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income 2.0 with HA DB terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed above.

 How Highest Daily Lifetime Income 2.0 with HA DB Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
 See "How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in the discussion of Highest Daily Lifetime Income 2.0 benefit above for information regarding this component of the benefit.

 SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST ANNUAL DEATH BENEFIT Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit ("HA DB") is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. This benefit also provides for a highest annual death benefit, subject to the terms of the benefit. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.

 We offer a benefit that guarantees, until the death of the Remaining Designated Life (as described below) (the "designated lives", and each, a "designated life"), the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal." All other withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) ("Guarantee Payments"). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income 2.0 with HA DB after the death of the first spouse (subject to the provisions below regarding a Remaining Designated
 Life), and also want to provide a death benefit. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit.

 An integral component of Spousal Highest Daily Lifetime Income 2.0 with HA DB is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime Income
 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

 Spousal Highest Daily Lifetime Income 2.0 with HA DB is the spousal version of Highest Daily Lifetime Income 2.0 with HA DB. Spousal Highest Daily Lifetime Income 2.0 is offered with or without the HA DB component; however, you may only elect HA DB with Spousal Highest Daily Lifetime Income 2.0, and you must elect the HA DB benefit at the time you elect Spousal Highest Daily Lifetime Income 2.0. If you elect Spousal Highest Daily Lifetime Income 2.0 without HA DB and would like to add the feature later, you must first terminate Spousal Highest Daily Lifetime Income 2.0 and elect Spousal Highest Daily Lifetime Income 2.0 with HA DB (subject to availability and benefit re-election provisions). Please note that if you terminate Spousal Highest Daily Lifetime Income 2.0 and elect Spousal Highest Daily Lifetime Income 2.0 with HA DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime Income 2.0 with HA DB is offered as an alternative to other lifetime withdrawal options. Currently, if you elect Spousal Highest Daily Lifetime Income 2.0 with HA DB and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Election of and Designations under the Benefit" below and "Termination of Existing Benefits and Election of New Benefits" for details. Spousal Highest Daily Lifetime Income 2.0 with HA DB must be elected based on two designated lives, as described below. Each designated life must be between the ages of 50 and 79 years old when the benefit is elected. Spousal Highest Daily Lifetime Income
 2.0 with HA DB is not available if you elect any other optional living or death benefit.

 As long as your Spousal Highest Daily Lifetime Income 2.0 with HA DB is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if that particular withdrawal of Excess Income (described below) brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income 2.0 with HA DB.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first

 Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 12/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 12/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime
    Withdrawal:
    (a)200% of the Account Value on the effective date of the benefit including any Purchase Payments made on that day;
    (b)200% of all Purchase Payments made within one year following the effective date of the benefit; and
    (c)all Purchase Payments made after one year following the effective date of the benefit.

 This means that if you do not take a withdrawal on or before the 12/th/ Anniversary of the benefit, your Protected Withdrawal Value on the 12/th/ Anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

 Please note that if you elect Spousal Highest Daily Lifetime Income 2.0 with HA DB, your Account Value is not guaranteed, can fluctuate and may lose value.

 Key Feature - Annual Income Amount under Spousal Highest Daily Lifetime Income
 2.0 with HA DB
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger spousal designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50-54, 3.5% for ages 55 to 64; 4.5% for ages 65 to 84, and 5.5% for ages 85 and older. We use the age of the younger designated life. If you elected this benefit and one of the Spousal Designated Lives becomes the Remaining Designated Life, we will continue to use the age of the younger of both the original Spousal Designated Lives for purposes of calculating the applicable Annual Income percentage. Under Spousal Highest Daily Lifetime Income 2.0 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

 As discussed in this paragraph, when you make a partial withdrawal that is subject to a tax withholding, we will identify the amount that includes not only the amount you actually receive, but also the amount of the tax withholding, to determine whether your withdrawal has exceeded the Annual Income Amount. When you take a partial withdrawal, you may request a "gross" withdrawal amount (e.g., $2000) but then have any tax withholding deducted from the amount you actually receive. The portion of a withdrawal that exceeded your Annual Income Amount (if any) would be treated as Excess Income and thus would reduce your Annual Income Amount in subsequent years. Alternatively, you may request that a "net" withdrawal amount actually be paid to you (e.g., $2000), with the understanding that any tax withholding (e.g., $240) be applied to your remaining Account Value. In the latter scenario, we determine whether any portion of the withdrawal is to be treated as Excess Income by looking to the sum of the net amount you actually receive (e.g., $2000) and the amount of any tax withholding (in this example, a total of $2240). The amount of that sum (e.g., the $2000 you received plus the $240 for the tax withholding) that exceeds your Annual Income Amount will be treated as Excess Income - thereby reducing your Annual Income Amount in subsequent years.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income 2.0 with HA DB and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50-54, 3.5% for ages 55 to 64, 4.5% for ages 65 to 84, and 5.5% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

 After your first Lifetime Withdrawal and before your Account Value is reduced to zero, you may make additional Purchase Payments, subject to the limits in the next paragraph. We reserve the right not to accept additional Purchase Payments if the Account Value becomes zero.

 If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 Highest Daily Auto Step-Up
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger spousal designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50-54, 3.5% for ages 55 to 64, 4.5% for ages 65 to 84, and 5.5% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income 2.0 with HA DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income 2.0 with HA DB upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges".

 If you are enrolled in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any Systematic Withdrawal program.

 Spousal Highest Daily Lifetime Income 2.0 with HA DB does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income 2.0 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income 2.0 with HA DB or any other fees and charges under the Annuity. Assume the following for all three examples:
   .   The Issue Date is November 1, 2012
   . Spousal Highest Daily Lifetime Income 2.0 with HA DB is elected on August 1, 2013
   . Both designated lives were 70 years old when they elected Spousal Highest Daily Lifetime Income 2.0 with HA DB
   .   The first withdrawal is a Lifetime Withdrawal

 Example of dollar-for-dollar reductions
 On October 24, 2013, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). The Highest Annual Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31,
 2013) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900) and the Highest Annual Death Benefit Amount ($115,420 less $2,500 = $112,920.).

 Example of Proportional Reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2013 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 Here is the calculation:

     Account Value before Lifetime Withdrawal                  $118,000.00
     Less amount of "non" Excess Income                        $  2,900.00
     Account Value immediately before Excess Income of $2,100  $115,100.00
     Excess Income amount                                      $  2,100.00
     Ratio                                                            1.82%
     Annual Income Amount                                      $  5,400.00
     Less ratio of 1.82%                                       $     98.28
     Annual Income Amount for future Annuity Years             $  5,301.72

 Example of highest daily auto step-up
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $5,400. However, the Excess Income on October 29 reduces the amount to $5,301.72 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% (since the younger designated life is between 65 and 84 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and Purchase Payments, is greater than $5,301.72. Here are the calculations for determining the daily values. Only the October 25 value is being adjusted for Excess Income as the October 30, October 31 and November 1 Valuation Days occur after the Excess Income on October 29.

                                  Highest Daily Value    Adjusted Annual Income
                                (adjusted for withdrawal  Amount (4.5% of the
Date*             Account Value and Purchase Payments)**  Highest Daily Value)
-----             ------------- ------------------------ ----------------------
October 25, 2013   $119,000.00        $119,000.00              $5,355.00
October 29, 2013   $113,000.00        $113,986.98              $5,129.41
October 30, 2013   $113,000.00        $113,986.98              $5,129.41
October 31, 2013   $119,000.00        $119,000.00              $5,355.00
November 1, 2013   $118,473.00        $119,000.00              $5,355.00

 * In this example, the Annuity Anniversary date is November 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of November 1 is considered the final Valuation Date for the Annuity Year.

 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on October 25, resulting in an adjusted Annual Income Amount of $5,355.00. This amount is adjusted on October 29 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on October 25 is first reduced dollar-for-dollar by $2,900 ($2,900 is the remaining Annual Income Amount for the Annuity Year), resulting in an Account Value of $116,100 before the Excess Income.
   . This amount ($116,100) is further reduced by 1.82% (this is the ratio in the above example which is the Excess Income divided by the Account Value immediately preceding the Excess Income) resulting in a Highest Daily Value of $113,986.98.
   . The adjusted October 29 Highest Daily Value, $113,986.98, is carried forward to the next Valuation Date of October 30. At this time, we compare this amount to the Account Value on October 30, $113,000. Since the October 29 adjusted Highest Daily Value of $113,986.98 is greater than the October 30 value, we will continue to carry $113,986.98 forward to the next Valuation Day of October 31. The Account Value on
       October 31, $119,000.00, becomes the final Highest Daily Value since it exceeds the $113,986.98 carried forward.
   . The October 31 adjusted Highest Daily Value of $119,000.00 is also greater than the November 1 value, so we will continue to carry $119,000.00 forward to the final Valuation Day of November 1.

 In this example, the final Highest Daily Value of $119,000.00 is converted to an Annual Income Amount based on the applicable percentage of 4.5%, generating an Annual Income Amount of $5,355.00. Since this amount is greater than the current year's Annual Income Amount of $5,301.72 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on November 1, 2013 and continuing through October 31, 2014, will be stepped-up to $5,355.00.

 Non-Lifetime Withdrawal Feature
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime Income 2.0 with HA DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income 2.0 with HA DB. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income 2.0 with HA DB. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above) and the Highest Annual Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the time of the withdrawal.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. Thus, the first withdrawal will be a Lifetime Withdrawal.

 Example - Non-Lifetime Withdrawal (proportional reduction)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:
   .   The Issue Date is December 3, 2012
   . Spousal Highest Daily Lifetime Income 2.0 with HA DB is elected on September 4, 2013
   .   The Account Value at benefit election was $105,000
   . Each designated life was 70 years old when he/she elected Spousal Highest Daily Lifetime Income 2.0 with HA DB
   . No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income 2.0 with HA DB

 On October 3, 2013, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, the Highest Annual Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2013 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income 2.0 with HA DB will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 Here is the calculation:

        Withdrawal amount                                  $ 15,000.00
        Divided by Account Value before withdrawal         $120,000.00
        Equals ratio                                              12.5%
        All guarantees will be reduced by the above ratio        (12.5%)
        Protected Withdrawal Value                         $109,375.00
        12th benefit year Minimum Periodic Value           $183,750.00
        Highest Annual Death Benefit Amount                $100,992.50

 Required Minimum Distributions
 See the sub-section entitled "Required Minimum Distributions" in the prospectus section above concerning Highest Daily Lifetime Income 2.0 for a discussion of the relationship between the RMD amount and the Annual Income Amount.

 Highest Annual Death Benefit
 A Death Benefit is payable under Spousal Highest Daily Lifetime Income 2.0 with HA DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Remaining Designated Life when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit (described later in this prospectus) or the Highest Annual Death Benefit Amount described below.

 Highest Annual Death Benefit Amount:
 On the date you elect Spousal Highest Daily Lifetime Income 2.0 with HA DB, the Highest Annual Death Benefit Amount is equal to your Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Annual Death Benefit Amount will be the greater of:
 (1)The Account Value on the current Valuation Day; and
 (2)The Highest Annual Death Benefit Amount on the most recent anniversary of the benefit effective date,
   .   increased by any Purchase Payments made since that anniversary and,
   . reduced by the effect of withdrawals made since that anniversary, as described below.

 Please note that the Highest Annual Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Spousal Highest Daily Lifetime Income 2.0 with HA DB.

 On each anniversary of the benefit effective date, up to and including the date of death of the Remaining Designated Life, the Highest Annual Death Benefit Amount is compared to the Account Value on that anniversary. If the Account Value is greater than the Highest Annual Death Benefit Amount, the Highest Annual Death Benefit Amount is increased to equal the Account Value.

 A Non-Lifetime Withdrawal will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Annual Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.

 The Highest Annual Death Benefit will be calculated on the date of death of the Remaining Designated Life and will be:
..   increased by the amount of any additional Adjusted Purchase Payments, and
..   reduced by the effect of any withdrawals (as described in the preceding paragraph),
 made during the period between the decedent's date of death and the date we receive Due Proof of Death.

 Please note that Highest Annual Death Benefit Amount is available only until we make Guarantee Payments under Spousal Highest Daily Lifetime Income 2.0 with HA DB or annuity payments begin.

 All other provisions applicable to Death Benefits under your Annuity continue to apply. See the "Death Benefits" section of this prospectus for more information pertaining to Death Benefits.

 Benefits Under Spousal Highest Daily Lifetime Income 2.0 with HA DB
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Spousal Highest Daily Lifetime Income 2.0 with HA DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will continue to make payments until the simultaneous deaths of both spousal designated lives, or the death of the Remaining Designated Life. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, Spousal Highest Daily Lifetime Income
    2.0 with HA DB terminates, and no additional payments will be made.
..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments.
..   Please note that if your Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including that of the HA DB feature, will terminate and no Death Benefit Amount is payable.

..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value, less any applicable state required premium tax, to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the Remaining Designated Life We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 Other Important Considerations
..   Withdrawals under the Spousal Highest Daily Lifetime Income 2.0 with HA DB benefit are subject to all of the terms and conditions of the Annuity. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income 2.0 with HA DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active Systematic Withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.
..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolios appears in the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST
    Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the Permitted Sub-accounts and the AST Investment
    Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or upon addition of additional Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
..   If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
..   Any Death Benefit will be zero if withdrawals taken under Spousal Highest
    Daily Lifetime Income 2.0 with HA DB reduce your Account Value to zero (see "Death Benefits").
..   Spousal Continuation: If a Death Benefit is not payable on the death of a spousal designated life (e.g., if the first of the spousal designated lives to die is the Beneficiary but not an Owner), Spousal Highest Daily Lifetime Income 2.0 with HA DB will remain in force unless we are instructed otherwise.

..   The current charge for Spousal Highest Daily Lifetime Income 2.0 with HA DB is 1.50% annually of the greater of Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income 2.0 with HA DB is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.375% of the greater of the prior Valuation Day's Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income 2.0 with HA DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

 Election of and Designations under the Benefit
 Spousal Highest Daily Lifetime Income 2.0 with HA DB can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income 2.0 with HA DB only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:
   . One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner's spouse. Each Owner/Annuitant and the Beneficiary must be between 50 - 79 years old at the time of election; or
   . Co-Annuity Owners, where the Owners are each other's spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be between 50 and 79 years old at the time of election; or
   . One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be between 50 and 79 years old at the time of election.

 Remaining Designated Life: A Remaining Designated Life must be a natural person and must have been listed as one of the spousal designated lives when the benefit was elected. A spousal designated life will become the Remaining Designated Life on the earlier of the death of the first of the spousal designated lives to die, provided that they are each other's spouses at that time, or divorce from the other spousal designated life while the benefit is in effect. That said, if a spousal designated life is removed as Owner, Beneficiary, or Annuitant due to divorce, the other spousal designated life becomes the Remaining Designated Life when we receive notice of the divorce, and any other documentation we require, in Good Order. Any new Beneficiary(ies) named by the Remaining Designated Life will not be a spousal designated life.

 We do not permit a change of Owner under this benefit, except as follows:
 (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
 (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, Spousal Highest Daily Lifetime Income 2.0 with HA DB may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage.

 Spousal Highest Daily Lifetime Income 2.0 with HA DB can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income 2.0 with HA DB and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Spousal Highest Daily Lifetime Income 2.0 with HA DB, you lose the guarantees that you had accumulated under your existing benefit, and your guarantees under Spousal Highest Daily Lifetime Income 2.0 with HA DB will be based on your Account Value on the effective date of Spousal Highest Daily Lifetime Income 2.0 with HA DB. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income 2.0 with HA DB is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit.

 If you wish to elect this benefit and you are currently participating in a Systematic Withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income 2.0 so long as you participate in a Systematic Withdrawal program in which withdrawals are not taken pro rata.

 Termination of the Benefit
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

 The benefit automatically terminates upon the first to occur of the following:
..   upon our receipt of Due Proof of Death of the first designated life who is an Owner (or who is the Annuitant if entity owned), if the Remaining Designated Life elects not to continue the Annuity;
..   upon our receipt of Due Proof of Death of an Owner (or Annuitant if entity owned) if the surviving spouse is not eligible to continue the benefit because such spouse is not a spousal designated life and there is any Account Value on the date of death;
..   Upon our receipt of Due Proof of Death of the Remaining Designated Life if
    a Death Benefit is payable under this benefit;
..   your termination of the benefit;
..   your surrender of the Annuity;
..   when annuity payments begin (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);
..   both the Account Value and Annual Income Amount equal zero; or
..   you cease to meet our requirements as described in "Election of and
    Designations under the Benefit".

 "Due Proof of Death" is satisfied when we receive all of the following in Good
 Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Upon termination of Spousal Highest Daily Lifetime Income 2.0 with HA DB other than upon the death of the Remaining Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 How Spousal Highest Daily Lifetime Income 2.0 with HA DB Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
 See "How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in the discussion of Highest Daily Lifetime Income 2.0 benefit above for information regarding this component of the benefit.

 Additional Tax Considerations
 Please see the Additional Tax Considerations section under Highest Daily Lifetime Income 2.0 above.

 GUARANTEED RETURN OPTION PLUS II (GRO PLUS II)
 Guaranteed Return Option Plus II (GRO Plus II) is a form of "guaranteed minimum accumulation benefit" that guarantees a specified Account Value at one or more dates in the future. If you participate in this benefit, you are subject to the predetermined mathematical formula described below that transfers Account Value between your Sub-accounts and an AST bond portfolio Sub-account. GRO Plus II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm.

 Under GRO Plus II, we guarantee that on the seventh anniversary of benefit election, and each anniversary thereafter, the Account Value will be not less than the Account Value on the date that the benefit is added to your Annuity (adjusted for subsequent

 Purchase Payments and withdrawals as detailed below). We refer to this initial guarantee as the "base guarantee." In addition to the base guarantee, GRO Plus II offers the possibility of an enhanced guarantee. You may "manually" lock in an enhanced guarantee once per "benefit year" (i.e., a year beginning on the date you acquired the benefit and each anniversary thereafter) if your Account Value on that Valuation Day exceeds the amount of any outstanding base guarantee or enhanced guarantee. If you elect to manually lock-in an enhanced guarantee on an anniversary of the effective date of the benefit, that lock-in will not count towards the one elective manual lock-in you may make each benefit year. We guarantee that the Account Value locked-in by that enhanced guarantee will not be any less seven years later, and each anniversary of that date thereafter. In addition, you may elect an automatic enhanced guarantee feature under which, if your Account Value on a benefit anniversary exceeds the highest existing guarantee by 7% or more, we guarantee that such Account Value will not be any less seven benefit anniversaries later and each benefit anniversary thereafter. You may maintain only one enhanced guarantee in addition to your base guarantee. Thus, when a new enhanced guarantee is created, it cancels any existing enhanced guarantee. However, the fact that an enhanced guarantee was effected automatically on a benefit anniversary does not prevent you from "manually" locking-in an enhanced guarantee during the ensuing benefit year. In addition, the fact that you "manually" locked in an enhanced guarantee does not preclude the possibility of an automatic enhanced guarantee on the subsequent benefit anniversary. Please note that upon creation of a new enhanced guarantee, an immediate transfer to an AST bond portfolio Sub-account (which is used as part of this benefit) may occur depending on the discount rate (as described below) used to determine the present value of each of your guarantees. You may elect to terminate an enhanced guarantee without also terminating the base guarantee. If you do, any amounts held in the AST bond portfolio Sub-account with respect to that enhanced guarantee will be transferred to your other Sub-accounts in accordance with your most recent allocation instructions, and if none exist, then pro rata to your variable Sub-accounts (see below "Key Feature - Allocation of Account Value"). Amounts held in an AST bond portfolio Sub-account with respect to the base guarantee will not be transferred as a result of the termination of an enhanced guarantee. You may not lock in an enhanced guarantee, either manually or through our optional automatic program, within seven years prior to the Latest Annuity Date (please see "Annuity Options" for further information). This also applies to a new Owner who has acquired the Annuity from the original Owner.

 In this section, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocation instructions, which means: a) the Custom Portfolios Program or, b) if you are not participating in this program, then such amounts will be allocated to your Sub-accounts on a pro rata basis. Regardless of whether we need to contribute funds at the end of a Guarantee Period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee in accordance with your most recent allocation instructions, which means: a) the Custom Portfolios Program or, b) if you are not participating in this program, then such amounts will be allocated to your Sub-accounts on a pro rata basis. If the former (i.e., an asset allocation program), your Account Value will be transferred according to the program.

 Any addition or transferred amount may be subsequently re-allocated based on the predetermined mathematical formula described below.

 The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support your future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

 We increase both the base guarantee and any enhanced guarantee by the amount of each Purchase Payment made subsequent to the date that the guarantee was established. For example, if the effective date of the benefit was January 3, 2011 and the Account Value was $100,000 on that date, then a $30,000 Purchase Payment made on March 30, 2012 would increase the base guarantee amount to $130,000.

 If you make a withdrawal, we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount to your Account Value immediately prior to the withdrawal.

 If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).

 EXAMPLE
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

 Assume the following:
   .   The Issue Date is December 1, 2010

   .   The benefit is elected on December 1, 2010
   . The Account Value on December 1, 2010 is $200,000, which results in a base guarantee of $200,000
   .   An enhanced guarantee amount of $350,000 is locked in on December 1, 2011
   .   The Account Value immediately prior to the withdrawal is equal to
       $380,000

 If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.

 Here is the calculation (figures are rounded):

     Withdrawal Amount                                           $ 50,000
     Divided by Account Value before withdrawal                  $380,000
     Equals ratio                                                   13.16%
     All guarantees will be reduced by the above ratio (13.16%)
     Base guarantee amount                                       $173,680
     Enhanced guarantee amount                                   $303,940

 Key Feature - Allocation of Account Value For GRO Plus II (and Highest Daily GRO II if elected prior to July 16, 2010)
 We limit the Sub-accounts to which you may allocate Account Value if you elect GRO Plus II and Highest Daily GRO II (HD GRO II) (see below for information pertaining to HD GRO II). For purposes of these benefits, we refer to those permitted Investment Options (other than the required bond portfolio Sub-accounts discussed below) as the "Permitted Sub-accounts."

 GRO Plus II and HD GRO II use a predetermined mathematical formula to help us manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for newly-issued Annuities that elect or re-elect GRO Plus II and HD GRO II and for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under GRO Plus II and HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring them to a more stable option (i.e., one or more specified bond Portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond Portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. Because these restrictions and the use of the formula lessen the likelihood that your Account Value will be reduced below the base and/or enhanced guarantee(s), they also reduce the likelihood that we will make any payments under this benefit. They may also limit your upside potential for growth. The formula is set forth in Appendix D of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.

 For purposes of operating the formula applicable to GRO Plus II and HD GRO II, we have included within this Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit (and the Highest Daily GRO II benefit). If you have elected GRO Plus II or HD GRO II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST Bond Portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the formula applicable to you under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made. Please note that upon creation of a new enhanced guarantee, an immediate transfer to the AST Bond Portfolio Sub-account associated with the "current liability" may occur, depending on the discount rate (as described in the next paragraph) used to determine the present value of each of your guarantees. As such, a low discount rate could cause a transfer of Account Value into an AST bond portfolio Sub-account, despite the fact that your Account Value had increased.

 In general, the formula works as follows. On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the maturity date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

 The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).

 For example,
   . March 17, 2011 - a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
   . March 18, 2011 - you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.
   . On March 18, 2011 (and at least until first a transfer is made out of the AST bond portfolio Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).
   . Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees, as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
   .   The difference between your Account Value and your guarantee amount(s);
   .   The amount of time until the maturity of your guarantee(s);
   .   The amount invested in, and the performance of, the Permitted
       Sub-accounts;
   . The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;
   .   The discount rate used to determine the present value of your guarantee(s);
   .   Additional Purchase Payments, if any, that you make to the Annuity; and
   .   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

 Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

 Election/Cancellation of the Benefit
 GRO Plus II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm. GRO Plus II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter as long as the benefit is available, provided that your Account Value is allocated in a manner permitted with the benefit and that you otherwise meet our eligibility rules. You may elect GRO Plus II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election. GRO Plus II is not available if you participate in any other optional living benefit. However, GRO Plus II may be elected together with any optional death benefit.

 GRO Plus II will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned Annuity), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest Annuity Date, or
 (d) upon full surrender of the Annuity. If you elect to terminate the benefit, GRO Plus II will no longer provide any guarantees. The charge for the GRO Plus II benefit will no longer be deducted from your Account Value upon termination of the benefit.

 If you elect this benefit, and in connection with that election you are required to reallocate to different Investment Options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and
 (ii) invest the proceeds of those sales in the permitted Investment Options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

 If you wish, you may cancel the GRO Plus II benefit. You may also cancel an enhanced guarantee, but leave the base guarantee intact. Upon cancellation, you may elect any other currently available living benefit on any Valuation Day after you have cancelled the GRO Plus II benefit, provided that your Account Value is allocated in a manner permitted with that new benefit and that you otherwise meet our eligibility rules. Upon cancellation of the GRO Plus II benefit, any Account Value allocated to the AST bond portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata (i.e., in direct proportion to your current allocations). Upon your re-election of GRO Plus II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the Permitted Sub-accounts according to the predetermined mathematical formula (see "Key Feature - Allocation of Account Value" above for more details). You also should be aware that upon cancellation of the GRO Plus II benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under any newly-elected benefit will be based on your current Account Value at benefit effectiveness. The benefit you elect or re-elect may be more expensive than the benefit you cancel. Once the GRO Plus II benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the GRO Plus II benefit provided that the benefit you are looking to elect is available at that time and on a post-issue basis.

 Special Considerations under GRO Plus II
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
   . Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of this prospectus.
   . Transfers as dictated by the formula will not count toward the maximum number of free transfers allowable under the Annuity.

   . Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
   . Only systematic withdrawal programs in which amounts withdrawn are being taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) will be permitted if you participate in GRO Plus II. Thus, you may not elect GRO Plus II so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata. Similarly, if you currently participate in GRO Plus II, we will allow you to add a systematic withdrawal program only if withdrawals under the program are to be taken pro rata.
   . As the time remaining until the applicable maturity date(s) gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.

 Charges under the Benefit
 We deduct an annualized charge equal to 0.60% of the average daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the GRO Plus II benefit. The annualized charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on a maturity date is less than the amount guaranteed and
 (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

 HIGHEST DAILY GUARANTEED RETURN OPTION II (HD GRO II)
 HD GRO II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm. Highest Daily Guaranteed Return Option II (HD GRO II) is a form of "guaranteed minimum accumulation benefit" that guarantees a specified Account Value at one or more dates in the future. If you participate in this benefit, you are subject to a predetermined mathematical formula that transfers Account Value between your Sub-accounts and an AST bond portfolio Sub-account.

 HD GRO II creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the "maturity date" for that guarantee. HD GRO II will not create a guarantee if the maturity date of that guarantee would extend beyond the Latest Annuity Date. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

 The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support your future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

 The initial guarantee is created on the day that the HD GRO II benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Account Value on the day that the HD GRO II benefit was added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which HD GRO II was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value (adjusted for Purchase Payments and withdrawals, as described below) that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 6, 2011, we would create a guarantee on January 6 of each subsequent year. For example, we would create a guarantee on January 6, 2015 based on the highest Account Value occurring between January 6, 2011 and January 6, 2015, and that guarantee would mature on January 6, 2025. As described below, we adjust each of the guarantee amounts for Purchase Payments and withdrawals.

 If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account Value is either (1) being allocated according to an asset allocation program or (2) at that time allocated entirely to an AST bond portfolio Sub-account. If the former (i.e., an asset allocation program), your Account Value will be transferred according to the program. If the latter (i.e., an AST bond portfolio Sub-account), then your Account Value will be transferred to the Sub-accounts permitted with this benefit according to your most recent allocation instructions. Any addition or transferred amount may subsequently be re-allocated based on the predetermined mathematical formula described below.

 We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each subsequent Purchase Payment made prior to the applicable maturity date. For example, if the effective date of the benefit was January 4, 2011, and there was an initial guaranteed amount that was set at $100,000 maturing January 4, 2021, and a second guaranteed amount that was set at $120,000 maturing January 4, 2022, then a $30,000 Purchase Payment made on March 30, 2012 would increase the guaranteed amounts to $130,000 and $150,000, respectively.

 If you make a withdrawal, we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount to your Account Value immediately prior to the withdrawal.

 If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).

 EXAMPLE
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

 Assume the following:
   .   The Issue Date is December 1, 2010
   .   The benefit is elected on December 1, 2010
   . The Account Value on December 1, 2010 is $200,000, which results in an initial guarantee of $200,000
   .   An additional guarantee amount of $350,000 is locked in on December 1,
       2011
   .   The Account Value immediately prior to the withdrawal is equal to
       $380,000

 If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 Here is the calculation (figures are rounded):

     Withdrawal Amount                                           $ 50,000
     Divided by Account Value before withdrawal                  $380,000
     Equals ratio                                                   13.16%
     All guarantees will be reduced by the above ratio (13.16%)
     Initial guarantee amount                                    $173,680
     Additional guarantee amount                                 $303,940

 Key Feature - Allocation of Account Value
 We limit the Sub-accounts to which you may allocate Account Value if you elect HD GRO II. For purposes of this benefit, we refer to those permitted investment options (other than the AST bond portfolio used with this benefit) as the "Permitted Sub-accounts".

 HD GRO II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for newly-issued Annuities that elect or re-elect HD GRO II and for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond Portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond Portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. Because these restrictions and the use of the formula lessen the likelihood that your Account Value will be reduced below the base and/or enhanced guarantee(s), they also reduce the likelihood that we will make any payments under this benefit. They may also limit your upside potential for growth. The formula is set forth in Appendix E of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.

 For purposes of operating the HD GRO II formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the applicable formula under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.

 In general, the formula works as follows. Under the formula, Account Value will transfer between the "permitted Sub-accounts" and an AST bond portfolio Sub-account when dictated by the pre-determined mathematical formula. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the "Projected Future Guarantee." The "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for withdrawals and additional Purchase Payments as described in the section of the prospectus concerning HD GRO II) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed guarantee period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed guarantee period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the seven bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.

 For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

 The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).

 For example,
   . March 17, 2011 - a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
   . March 18, 2011 - you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.
   . On March 18, 2011 (and at least until first a transfer is made out of the AST bond portfolio Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).
   . Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
   .   The difference between your Account Value and your guarantee amount(s);
   .   The amount of time until the maturity of your guarantee(s);
   .   The amount invested in, and the performance of, the Permitted
       Sub-accounts;
   . The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;
   .   The discount rate used to determine the present value of your guarantee(s);
   .   Additional Purchase Payments, if any, that you make to the Annuity; and
   .   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

 Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

 Election/Cancellation of the Benefit
 HD GRO II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm. HD GRO II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter as long as the benefit is available, provided that your Account Value is allocated in a manner permitted with the benefit and you otherwise meet our eligibility requirements. You may elect HD GRO II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election. If you currently participate in a living benefit that may be cancelled, you may terminate that benefit at any time and elect HD GRO II. However you will lose all guarantees that you had accumulated under the previous benefit. The initial guarantee under HD GRO II will be based on your current Account Value at the time the new benefit becomes effective on your Annuity.

 HD GRO II is not available if you participate in any other living benefit. However, HD GRO II may be elected together with any optional death benefit.

 HD GRO II will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned Annuity), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest Annuity Date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, HD GRO II will no longer provide any guarantees. The charge for the HD GRO II benefit will no longer be deducted from your Account Value upon termination of the benefit.

 If you elect this benefit, and in connection with that election you are required to reallocate to different Investment Options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and
 (ii) invest the proceeds of those sales in the permitted Investment Options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

 If you wish, you may cancel the HD GRO II benefit. You may then elect any other currently available living benefit on any Valuation Day after you have cancelled the HD GRO II benefit, provided that your Account Value is allocated in the manner permitted with that new benefit and you otherwise meet our eligibility requirements. Upon cancellation of the HD GRO II benefit, any Account Value allocated to the AST bond portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata (i.e., in direct proportion to your current allocations). Upon your re-election of HD GRO II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the other Sub-accounts according to the predetermined mathematical formula (see "Key Feature - Allocation of Account Value" section for more details). You also should be aware that upon cancellation of the HD GRO II benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under your newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective. The benefit you elect or re-elect may be more expensive than the benefit you cancel.

 Special Considerations under HD GRO II
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section.
..   Transfers as dictated by the formula will not count toward the maximum number of free transfers allowable under the Annuity.
..   Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
..   As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
..   Only systematic withdrawal programs in which amounts withdrawn are being taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) will be permitted if you participate in HD GRO II. Thus, you may not elect HD GRO II so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata. Similarly, if you currently participate in HD GRO II, we will allow you to add a systematic withdrawal program only if withdrawals under the program are to be taken pro rata.

 Charges under the Benefit
 We deduct an annualized charge equal to 0.60% of the average daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the HD GRO II benefit. The annualized charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and
 (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

                                DEATH BENEFITS

 TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT
 The Annuity provides a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant's death. The person upon whose death the Death Benefit is paid is referred to below as the "decedent." Where an Annuity is structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the Annuity is required to terminate upon the death of the grantor if the grantor pre-deceases the Annuitant under
 Section 72(s) of the Code. Under this circumstance, the Surrender Value will be paid out to the trust and there is no death benefit provided under the Annuity.

 We determine the amount of the Death Benefit as of the date we receive "Due Proof of Death". Due Proof of Death can be met only if each of the following is submitted to us in Good Order: (a) a death certificate or similar documentation acceptable to us (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds and (c) any applicable election of the method of payment of the death benefit by at least one Beneficiary (if not previously elected by the Owner). We must be made aware of the entire universe of eligible Beneficiaries in order for us to have received Due Proof of Death. Any given Beneficiary must submit the written information we require in order to be paid his/her share of the Death Benefit.

 Once we have received Due Proof of Death, each eligible Beneficiary may take his/her portion of the Death Benefit in one of the forms described in this prospectus (e.g., distribution of the entire interest in the Annuity within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the Beneficiary - see "Payment of Death Benefits" below).

 After our receipt of Due Proof of Death, we automatically transfer any remaining Death Benefit to the AST Money Market Sub-account. However, between the date of death and the date that we transfer any remaining Death Benefit to the AST Money Market Sub-account, the amount of the Death Benefit is subject to market fluctuations.

 No Death Benefit will be payable if the Annuity terminates because your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).

 Exceptions to Amount of Death Benefit
 There are certain exceptions to the amount of the Death Benefit:

 Submission of Due Proof of Death within One Year. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Account Value on the date we receive Due Proof of Death (i.e., we would not pay the minimum Death Benefit or any Optional Death Benefit).

 Death Benefit Suspension Period. You also should be aware that there is a Death Benefit suspension period. If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter), any Death Benefit (including the Minimum Death Benefit, any optional Death Benefit and Highest Daily Lifetime Income 2.0 with HA DB and Spousal Highest Daily Lifetime Income 2.0 with HA DB) that applies will be suspended for a two year period starting from the date that person first became Owner or Annuitant. This suspension would not apply if the ownership or annuitant change was the result of Spousal Continuation or death of the prior Owner or Annuitant. While the two year suspension is in effect, the Death Benefit amount will equal the Account Value. Thus, if you had elected an Optional Death benefit, Highest Daily Lifetime Income 2.0 with HA DB or Spousal Highest Daily Lifetime Income
 2.0 with HA DB, and the suspension were in effect, you would be paying the fee for the optional Death Benefit, Highest Daily Lifetime Income 2.0 with HA DB or Spousal Highest Daily Lifetime Income 2.0 with HA DB even though during the suspension period your Death Benefit would be limited to the Account Value. After the two-year suspension period is completed the Death Benefit is the same as if the suspension period had not been in force. See the section of the prospectus above generally with regard to changes of Owner or Annuitant that are allowable.

 With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.

 MINIMUM DEATH BENEFIT
 The Annuity provides a minimum Death Benefit at no additional charge. The amount of the minimum Death Benefit is equal to the greater of:
   . The sum of all Purchase Payments you have made since the Issue Date of the Annuity until the date of Due Proof of Death, reduced proportionally by the ratio of the amount of any withdrawal to the Account Value immediately prior to the withdrawal; and
   .   Your Account Value.

 OPTIONAL DEATH BENEFIT No longer available for election once Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit and Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit are available in New York
 One optional Death Benefit is offered for purchase with your Annuity to provide an enhanced level of protection for your Beneficiaries. No optional Death Benefit is available if your Annuity is held as a Beneficiary Annuity. The optional Death Benefit is called the Highest Anniversary Value Death Benefit. The Highest Anniversary Value Death Benefit is not available with the Highest Daily Lifetime Income 2.0 with HA DB or the Spousal Highest Daily Lifetime Income 2.0 with HA DB. If you purchase either Highest Daily Lifetime Income 2.0 or Spousal Highest Daily Lifetime Income 2.0 and withdrawals taken under either reduce your Account Value to zero, your optional Death Benefit will terminate. Investment restrictions may apply if you elect the optional Death Benefit. See the chart in the "Investment Options" section of the prospectus for a list of Investment Options available and permitted with the benefit. If subsequent to your election of the optional Death Benefit, we change our requirements as to how your Account Value must be allocated, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. We reserve the right to cease offering any optional Death Benefit.

 Key Terms Used with the Highest Anniversary Value Death:
   . The Death Benefit Target Date for the Highest Anniversary Value Death Benefit initially is the later of (a) the anniversary of the Issue Date coinciding with or next following the date the oldest Owner (or Annuitant, if the Annuity is entity-owned) reaches age 80 and (b) the fifth anniversary of the Issue Date of the Annuity. If there is a change of Owner (or Annuitant, if the Annuity is entity-owned) prior to the Death Benefit Target Date, then we will set the Death Benefit Target Date with reference to the age of the oldest new Owner (or Annuitant). However, we will not change the Death Benefit Target Date if the change of Owner (or Annuitant, for an entity-owned Annuity) occurs after the previous Death Benefit Target Date.
   . The Highest Anniversary Value on the Issue Date is equal to your Account Value. Thereafter, we calculate a Highest Anniversary Value on each anniversary of the Issue Date of the Annuity ("Annuity Anniversary") up to and including the earlier of the date of death or attainment of the Death Benefit Target Date. On each such anniversary, the Anniversary Value is equal to the greater of (a) the previous Highest Anniversary Value and (b) the Account Value on each such Anniversary. Between such anniversaries, the Highest Anniversary Value is increased by the sum of all Purchase Payments since the prior anniversary date and reduced by any Proportional Withdrawals since the prior anniversary date.
   . Proportional Withdrawals are determined by calculating the ratio of the amount of the withdrawal to the Account Value as of the date of the withdrawal but immediately prior to the withdrawal. Proportional withdrawals result in a reduction to the Highest Anniversary Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), then we will reduce your Highest Anniversary Value ($125,000) by 10%, or $12,500.

 Highest Anniversary Value Death Benefit ("HAV")
 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Anniversary Value Optional Death Benefit is elected. If an Annuity has joint Owners, the oldest Owner must be age 79 or less upon election. If an Annuity is owned by an entity, the Annuitant must be age 79 or less upon election.

 Calculation of Highest Anniversary Value Death Benefit
 If the decedent's date of death occurs before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the greater of the minimum Death Benefit described above, and
       2. the Highest Anniversary Value as of the date on which we receive Due Proof of Death.

 If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the minimum Death Benefit described above, and
       2. the Highest Anniversary Value on the Death Benefit Target Date, plus any Purchase Payments since the Death Benefit Target Date, less the effect of any Proportional Withdrawals since the Death Benefit Target Date.

 This Death Benefit may not be an appropriate feature where the oldest Owner's age (Annuitant if entity owned) is near age 80. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries before the Death Benefit Target Date is reached.

 What is the charge for the optional Death Benefit?
 For elections of the Highest Anniversary Value Death Benefit we impose a charge equal to 0.40% per year of the average daily net assets of the Sub-accounts. We deduct the charge for the benefit to compensate Pruco Life of New Jersey for providing increased insurance protection under the optional Death Benefit. The additional annualized charge is deducted daily against your Account Value allocated to the Sub-accounts.

 Can I terminate the optional Death Benefit?
 The Highest Anniversary Value Death Benefit may not be terminated by you once elected. This optional Death Benefit will terminate upon the first to occur of the following:
   . the date that the Death Benefit is determined, unless the Annuity is continued by a spouse Beneficiary;
   . upon your designation of a new Owner or Annuitant who, as of the effective date of the change, is older than the age at which we would then issue the Death Benefit (or if we do not then consent to continue the Death Benefit);
   .   upon the Annuity Date;
   .   upon surrender of the Annuity; or
   . if your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).

 Where an Annuity is structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the Annuity is required to be surrendered upon the death of the grantor if the grantor pre-deceases the Annuitant under
 Section 72(s) of the Code. Under this circumstance, the Account Value will be paid out to the Beneficiary and is not eligible for the Death Benefit provided under the Annuity.

 Upon termination, we cease to assess the fee for the optional Death Benefit.

 Spousal Continuation of Annuity
 Unless you designate a Beneficiary other than your spouse, upon the death of either spousal Owner, the surviving spouse may elect to continue ownership of the Annuity instead of taking the Death Benefit payment. The Account Value as of the date of Due Proof of Death will be equal to the Death Benefit that would have been payable. Any amount added to the Account Value will be allocated to the Sub-accounts (if you participate in an optional living benefit, such amount will not be directly added to any bond portfolio Sub-account used by the benefit, but may be reallocated by the pre-determined mathematical formula on the same day).

 Subsequent to spousal continuation, the minimum Death Benefit will be equal to the greater of:
   . The Account Value on the effective date of the spousal continuance, plus all Purchase Payments you have made since the spousal continuance until the date of Due Proof of Death, reduced proportionally by the ratio of the amount of any withdrawal to the Account Value immediately prior to the withdrawal; and
   .   The Account Value on Due Proof of Death of the assuming spouse.

 With respect to Highest Daily Lifetime Income 2.0 with HA DB and Spousal Highest Daily Lifetime Income 2.0 with HA DB:
   . If the Highest Annual Death Benefit is not payable upon the death of a Spousal Designated Life, and the Remaining Designated Life chooses to continue the Annuity, the benefit will remain in force unless we are instructed otherwise.
   . If a Death Benefit is not payable upon the death of a Spousal Designated Life (e.g., if the first of the Spousal Designated Lives to die is the Beneficiary but not an Owner), the benefit will remain in force unless we are instructed otherwise.

 Spousal continuation is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code ("Custodial Account") and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the Beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal advisor.

 Any Optional Death Benefit in effect at the time the first of the spouses dies will continue only if spousal assumption occurs prior to the Death Benefit Target Date and prior to the assuming spouse's 80/th/ birthday. If spousal assumption occurs after the Death Benefit Target Date (or the 80/th/ birthday of the assuming spouse), then any Optional Death Benefit will terminate as of the date of spousal assumption. In that event, the assuming spouse's Death Benefit will equal the basic Death Benefit.

 We allow a spouse to continue the Annuity even though he/she has reached or surpassed the Latest Annuity Date. However, upon such a spousal continuance, annuity payments would begin immediately.

 A surviving spouse's ability to continue ownership of the Annuity may be impacted by the Defense of Marriage Act (see "Managing Your Annuity - Spousal Designations"). Please consult your tax or legal advisor for more information about such impact in your state.

 PAYMENT OF DEATH BENEFITS

 Alternative Death Benefit Payment Options - Annuities owned by Individuals (not associated with Tax-Favored Plans)
 Except in the case of a spousal continuation as described above, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. In the event of the decedent's death before the Annuity Date, the Death Benefit must be distributed:
   .   within five (5) years of the date of death (the "5 Year Deadline"); or
   . as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death.

 If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline.

 If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed:
   .   as a lump sum payment; or
   . as a series of required distributions under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," unless you have made an election prior to Death Benefit proceeds becoming due.

 Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated Beneficiary and whether the Beneficiary is your surviving spouse.

   . If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death (the "Qualified 5 Year Deadline"), or as periodic payments not extending beyond the life expectancy of the designated Beneficiary (provided such payments begin by December 31/st/ of the year following the year of death). If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum by the Qualified 5 Year Deadline. However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death, or December 31/st/ of the year in which you would have reached age 70 1/2, whichever is later. Additionally, if the Death Benefit is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the Owner. If your Beneficiary elects to receive full distribution by the Qualified 5 Year Deadline, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31/st/ of the year including the six year anniversary date of death.
   . If you die before a designated Beneficiary is named and before the date Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out by the Qualified 5 Year Deadline. If the Beneficiary does not begin installments by December 31/st/ of the year following the year of death, we will require that the Beneficiary take the Death Benefit as a lump sum by the Qualified 5 Year Deadline. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31/st/ of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. For this distribution requirement also, 2009 shall not be included in the five year requirement period.
   . If you die before a designated Beneficiary is named and after the date Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31/st/ of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.

 A Beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules.

 Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the Death Benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

 The tax consequences to the Beneficiary may vary among the different Death Benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

 Beneficiary Continuation Option
 Instead of receiving the Death Benefit in a single payment, or under an Annuity Option, a Beneficiary may take the Death Benefit under an alternative Death Benefit payment option, as provided by the Code and described above under the sections entitled "Payment of Death Benefits" and "Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans." This "Beneficiary Continuation Option" is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and non-qualified Annuities. This option is different from the "Beneficiary Annuity because the Beneficiary Continuation Option is a death benefit payout option used explicitly for annuities issued by a Prudential affiliate.

 Under the Beneficiary Continuation Option:
   . The Beneficiary must apply at least $15,000 to the Beneficiary Continuation Option (thus, the Death Benefit amount payable to each Beneficiary must be at least $15,000).
   . The Annuity will be continued in the Owner's name, for the benefit of the Beneficiary.
   . Beginning on the date we receive an election by the Beneficiary to take the Death Benefit in a form other than a lump sum, the Beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the average assets allocated to the Sub-accounts. The charge is 1.00% per year.
   . Beginning on the date we receive an election by the Beneficiary to take the Death Benefit in a form other than a lump sum, the Beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account Value. The fee will only apply if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.
   . The initial Account Value will be equal to any Death Benefit (including any optional Death Benefit) that would have been payable to the Beneficiary if the Beneficiary had taken a lump sum distribution.
   . The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-accounts may not be available.
   . The Beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
   . No additional Purchase Payments can be applied to the Annuity. Multiple death benefits cannot be combined in a single Beneficiary Continuation Option.
   . The basic Death Benefit and any optional benefits elected by the Owner will no longer apply to the Beneficiary.
   . The Beneficiary can request a withdrawal of all or a portion of the Account Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the Beneficiary's withdrawal rights.
   . Upon the death of the Beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the Beneficiary (successor), unless the successor chooses to continue receiving payments through a Beneficiary Continuation Option established for the successor. However, the distributions will continue to be based on the Key Life of the Beneficiary Continuation Option the successor received the death benefit proceeds from.
   . If the Beneficiary elects to receive the death benefit proceeds under the Beneficiary Continuation Option, we must receive the election in Good Order at least 14 days prior to the first required distribution. If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.

 We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a Beneficiary under the Beneficiary Continuation Option.

                            VALUING YOUR INVESTMENT

 VALUING THE SUB-ACCOUNTS
 When you allocate Account Value to a Sub-account, you are purchasing Units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional benefits whose annualized charge is deducted daily, the additional charge for such benefits.

 Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section below entitled "Termination of Optional Benefits" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

 Example
 Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we redeem 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

 PROCESSING AND VALUING TRANSACTIONS
 Pruco Life of New Jersey is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. EST). Generally, financial transactions requested in Good Order before the close of the NYSE will be processed according to the value next determined following the close of regular trading on business. Financial transactions requested on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of regular trading on the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of regular trading on the NYSE will be used when valuing and processing transactions.

 The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders. Pruco Life of New Jersey will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
..   trading on the NYSE is restricted;
..   an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or
..   the SEC, by order, permits the suspension or postponement for the protection of security holders.

 If, pursuant to SEC rules, the AST Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the AST Money Market Sub-account until the Portfolio is liquidated.

 We have arrangements with certain selling firms, under which receipt by the firm in Good Order prior to our cut-off time on a given Valuation Day is treated as receipt by us on that Valuation Day for pricing purposes. Currently, we have such an arrangement with Citigroup Global Markets Inc. ("CGM"). We extend this pricing treatment to orders that you submit directly through CGM and to certain orders submitted through Morgan Stanley Smith Barney LLC ("MSSB") where CGM serves as clearing firm for MSSB. Your MSSB registered representative can tell you whether your order will be cleared through CGM. In addition, we currently have an arrangement with Merrill, Lynch, Pierce, Fenner & Smith, Inc. ("Merrill Lynch") under which transfer orders between Sub-accounts that are received in Good Order by Merrill Lynch prior to the NYSE close on a given Valuation Day will be priced by us as of that Valuation Day. The arrangements with CGM, MSSB, and Merrill Lynch may be terminated at any time or modified in certain circumstances.

 Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive the Purchase Payment in Good Order at our Service Office. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation

 Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue an Annuity within two (2) Valuation Days. With respect to your initial Purchase Payment that is pending investment in our separate account, we may hold the amount temporarily in a suspense account and may earn interest on such amount. You will not be credited with interest during that period.

 As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that until such time that the insurer is notified of the firm's principal approval and is provided with the application, or is notified of the firm principal's rejection, customer funds will be held by the insurer in a segregated bank account. In addition, the insurer must promptly return the customer's funds at the customer's request prior to the firm's principal approval or upon the firm's rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense account may be subject to our general creditors. Moreover, because the FINRA rule authorizing the use of such accounts is new, there may be uncertainty as to the segregation and treatment of such insurance company general account assets under applicable Federal and State laws.

 Additional Purchase Payments: We will apply any additional Purchase Payments on the Valuation Day that we receive the Purchase Payment at our Service Office in Good Order.

 Scheduled Transactions: Scheduled transactions include transfers under Dollar Cost Averaging, the Asset Allocation Program, Auto-Rebalancing, Systematic Withdrawals, Systematic Investments, Required Minimum Distributions, substantially equal periodic payments under section 72(t)/72(q) of the Code, and annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.

 Unscheduled Transactions: "Unscheduled" transactions include any other non-scheduled transfers and requests for partial withdrawals or Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner's signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and
 (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in Good Order, and will process the transaction in accordance with the discussion in "Processing And Valuing Transactions".

 Death Benefits: Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Service Office in Good Order all supporting documentation we require for such transactions.

 We are generally required by law to pay any death benefit claims from the Separate Account within 7 days of our receipt of your request in Good Order at our Service Office.

 Transactions in Profunds VP Sub-accounts: Generally, purchase or redemption orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current Valuation Day. However, any purchase order or transfer request involving the ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically through Prudential Annuities' Internet website (www.prudentialannuities.com). You cannot request a transaction (other than a redemption order) involving the transfer of Units in one of the ProFunds VP Sub-accounts between the applicable "cut-off" time and 4:00 p.m. Owners attempting to process a purchase order or transfer request between the applicable "cut-off" time and 4:00 p.m., are informed that their transactions cannot be processed as requested. We will not process the trade until we receive further instructions from you. However, Owners receiving the "cut-off" message may process a purchase order or transfer request up until 4:00 p.m. on that same day with respect to any other available investment option under their Annuity, other than ProFunds. Transactions received after 4:00 p.m. will be treated as received by us on the next Valuation Day.

 Termination of Optional Benefits: In general, if an optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. However, for the Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income or Highest Daily Lifetime 6 Plus suite of benefits, if the benefit terminates for any reason other than death or annuitization, we will deduct a final charge upon termination, based on the number of days since the charge for the benefit was most recently deducted. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different charge.

                              TAX CONSIDERATIONS

 The tax considerations associated with an Annuity vary depending on whether the contract is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to Purchase Payments below relate to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible IRA. The discussion includes a description of certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting comport with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your annuity is issued, we may offer certain spousal benefits to civil union couples, domestic partners or same-sex marriages. You should be aware, however, that federal tax law does not recognize civil union couples, domestic partners or marriage spouses of the same sex. Therefore, we cannot permit a same-sex civil union partner, domestic partner or spouse to continue the annuity within the meaning of the tax law upon the death of the first partner under the annuity's "spousal continuance" provision. Please note there may be federal tax consequences at the death of the first same-sex civil union partner, domestic partner or spouse. Civil union couples, domestic partners and spouses of the same sex should consider that limitation before selecting a spousal benefit under the annuity.

 The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for Nonqualified Annuity Contracts and Required Distributions Upon Your Death for Qualified Annuity Contracts in this Tax Considerations section.

 NONQUALIFIED ANNUITY CONTRACTS
 In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.

 Taxes Payable by You We believe the Annuity is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract. Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the contract are treated as a partial withdrawal from the contract and will be reported as such to the contract Owner.

 It is possible that the Internal Revenue Service (IRS) could assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for Owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.

 You must commence annuity payments or surrender your Annuity no later than the first day of the calendar month next following the maximum Annuity date for your Annuity. For some of our contracts, you are able to choose to defer the Annuity Date beyond the default Annuity date described in your Annuity. However, the IRS may not then consider your contract to be an annuity under the tax law.

 Taxes on Withdrawals and Surrender If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of Purchase Payments, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of Purchase Payments until all Purchase Payments have been returned. After all Purchase Payments are returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If you transfer your contract for less than full consideration, such as by gift, you will also trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

 If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the contract to income tax.

 Taxes on Annuity Payments A portion of each annuity payment you receive will be treated as a partial return of your Purchase Payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your Purchase Payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract. After the full amount of your Purchase Payments has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your Purchase Payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

 If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed purchase payments in the Annuity contract and the total value of the anticipated future payments until such time as all Purchase Payments have been recovered.

 Please refer to your Annuity contract for the maximum Annuity Date also described above.

 Partial Annuitization Effective January 1, 2011, an individual may partially annuitize their non-qualified annuity if the contract so permits. The Small Business Jobs Act of 2010 included a provision which allows for a portion of a non-qualified annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the contract is treated as a separate contract for purposes of determining taxability of the payments under IRC section 72. We do not currently permit partial annuitization.

 Medicare Tax on Net Investment Income The Patient Protection and Affordable Care Act, also known as the 2010 Health Care Act, included a new Medicare tax on investment income. This new tax, which is effective in 2013, assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of "modified adjusted gross income" over a threshold amount. The "threshold amount" is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,000 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the contract will be considered investment income for purposes of this surtax.

 Tax Penalty for Early Withdrawal from a Nonqualified Annuity Contract You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity contract before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled;
..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty);
    or
..   the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 Special Rules in Relation to Tax-free Exchanges Under Section 1035
 Section 1035 of the Code permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. In Revenue Procedure 2011-38, the IRS has indicated that, for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer. For partial exchanges that occurred prior to October 24, 2011, the provisions of Revenue Procedure 2008-24 will continue to apply if there is a surrender or distribution within 12 months of the date on which the partial exchange was completed. Under Revenue Procedure 2008-24, the transfer will retroactively be treated as a taxable distribution from the initial annuity contract and a contribution to the receiving annuity contract. Tax-free exchange treatment will be retained under certain circumstances if you are eligible for an exception to the 10% federal income tax penalty, other than the exceptions for substantially equal periodic payments or distributions under an immediate annuity. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

 If an Annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the contract first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.

 Taxes Payable by Beneficiaries
 The Death Benefit options are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the contract. The value of the Death Benefit, as determined under federal law, is also included in the Owner's estate for federal estate tax purposes. Generally, the same tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit
..   As a lump sum payment: the Beneficiary is taxed in the year of payment on gain in the contract.
..   Within 5 years of death of Owner: the Beneficiary is taxed as amounts are withdrawn (in this case gain is treated as being distributed first).
..   Under an annuity or annuity settlement option with distribution beginning within one year of the date of death of the Owner: the Beneficiary is taxed on each payment (part will be treated as gain and part as return of Purchase Payments).

 Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity owner when such contracts do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.

 Reporting and Withholding on Distributions Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (including resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless you provide us with a U.S. residential address.

 State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.

 Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

 Entity Owners
 Where a contract is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.

 Where a contract is issued to a Charitable Remainder Trust (CRT), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually. As there are charges for the living benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisors whether election of such living benefits violates their fiduciary duty to the remainder beneficiary.

 Where a contract is issued to a trust, and such trust is characterized as a grantor trust under the Code, such contract shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity. At this time, we will not issue an Annuity to grantor trusts with multiple grantors.

 At this time, we will not issue an Annuity to a grantor trust where the Grantor is not also the Annuitant. Where a previously issued contract was structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the contract is required to terminate upon the death of the grantor of the trust if the grantor pre-deceases the Annuitant under
 Section 72(s) of the Code. Under this circumstance, the contract value will be paid out to the Beneficiary and it is not eligible for the death benefit provided under the contract.

 Annuity Qualification
 Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of an Annuity must be diversified, according to certain rules under the Internal Revenue Code. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.

 An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.

 Required Distributions Upon Your Death for Nonqualified Annuity Contracts. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract. If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the contract must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). Your designated Beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the Owner. For Nonqualified annuity contracts owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for a contract held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

 Changes In Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract Owners and you will be given notice to the extent feasible under the circumstances.

 Qualified Annuity Contracts
 In general, as used in this prospectus, a Qualified Annuity is an Annuity contract with applicable endorsements for a tax-favored plan or a Nonqualified Annuity contract held by a tax-favored retirement plan.

 The following is a general discussion of the tax considerations for Qualified Annuity contracts. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this contract is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this contract.

 A Qualified annuity may typically be purchased for use in connection with:
   . Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;
   . Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;
   .   A corporate Pension or Profit-sharing plan (subject to 401(a) of the
       Code);
   .   H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);
   .   Tax Sheltered Annuities (subject to 403(b) of the Code, also known as
       Tax Deferred Annuities or TDAs);
   .   Section 457 plans (subject to 457 of the Code).

 A Nonqualified annuity may also be purchased by a 401(a) trust or custodial IRA or Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

 You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

 Types of Tax-favored Plans
 IRAs. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" and "Roth IRA Disclosure Statement" which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "Free Look" after making an initial contribution to the contract. During this time, you can cancel the Annuity by notifying us in writing, and we will refund all of the Purchase Payments under the Annuity (or, if provided by applicable state law, the amount credited under the Annuity, if greater), less any applicable federal and state income tax withholding.

 Contributions Limits/Rollovers. Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return without extension), or as a current year contribution. In 2012 the contribution limit is $5,000. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation.

 The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA. In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. Under the Worker, Retiree and Employer Recovery Act of 2008, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA for plan years beginning after December 31, 2009. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.

 Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
   . You, as Owner of the contract, must be the "Annuitant" under the contract (except in certain cases involving the division of property under a decree of divorce);
   .   Your rights as Owner are non-forfeitable;
   .   You cannot sell, assign or pledge the contract;
   . The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
   . The date on which required minimum distributions must begin cannot be later than April 1/st/ of the calendar year after the calendar year you turn age 70 1/2; and
   . Death and annuity payments must meet "required minimum distribution" rules described below.

 Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding a Nonqualified Annuity. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
   .   A 10% early withdrawal penalty described below;
   . Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
   .   Failure to take a required minimum distribution, also described below.

 SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:
..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $50,000 in 2012 ($49,000 in 2011) or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2012, this limit is $250,000 ($245,000 for 2011);
..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $17,000 in 2012 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2012. These amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same "Free Look" period, as you would have if you purchased the contract for a standard IRA.

 ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
   .   Contributions to a Roth IRA cannot be deducted from your gross income;
   . "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59 1/2; (b) after the Owner's death; (c) due to the Owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and
       (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
   . If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

 Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA.

 Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot "rollover" benefits from a traditional IRA to a Roth IRA.

 TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the annuity are nonforfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $17,000 in 2012. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2012. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:
   .   Your attainment of age 59 1/2;
   .   Your severance of employment;
   .   Your death;
   .   Your total and permanent disability; or
   . Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

 In any event, you must begin receiving distributions from your TDA by April 1/st/ of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another employer's TDA plan or mutual fund "custodial account" described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

 Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g, transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.

 Required Minimum Distributions and Payment Options If you hold the contract under an IRA (or other tax-favored plan), required minimum distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required minimum distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.

 You can use the Minimum Distribution option to satisfy the required minimum distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the required minimum distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the contract as of December 31 of the prior year, but is determined without regard to other contracts you may own.

 Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.

 Charitable IRA Distributions.
 The Pension Protection Act of 2006 included a charitable giving incentive permitting tax-free IRA distributions for charitable purposes. The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 extended this provision until the end of 2011. As of 2012, this provision expired and has not been extended. It is possible Congress will extend this provision retroactively to include some or all of 2012.

 For distributions in tax years beginning after 2005 and before 2012, the Act provides an exclusion from gross income, up to $100,000 for otherwise taxable IRA distributions from a traditional or Roth IRA that are qualified charitable distributions. To constitute a qualified charitable distribution, the distribution must be made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 1/2. Distributions that are excluded from income under this provision are not taken into account in determining the individual's deductions, if any, for charitable contributions.

 The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements for the new income tax exclusion added by the Pension Protection Act. As a result the general rules for reporting IRA distributions apply.

 Required Distributions Upon Your Death for Qualified Annuity Contracts
 Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the contract and receive required minimum distributions under the contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse.

   . If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, whichever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse as sole primary beneficiary, the contract may be continued with your spouse as the Owner.
   . If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement. For this distribution requirement also, 2009 shall not be included in the five year requirement period.

   . If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

 A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in a Qualified Annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

 Tax Penalty for Early Withdrawals from Qualified Annuity Contracts
 You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
   .   the amount is paid on or after you reach age 59 1/2 or die;
   .   the amount received is attributable to your becoming disabled; or
   . generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments or additional contributions to the contract during that time period will result in retroactive application of the 10% tax penalty.)

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 Withholding
 We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned contracts or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
   . For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions
   . If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and
   .   For all other distributions, we will withhold at a 10% rate.

 We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

 ERISA Requirements
 ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuity.

 Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

 Please consult with your tax advisor if you have any questions about ERISA and these disclosure requirements.

 Spousal Consent Rules for Retirement Plans - Qualified Contracts If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

 Defined Benefit Plans and Money Purchase Pension Plans.
 If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

 Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

 IRAs, non-ERISA 403(b) Annuities, and 457 Plans.
 Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.

 Gifts and Generation-skipping Transfers
 If you transfer your contract to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

 Additional Information
 For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.

 Company Income Taxes
 We will pay company income taxes on the taxable corporate earnings created by this Annuity. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Annuity. We will periodically review the issue of charging for these taxes, and we may charge for these taxes in the future.

 In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. We do not pass these tax benefits through to holders of the Separate Account annuity contracts because (i) the contract Owners are not the Owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Annuity.

                               OTHER INFORMATION

 PRUCO LIFE OF NEW JERSEY AND THE SEPARATE ACCOUNT

 Pruco Life of New Jersey. Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey) is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York, and accordingly is subject to the laws of each of those states. Pruco Life of New Jersey is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life of New Jersey has any legal responsibility to pay amounts that it owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Protected Withdrawal Value for Highest Daily Lifetime Income 2.0) exceeds your current Account Value, you would rely solely on the ability of Pruco Life of New Jersey to make payments under the benefit out of its own assets. As Pruco Life of New Jersey's ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life of New Jersey.

 Pruco Life of New Jersey incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or
 Section 15(d) of the Securities Exchange Act of 1934 (Exchange Act) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by Pruco Life of New Jersey pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Pruco Life of New Jersey will provide to each person, including any beneficial Owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life of New Jersey Insurance Company, One Corporate Drive, Shelton, CT 06484 or by calling 800-752-6342. Pruco Life of New Jersey files periodic reports as required under the Exchange Act. The public may read and copy any materials that Pruco Life of New Jersey files with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov). Our internet address is http://www.prudentialannuities.com.

 Pruco Life of New Jersey conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed "service providers" or "administrators" under the Investment Company Act of 1940. The entities engaged by Pruco Life of New Jersey may change over time. As of December 31, 2011, non-affiliated entities that could be deemed service providers to Pruco Life of New Jersey and/or another insurer within the Prudential Annuities business unit consisted of the following:
 Alliance-One Services Inc. (administration of variable life policies) located at 55 Hartland Street, East Hartford CT 06108, Ascensus (qualified plan administrator) located at 200 Dryden Road, Dresher, PA 19025, Alerus Retirement Solutions (qualified plan administrator) ,State Street Financial Center One, Lincoln Street, Boston, MA 02111, Aprimo (fulfillment of marketing materials), 510 East 96/th/ Street, Suite 300, Indianapolis, IN 46240, Aplifi (order entry systems provider) located at 555 SW 12th Ave, Suite 202, Pompano Beach, FL 33069, Broadridge Investor Communication Solutions, Inc. (proxy tabulation services), 51 Mercedes Way, Edgewood, NY 11717, Consona (maintenance and storage of administrative documents), 333 Allegheny Avenue, Suite 301 North, Oakmont, PA 15139-2066, Depository Trust & Clearing Corporation (clearing and settlement services), 55 Water Street, 26/th/ Floor, New York, NY 10041, DG3 North America, Inc. (proxy and prospectus printing and mailing services), 100 Burma Road, Jersey City, NJ 07305, DST Systems, Inc. (clearing and settlement services), 4900 Main, 7/th/ Floor, Kansas City, MO 64112, EBIX, Inc. (order-entry system), 5 Concourse Parkway, Suite 3200, Atlanta, GA 30328, ExlService Holdings, Inc., (administration of annuity contracts), 350 Park Avenue, 10th Floor, New York, NY 10022, Diversified Information Technologies Inc. (records management), 123 Wyoming Avenue, Scranton, PA 18503, Fiserv (composition, printing and mailing of confirmation and quarterly statements), 881 Main Street, Manchester, CT 06040, Fosdick Fulfillment Corp. (fulfillment of prospectuses and marketing materials), 26 Barnes Industrial Park Road, North Wallingford, CT 06492, Insurance Technologies (annuity illustrations), 38120 Amrhein Ave., Livonia, MI 48150, Morningstar Associates LLC (asset allocation recommendations) , 225 West Wacker Drive Chicago, IL 60606, National Financial Services (clearing and settlement services), NEPS, LLC (composition, printing, and mailing of contracts and benefit documents), 12 Manor Parkway, Salem, NJ 03079, Pershing LLC (order-entry systems provider), One Pershing Plaza, Jersey City, NJ 07399, RR Donnelley Receivables, Inc. (printing annual reports and prospectuses), 111 South Wacker Drive, Chicago, IL 60606-4301, Skywire Software (composition, printing, and mailing of contracts and benefit documents), 150 Post Street, Suite 500, San Francisco, CA 94108, VG Reed & Sons, Inc. (printing and fulfillment of annual reports), 1002 South 12th Street, Louisville, KY 40210, William B. Meyer (printing and fulfillment of prospectuses and marketing materials), 255 Long Beach Boulevard, Stratford, CT 06615, Right Now Technologies (business information repository), 136 Enterprise Blvd, Bozeman, MT 59718, The Harty Press (print vendor for client communications), 25 James Street, New Haven, CT 06513.

 The Separate Account. We have established a Separate Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the variable annuity contracts. The Separate Account was established under New Jersey law on May 20, 1996, and is registered with the SEC under the Investment Company

 Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life of New Jersey and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account are, in accordance with the Annuity, credited to or charged against the Separate Account without regard to other income, gains, or losses of Pruco Life of New Jersey. The obligations under the Annuities are those of Pruco Life of New Jersey, which is the issuer of the Annuities and the depositor of the Separate Account. More detailed information about Pruco Life of New Jersey, including its audited consolidated financial statements, is provided in the Statement of Additional Information.

 We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion. We may also close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates. We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with guidance provided by the SEC or its staff (or after obtaining an order from the SEC, if required). We reserve the right to substitute underlying portfolios, as allowed by applicable law. If we make a fund substitution or change, we may change the Annuity contract to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.

 If you are enrolled in a Dollar Cost Averaging, Automatic Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.

 Service Fees Payable to Pruco Life of New Jersey
 Pruco Life of New Jersey and/or our affiliates receive substantial and varying administrative service payments, Rule 12b-1 fees, and "revenue sharing" payments from certain underlying Portfolios or related parties. Rule 12b-1 fees compensate our affiliated principal underwriter for distribution, marketing, and/or servicing functions. Administrative services payments compensate us for providing administrative services with respect to Annuity Owners invested indirectly in the Portfolio, which include duties such as recordkeeping shareholder services, and the mailing of periodic reports. We receive administrative services fees with respect to both affiliated underlying Portfolios and unaffiliated underlying Portfolios. The administrative services fees we receive from affiliates originate from the assets of the affiliated Portfolio itself and/or the assets of the Portfolio's investment advisor. In recognition of the administrative services provided by the relevant affiliated insurance companies, the investment advisors to certain affiliated Portfolios also make "revenue sharing" payments to such affiliated insurance companies. In any case, the existence of these payments tends to increase the overall cost of investing in the Portfolio. In addition, because these payments are made to us, allocations you make to these affiliated underlying Portfolios benefit us financially.

 We collect these payments and fees under agreements between us and a Portfolio's principal underwriter, transfer agent, investment advisor and/or other entities related to the Portfolio.

 The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform. Thus, the payments we collect may be greater or smaller, based on the Portfolios that you select. In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Portfolio on the "menu" of Portfolios that we offer through the Annuity. Please see the table entitled "Underlying Mutual Fund Portfolio Annual Expenses" for a listing of the Portfolios that pay a 12b-1 fee.

 With respect to administrative services fees, the maximum fee (as of December 31, 2011) that we receive is equal to 0.40% of the average assets allocated to the Portfolio(s) under the Annuity. We expect to make a profit on these fees.

 In addition, an investment advisor, sub-advisor or distributor of the underlying Portfolios may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contract, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the advisor, sub-advisor, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the advisor's, sub-advisor's or distributor's participation. These payments or reimbursements may not be offered by all advisors, sub-advisors, or distributors, and the amounts of such payments may vary between and among each advisor, sub-advisor, and distributor depending on their respective participation.

 During 2011, with regard to amounts that were paid under these kinds of arrangements described immediately above, the amounts ranged from approximately $125 to approximately $789,756. These amounts may have been paid to one or more Prudential-affiliated insurers issuing individual variable annuities.

 LEGAL STRUCTURE OF THE UNDERLYING FUNDS
 Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act of 1940. Shares of the underlying mutual fund Portfolios are sold to Separate Accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

 Voting Rights
 We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also "mirror vote" shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given mutual fund held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting", it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.

 Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, AST Investment Services, Inc. and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by AST Investment Services, Inc., Prudential Investments LLC and the Trustees. The exemption does not apply to the AST Franklin Templeton Founding Funds Allocation Portfolio; shareholder approval of new subadvisory agreements for this Portfolio only is required. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.

 Material Conflicts
 It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective Separate Accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between Owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between Owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

 Confirmations, Statements, and Reports
 We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means, including diskettes or CD ROMs. We generally send a confirmation statement to you each time a financial transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, systematic withdrawals (including 72(t)/72(q) payments and Required Minimum Distributions), electronic funds transfer, Dollar

 Cost Averaging, auto rebalancing, and the Custom Portfolios Program in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports or copies of reports previously sent. We reserve the right to charge $50 for each such additional or previously sent report, but may waive that charge in the future. We will also send an annual report and a semi-annual report containing applicable financial statements for the portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

 DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE OF NEW JERSEY
 Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuity offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products. PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with broker/dealers who are registered under the Exchange Act and with entities that may offer the Annuity but are exempt from registration (firms). Applications for the Annuity are solicited by registered representatives of those firms. In addition, PAD may offer the Annuity directly to potential purchasers.

 Under the selling agreements, commissions may be paid to firms on sales of the Annuity according to one or more schedules. The registered representative will receive all or a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 2.0% for the Advisor Series. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account. Compensation varies by Annuity product, and such differing compensation could be a factor in which Annuity a Financial Professional recommends to you.

 In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker/dealers firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval and preferred programs to PAD. We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by the FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of training and due diligence events). These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

 This Annuity will be offered on a fee-based variable annuity platform offered by LPL Financial LLC ("LPL") through LPL's Strategic Asset Management advisory program. In connection with that platform, LPL entered into agreements with several variable annuity issuers, including Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, under which such insurers agreed to make upfront and ongoing contributions to defray the technology and systems costs associated with the operation and maintenance of LPL's platform. LPL in turn agreed, through January 2013, to limit the variable annuities offered through its platform to those issued by such insurers. Because LPL benefited from the contributions from such annuity insurers, there may be a conflict between LPL's financial interest and its ability to use strictly objective factors to select and/or retain variable annuities available on the platform. However, LPL does not guarantee that such insurers' variable annuities actually will be used in any client account.

 The list below identifies three general types of payments that PAD pays which are broadly defined as follows:

   . Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total assets, subject to certain criteria in certain Pruco Life of New Jersey products.
   . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as Purchase Payments under Pruco Life of New Jersey annuity products sold through the firm (or its affiliated broker-dealers).
   . Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their registered representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments periodically during the relationship for systems, operational and other support.

 The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2011) received payment with respect to our annuity business generally during 2011 (or as to which a payment amount was accrued during 2011). The firms listed below include those receiving payments in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. During 2011, the least amount paid, and greatest amount paid, were $19.35 and $6,443,077.91, respectively. This Annuity also is distributed by other selling firms that previously were appointed only with our affiliate Prudential Annuities Life Assurance Corporation ("PALAC"). Such other selling firms may have received compensation similar to the types discussed above with respect to their sale of PALAC annuities. In addition, such other selling firms may, on a going forward basis, receive substantial compensation that is not reflected in this 2011 retrospective depiction.

 Name of Firm:

  1/st/ Global Capital Corp.                  Cambridge Investment Research, Inc.       Equity Services, Inc.
  1934 Group                                  Cambridge Legacy Securities, LLC          ESSEX FINANCIAL SERVICES,
  Aaron Industries                            Cantella & Co., Inc.                      INC.
  Advantage Fire Sprinkler Co.                CAPE SECURITIES, INC.                     Evergreen Consulting
  Aegon Transamerica                          Capital Advisors                          Federated Investors
  A.G. Edwards & Sons, Inc.                   Capital Analysts                          Fidelity Investments
  Afore ING                                   Capital Financial Services, Inc.          Fifth Third Securities, Inc.
  AIG Financial Advisors Inc                  CAPITAL GROWTH RESOURCES                  FINANCIAL ADVISERS OF
  Allen & Company of Florida, Inc.            Capital Guardian                          AMERICA LLC
  Alliance Bernstein L.P.                     Capital Investment Group, Inc.            Financial Network Investment
  Allstate Financial Srvcs, LLC               Capital One Investment Services, LLC      Financial Planning Consultants
  American Century                            Capital Securities Management             Financial Security Management, Inc.
  American Independent Marketing              Castner Josephs Retirement Group          Financial Telesis Inc.
  AMERICAN PORTFOLIO FIN SVCS                 CBIZ                                      Financial West Group
  INC                                         CCF Investments, Inc.                     Fintegra, LLC
  Ameriprise Financial, Inc. Total            Centaurus Financial, Inc.                 First Allied Securities Inc
  Ameritas Investment Corp.                   CFD Investments, Inc.                     First American Insurance Underwriters
  ANCHOR BAY SECURITIES, LLC                  Charter One Bank (Cleveland)              (FAIU)
  ARETE WEALTH MANAGEMENT                     Chase Investment Services                 First Brokerage America, LLC
  Arlington Securities, Inc.                  Citigroup Global Markets Inc.             FIRST CITIZENS INVESTOR
  Arque Capital, Ltd.                         Citizens Bank and Trust Company           SERVICES INC
  ARVEST ASSET MANAGEMENT                     Clairmont Oaks                            First Financial Equity Corp.
  ASKAR CORPORATION                           CLS Investments                           First Heartland Capital, Inc.
  AUSDAL FINANCIAL PARTNERS,                  COMERICA SECURITIES, INC.                 First Merit Investments
  INC.                                        Commonwealth Financial Network            First Southeast Investor Services
  AXA Advisors, LLC                           Compak Securities                         First State Financial Management
  BancorpSouth Investment Services, Inc.      Compass Bank Wealth Management            First Tennessee Brokerage, Inc
  Banc of America Invest.Svs(SO)              Group                                     First Trust Portfolios L.P.
  BBVA Compass Investment Solutions,          Crescent Securities Group                 First Western Advisors
  Inc.                                        Crown Capital Securities, L.P.            Florida Investment Advisers
  Ballew Investments                          CUNA Brokerage Svcs, Inc.                 Foothill Securities, Inc.
  Bank of the West                            CUSO Financial Services, L.P.             Forrester Research
  Battery Ventures                            D.A. Davidson                             Fortune Financial Services, Inc.
  BB&T Investment Services, Inc.              David A. Noyes & Company                  Franklin Templeton
  BCG Companies                               Delta Equity                              FROST BROKERAGE SERVICES
  BCG Securities, Inc.                        Dempsey Lord Smith, LLC                   FSC Securities Corp.
  Beaconsfield Financial Services             Deutsche Bank                             G.A. Repple & Company
  Berthel Fisher & Company                    DeWaay Financial Network, LLC             GATX Southern Star Agency
  BlackRock Financial Management Inc.         Eaton Vance                               Garden State Securities, Inc.
  Broker Dealer Financial Services            EDI Financial                             Gary Goldberg & Co., Inc.
  Brookstone Financial Services               Edward Jones & Co.                        Geneos Wealth Management, Inc.
  Brown Builders                              ELLIOTT DAVIS BROKERAGE                   Genworth Financial Securities
  Cadaret, Grant & Co., Inc.                  SERVICES, LLC                             Corporation
  Calton & Associates, Inc.                   Equitrust                                 Girard Securities, Inc.

  Golden Years Advisors                       Lincoln Financial Securities             Questar Capital Corporation
  Goldman Sachs & Co.                         Corporation                              Raymond James & Associates
  Great American Advisors, Inc.               Lincoln Investment Planning              Raymond James Financial Svcs
  Great American Investors, Inc.              Lord Abbett                              RBC CAPITAL MARKETS
  GWN Securities, Inc.                        LPL Financial Corporation                CORPORATION
  H. Beck, Inc.                               LSG Financial Services                   Resource Horizons Group
  HBW SECURITIES LLC                          M3 Insurance Solutions, Inc.             Ridgeway & Conger, Inc.
  HD Associates                               M Holdings Securities, Inc               RNR Securities, LLC
  H.D. Vest Investment                        Main Street Securities, LLC              Robert W. Baird & Co., Inc.
  Hantz Financial Services,Inc.               Mason Wells                              Royal Alliance Associates
  HARBOR FINANCIAL SERVICES                   Merrill Lynch, P,F,S                     Royal Bank of Scotland
  LLC                                         Merritt Wealth Strategies                Sagemark Consulting
  Harbour Investments, Inc.                   MetLife                                  SAGEPOINT FINANCIAL, INC.
  Harmon Dennis Bradshaw                      MFS                                      Sage Rutty & Co., Inc.
  Hartford Life Insurance Company             Michigan Securities, Inc.                Sammons Securities Co., LLC
  Harvest Capital, LLC                        Mid-Atlantic Capital Corp.               Sanders Morris Harris Inc.
  Hazard & Siegel, Inc.                       Milkie Ferguson Investments              SAUNDERS RETIREMENT
  Heim, Young & Associates, Inc.              MML Investors Services, Inc.             ADVISORS INC
  Horizon Investments                         Money Concepts Capital Corp.             SCF Securities, Inc.
  Hornor, Townsend & Kent, Inc.               Montgomery Agency                        Schroders Investment Management
  HSBC                                        Morgan Keegan & Company                  Scott & Stringfellow, Inc.
  Huntleigh Securities                        Morgan Stanley Smith Barney              Seacoast Capital
  ICC                                         MTL Equity Products, Inc.                Securian Financial Svcs, Inc.
  IMS Securities                              Multi Financial Securities Crp           Securities America, Inc.
  Independent Financial Grp, LLC              National Planning Corporation            Securities Service Network
  IFS (Industry Fund Services)                National Securities Corp.                Sigma Financial Corporation
  Impact Speakers                             Nationwide Securities, LLC               Signator Investors, Inc.
  Infinex Investments, Inc.                   Navigator Financial                      SII Investments, Inc.
  ING Financial Partners, LLC                 Neuberger Berman                         Silver Oaks Securities
  Institutional Securities Corp.              New Alliance Bank                        SMH Capital, Inc.
  INTERCAROLINA FINANCIAL                     New England Securities Corp.             Southwest Securities, Inc.
  SERVICES, INC.                              New York Life                            SPIRE SECURITIES LLC
  Intersecurities, Inc                        Newbridge Securities Corp.               STERLING MONROE SECURITIES
  Intervest International Equities Corp.      Newport Coast Securities                 LLC
  Invest Financial Corporation                Next Financial Group, Inc.               Sterne Agee Financial Services, Inc.
  Investacorp                                 NFP Securities, Inc.                     Stifel Nicolaus & Co.
  Investment Centers of America               North Ridge Securities Corp.             STRATEGIC FIN ALLIANCE INC
  Investment Professionals                    NPB Financial Group, LLC                 Summit Brokerage Services, Inc
  Investors Capital Corporation               OneAmerica Securities, Inc.              Summit Equities, Inc.
  Investors Security Co, Inc.                 One Resource Group                       Summit Financial
  ISG Equity Sales                            OPPENHEIMER & CO, INC.                   Sunset Financial Services, Inc
  JHS Capital                                 Pacific West Securities, Inc.            SunTrust Investment Services, Inc.
  J.J.B. Hilliard Lyons, Inc.                 Packerland Brokerage Services, Inc.      SWBC Investment Services
  J.P. Morgan                                 Park Avenue Securities, LLC              SWS Financial Services, Inc
  J.P. Turner & Company, LLC                  Paulson Investment Co., Inc.             SYMETRA INVESTMENT
  J.W. Cole Financial, Inc.                   PIMCO                                    SERVICES INC
  Jack Cramer & Associates                    PlanMember Securities Corp.              Syndicated
  Janney Montgomery Scott, LLC.               PNC Investments, LLC                     T. Rowe Price Group, Inc.
  Jennison Associates, LLC                    Presidential Brokerage, Inc.             TFS Securities, Inc.
  John Hancock                                Prime Capital Services, Inc.             The Capital Group Securities, Inc.
  Key Bank                                    PRIMEVEST FINANCIAL                      The Investment Center
  KEY INVESTMENT SERVICES LLC                 SERVICES                                 The O.N. Equity Sales Co.
  Klosterman Baking                           Principal Financial Group                The Prudential Insurance Company of
  KMS Financial Services, Inc.                Princor Financial Services Corp.         America
  Kovack Securities, Inc.                     Private Client Services, LLC             The Wharton School
  LaSalle St. Securities, LLC                 ProEquities                              Tower Square Securities, Inc.
  Leaders Group Inc.                          Prospera Financial Services, Inc.        TransAmerica Financial Advisors, Inc.
  Legend Equities Corporation                 Pruco Securities, LLC                    Triad Advisors, Inc.
  Legg Mason                                  Purshe Kaplan Sterling Investments       Trustmont Financial Group, Inc.
  Leigh Baldwin & Company, LLC                QA3 Financial Corp.                      UBS Financial Services, Inc.
  Lincoln Financial Advisors                  Quest Financial Services                 UNIONBANC INVESTMENT SERV,
                                                                                       LLC

  United Planners Fin. Serv.          WADDELL & REED INC.                 WFG Investments, Inc.
  USA Financial Securities Corp.      Wall Street Financial Group         Wilbanks Securities, Inc.
  US Bank                             Walnut Street Securities, Inc.      Williams Financial Group
  UVEST Fin'l Srvcs Group, Inc.       WAYNE HUMMER INVESTMENTS            Woodbury Financial Services
  VALIC Financial Advisors, Inc       LLC                                 Woodstock Financial
  Valmark Securities, Inc.            Wedbush Morgan Securities           Workman Securities Corporation
  Veritrust Financial LLC             Wells Fargo Advisors LLC            World Equity Group, Inc.
  VFinance Investments                WELLS FARGO ADVISORS LLC -          World Group Securities, Inc.
  VSR Financial Services, Inc.        WEALTH                              WRP Investments, Inc

 You should note that firms and individual registered representatives and branch managers with some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuity than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon request.

 This Annuity is sold through firms that are unaffiliated with us, and also is sold through an affiliated firm called Pruco Securities, LLC. Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuities and variable life insurance (among other products) through its registered representatives. Pruco Securities, LLC also serves as principal underwriter of certain variable life insurance contracts issued by subsidiary insurers of Prudential Financial.

 FINANCIAL STATEMENTS
 The financial statements of the Separate Account and Pruco Life of New Jersey are included in the Statement of Additional Information.

 INDEMNIFICATION
 Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

 LEGAL PROCEEDINGS
 We are subject to legal and regulatory actions in the ordinary course of our business. Our pending legal and regulatory actions may include proceedings specific to us and proceedings generally applicable to business practices in the industry in which we operate. We are subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. We are subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that we made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. We may be a defendant in, or be contractually responsible to third parties for, class action lawsuits and individual litigation arising from our operations, including claims for breach of contract. We are also subject to litigation arising out of our general business activities, such as our investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to us and our products. In addition, we, along with other participants in the businesses in which we engage, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of our pending legal and regulatory actions, parties may seek large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

 In January 2012, a qui tam action on behalf of the State of Illinois, Total Asset Recovery Services v. Met Life Inc, et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Holdings, LLC, filed in the Circuit Court of Cook County, Illinois, was served on Pruco Life of New Jersey. The complaint alleges that Pruco Life of New Jersey failed to escheat life insurance proceeds to the State of Illinois in violation of the Illinois False Claims Whistleblower Reward and Protection Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In March 2012, a qui tam action on behalf of the State of Minnesota, Total Asset Recovery v. MetLife Inc., et al., Prudential Financial Inc., The Prudential Insurance Company of America and Prudential Holdings, Inc., filed in the Fourth Judicial District, Hennepin County, in the State of Minnesota was served on Pruco Life of New Jersey. The complaint alleges that Pruco Life of New Jersey failed to escheat life insurance proceeds to the State of Minnesota in violation of the Minnesota False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs.

 In January 2012, a Global Resolution Agreement entered into by Pruco Life of New Jersey and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contract holders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by Pruco Life of New Jersey to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires Pruco Life of New Jersey to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in:
 (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in Pruco Life of New Jersey's practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

 Pruco Life of New Jersey is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York Department of Insurance ("NYDOI") has requested that 172 life insurers (including Pruco Life of New Jersey) provide data to the NYDOI regarding use of the SSMDF. The New York Office of Unclaimed Funds recently notified Pruco Life of New Jersey that it intends to conduct an audit of Pruco Life of New Jersey's compliance with New York's unclaimed property laws. The Minnesota Attorney General has also requested information regarding Pruco Life of New Jersey's use of the SSMDF and its claim handling procedures and Pruco Life of New Jersey is one of several companies subpoenaed by the Minnesota Department of Commerce, Insurance Division. In February 2012, the Massachusetts Office of the Attorney General requested information regarding Pruco Life of New Jersey's unclaimed property procedures.

 In July 2010, Pruco Life of New Jersey, along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General's Office in connection with its investigation into industry practices relating to the use of retained asset accounts. In August 2010, Pruco Life of New Jersey received a similar request for information from the State of Connecticut Attorney General's Office. Pruco Life of New Jersey is cooperating with these investigations. Pruco Life of New Jersey has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts. These matters may result in additional investigations, information requests, claims, hearings, litigation, adverse publicity and potential changes to business practices.

 Pruco Life of New Jersey's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Pruco Life of New Jersey's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life of New Jersey's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life of New Jersey's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life of New Jersey's financial position.

 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
 The following are the contents of the Statement of Additional Information:
   .   Company
   .   Experts
   .   Principal Underwriter
   .   Payments Made to Promote Sale of Our Products
   .   Determination of Accumulation Unit Values
   .   Financial Statements

 HOW TO CONTACT US
 You can contact us by:
   . calling our Customer Service Team at 1-888-PRU-2888 during our normal business hours,
   . writing to us via regular mail at Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19176. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
   . writing to us via overnight mail, certified, or registered mail delivery at the Prudential Annuity Service Center, 2101 Welsh Road, Dresher, PA 19025.
   . accessing information about your Annuity through our Internet Website at www.prudentialannuities.com.

 You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

 Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

 Pruco Life of New Jersey does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life of New Jersey reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

                     APPENDIX A - ACCUMULATION UNIT VALUES

 As we have indicated throughout this prospectus, the Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique Unit value corresponding to each combination of such contract features.

 Here, we set forth the historical Unit values corresponding to the lowest charge level and the highest charge level. In the Statement of Additional Information, which is available free of charge, we set forth Unit values corresponding to the remaining charge levels.

                       PREMIER RETIREMENT ADVISOR SERIES
                   Pruco Life Insurance Company of New Jersey
                                   Prospectus

           ACCUMULATION UNIT VALUES: Basic Death Benefit Only (0.55%)

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
    03/15/2010 to 12/31/2010                              $9.96884        $10.91855          14,187
    01/01/2011 to 12/31/2011                             $10.91855        $10.56970          27,756
----------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    03/15/2010 to 12/31/2010                              $9.97953        $11.02556          13,053
    01/01/2011 to 12/31/2011                             $11.02556        $10.97730          18,597
----------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    03/15/2010 to 12/31/2010                             $10.00806        $10.91933               0
    01/01/2011 to 12/31/2011                             $10.91933        $11.24716               0
----------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
    03/15/2010 to 12/31/2010                              $9.98980        $10.87633               0
    01/01/2011 to 12/31/2011                             $10.87633        $10.68503          12,586
----------------------------------------------------------------------------------------------------------
AST BlackRock Global Strategies Portfolio
    05/02/2011* to 12/31/2011                             $9.99955         $9.23573               0
----------------------------------------------------------------------------------------------------------
AST BlackRock Value Portfolio
 formerly, AST Value Portfolio
    03/15/2010 to 12/31/2010                              $9.98716        $10.79198               0
    01/01/2011 to 12/31/2011                             $10.79198        $10.67985             526
----------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    03/15/2010 to 12/31/2010                              $9.97871        $10.95793               0
    01/01/2011 to 12/31/2011                             $10.95793        $10.63313           5,235
----------------------------------------------------------------------------------------------------------
AST CLS Growth Asset Allocation Portfolio
    03/15/2010 to 12/31/2010                              $9.97880        $11.10021           1,014
    01/01/2011 to 12/31/2011                             $11.10021        $10.77548           4,995
----------------------------------------------------------------------------------------------------------
AST CLS Moderate Asset Allocation Portfolio
    03/15/2010 to 12/31/2010                              $9.98861        $10.91062               0
    01/01/2011 to 12/31/2011                             $10.91062        $10.65343           3,019
----------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    03/15/2010 to 12/31/2010                              $9.96094        $11.92152               0
    01/01/2011 to 12/31/2011                             $11.92152        $12.63728               0
----------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    03/15/2010 to 12/31/2010                              $9.97288        $12.29839               0
    01/01/2011 to 12/31/2011                             $12.29839        $10.62720               0
----------------------------------------------------------------------------------------------------------
AST FI Pyramis(R) Asset Allocation Portfolio
    03/15/2010 to 12/31/2010                              $9.99955        $11.00678             631
    01/01/2011 to 12/31/2011                             $11.00678        $10.67564           4,781

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    03/15/2010 to 12/31/2010                                 $9.97702        $11.14198               0
    01/01/2011 to 12/31/2011                                $11.14198        $10.91397               0
-------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    03/15/2010 to 12/31/2010                                 $9.96454        $11.64166             888
    01/01/2011 to 12/31/2011                                $11.64166        $10.85814           4,805
-------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
    03/15/2010 to 12/31/2010                                 $9.97122        $11.67844               0
    01/01/2011 to 12/31/2011                                $11.67844        $11.02904               0
-------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    03/15/2010 to 12/31/2010                                $10.01955        $10.90526               0
    01/01/2011 to 12/31/2011                                $10.90526        $10.41616               0
-------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Large-Cap Value Portfolio
 formerly, AST AllianceBernstein Growth & Income
 Portfolio
    03/15/2010 to 12/31/2010                                 $9.99279        $10.88945               0
    01/01/2011 to 12/31/2011                                $10.88945        $10.23189               0
-------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    03/15/2010 to 12/31/2010                                $10.02087        $11.54780               0
    01/01/2011 to 12/31/2011                                $11.54780        $11.14234             877
-------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
    03/15/2010 to 12/31/2010                                 $9.96618        $11.62367             890
    01/01/2011 to 12/31/2011                                $11.62367        $11.71028           1,032
-------------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    03/15/2010 to 12/31/2010                                 $9.98552        $10.88751               0
    01/01/2011 to 12/31/2011                                $10.88751        $11.17117               0
-------------------------------------------------------------------------------------------------------------
AST Horizon Growth Asset Allocation Portfolio
    03/15/2010 to 12/31/2010                                 $9.97778        $10.99818               0
    01/01/2011 to 12/31/2011                                $10.99818        $10.87544           4,151
-------------------------------------------------------------------------------------------------------------
AST Horizon Moderate Asset Allocation Portfolio
    03/15/2010 to 12/31/2010                                 $9.98929        $10.82536               0
    01/01/2011 to 12/31/2011                                $10.82536        $10.71118           3,295
-------------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    03/15/2010 to 12/31/2010                                 $9.93038        $11.38764               0
    01/01/2011 to 12/31/2011                                $11.38764         $9.86148               0
-------------------------------------------------------------------------------------------------------------
AST International Value Portfolio
    03/15/2010 to 12/31/2010                                 $9.93025        $10.92098               0
    01/01/2011 to 12/31/2011                                $10.92098         $9.49800               0
-------------------------------------------------------------------------------------------------------------
AST Investment Grade Bond Portfolio
    03/15/2010 to 12/31/2010                                $10.00778        $10.72322               0
    01/01/2011 to 12/31/2011                                $10.72322        $11.99120          40,406
-------------------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Growth Portfolio
    03/15/2010 to 12/31/2010                                 $9.97240        $10.90162               0
    01/01/2011 to 12/31/2011                                $10.90162        $10.91346             496
-------------------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Value Portfolio
    03/15/2010 to 12/31/2010                                 $9.97271        $10.68397               0
    01/01/2011 to 12/31/2011                                $10.68397        $10.00126             544
-------------------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    03/15/2010 to 12/31/2010                                 $9.92290        $10.68034           1,339
    01/01/2011 to 12/31/2011                                $10.68034         $9.64981           1,478

                                                                                            Number of
                                                        Accumulation     Accumulation      Accumulation
                                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                         Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------------
AST JPMorgan Strategic Opportunities Portfolio
    03/15/2010 to 12/31/2010                               $9.99955        $10.71072          13,725
    01/01/2011 to 12/31/2011                              $10.71072        $10.67659          36,495
-----------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    03/15/2010 to 12/31/2010                               $9.99153        $10.74205               0
    01/01/2011 to 12/31/2011                              $10.74205        $10.23602               0
-----------------------------------------------------------------------------------------------------------
AST Lord Abbett Core-Fixed Income Portfolio
 formerly, AST Lord Abbett Bond-Debenture Portfolio
    03/15/2010 to 12/31/2010                               $9.98972        $10.94726               0
    01/01/2011 to 12/31/2011                              $10.94726        $11.99422               0
-----------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    03/15/2010 to 12/31/2010                               $9.99365        $11.43693               0
    01/01/2011 to 12/31/2011                              $11.43693        $11.27014               0
-----------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    03/15/2010 to 12/31/2010                               $9.98868        $11.02151           1,335
    01/01/2011 to 12/31/2011                              $11.02151        $10.61758             851
-----------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    03/15/2010 to 12/31/2010                               $9.99955        $10.99680               0
    01/01/2011 to 12/31/2011                              $10.99680        $10.87129             502
-----------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    03/15/2010 to 12/31/2010                               $9.98981        $11.63494               0
    01/01/2011 to 12/31/2011                              $11.63494        $11.17156               0
-----------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
    03/15/2010 to 12/31/2010                               $9.99955         $9.95679               0
    01/01/2011 to 12/31/2011                               $9.95679         $9.90502               0
-----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Core Bond Portfolio
    10/31/2011* to 12/31/2011                             $10.02946        $10.09008               0
-----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    03/15/2010 to 12/31/2010                               $9.95984        $12.06211               0
    01/01/2011 to 12/31/2011                              $12.06211        $12.19805             446
-----------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
    03/15/2010 to 12/31/2010                               $9.97397        $11.55980               0
    01/01/2011 to 04/29/2011                              $11.55980        $13.01323               0
-----------------------------------------------------------------------------------------------------------
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
    03/15/2010 to 12/31/2010                               $9.99210        $11.36456               0
    01/01/2011 to 12/31/2011                              $11.36456        $11.02136               0
-----------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
    03/15/2010 to 12/31/2010                               $9.94002        $11.81030               0
    01/01/2011 to 12/31/2011                              $11.81030         $9.36446             560
-----------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    03/15/2010 to 12/31/2010                              $10.00897        $10.19767               0
    01/01/2011 to 12/31/2011                              $10.19767        $10.36935               0
-----------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
    03/15/2010 to 12/31/2010                              $10.00789        $10.47335           3,369
    01/01/2011 to 12/31/2011                              $10.47335        $10.74672           6,327
-----------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    03/15/2010 to 12/31/2010                               $9.99051        $10.71977               0
    01/01/2011 to 12/31/2011                              $10.71977        $10.76697               0
-----------------------------------------------------------------------------------------------------------
AST Prudential Core Bond Portfolio
    10/31/2011* to 12/31/2011                             $10.01947        $10.09000               0

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha Portfolio
    03/15/2010 to 12/31/2010                                 $9.99955        $11.01723               0
    01/01/2011 to 12/31/2011                                $11.01723        $11.33550               0
-------------------------------------------------------------------------------------------------------------
AST Quantitative Modeling Portfolio
    05/02/2011* to 12/31/2011                                $9.99955         $8.96673               0
-------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
    03/15/2010 to 12/31/2010                                 $9.98343        $10.88936          14,361
    01/01/2011 to 12/31/2011                                $10.88936        $10.46334          39,462
-------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
    03/15/2010 to 12/31/2010                                 $9.96193        $12.76367               0
    01/01/2011 to 12/31/2011                                $12.76367        $12.56912               0
-------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    03/15/2010 to 12/31/2010                                 $9.96536        $11.59998               0
    01/01/2011 to 12/31/2011                                $11.59998        $10.84682             819
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    03/15/2010 to 12/31/2010                                 $9.99324        $10.81684               0
    01/01/2011 to 12/31/2011                                $10.81684        $10.97070          20,350
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Equity Income Portfolio
 formerly, AST AllianceBernstein Core Value Portfolio
    03/15/2010 to 12/31/2010                                 $9.98689        $10.66037               0
    01/01/2011 to 12/31/2011                                $10.66037        $10.42801               0
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    03/15/2010 to 12/31/2010                                 $9.98123        $10.43110               0
    01/01/2011 to 12/31/2011                                $10.43110        $10.80147               0
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    03/15/2010 to 12/31/2010                                 $9.97212        $11.26616           1,795
    01/01/2011 to 12/31/2011                                $11.26616        $11.01429           1,989
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    03/15/2010 to 12/31/2010                                 $9.86080        $11.60989               0
    01/01/2011 to 12/31/2011                                $11.60989         $9.82364               0
-------------------------------------------------------------------------------------------------------------
AST Wellington Management Hedged Equity Portfolio
 formerly, AST Aggressive Asset Allocation Portfolio
    05/02/2011* to 12/31/2011                                $9.99955         $8.90375           2,674
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    03/15/2010 to 12/31/2010                                 $9.99955        $10.52123               0
    01/01/2011 to 12/31/2011                                $10.52123        $11.09359             511
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
    03/15/2010 to 12/31/2010                                 $9.97207        $10.76399               0
    01/01/2011 to 12/31/2011                                $10.76399        $10.52593               0
-------------------------------------------------------------------------------------------------------------
ProFund VP Consumer Goods Portfolio
    03/15/2010 to 12/31/2010                                $10.03945        $11.12815               0
    01/01/2011 to 12/31/2011                                $11.12815        $11.83570               0
-------------------------------------------------------------------------------------------------------------
ProFund VP Consumer Services
    03/15/2010 to 12/31/2010                                $10.02799        $11.32891               0
    01/01/2011 to 12/31/2011                                $11.32891        $11.88626               0
-------------------------------------------------------------------------------------------------------------
ProFund VP Financials
    03/15/2010 to 12/31/2010                                 $9.98678        $10.29102               0
    01/01/2011 to 12/31/2011                                $10.29102         $8.81882               0
-------------------------------------------------------------------------------------------------------------
ProFund VP Health Care
    03/15/2010 to 12/31/2010                                $10.04848         $9.94250               0
    01/01/2011 to 12/31/2011                                 $9.94250        $10.88771               0

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
ProFund VP Industrials
    03/15/2010 to 12/31/2010          $10.00913        $11.50573            0
    01/01/2011 to 12/31/2011          $11.50573        $11.23828            0
---------------------------------------------------------------------------------------
ProFund VP Large-Cap Growth
    03/15/2010 to 12/31/2010           $9.98938        $11.03756            0
    01/01/2011 to 12/31/2011          $11.03756        $11.32042            0
---------------------------------------------------------------------------------------
ProFund VP Large-Cap Value
    03/15/2010 to 12/31/2010          $10.01531        $10.76394            0
    01/01/2011 to 12/31/2011          $10.76394        $10.56792            0
---------------------------------------------------------------------------------------
ProFund VP Mid-Cap Growth
    03/15/2010 to 12/31/2010           $9.97527        $11.80941            0
    01/01/2011 to 12/31/2011          $11.80941        $11.40463            0
---------------------------------------------------------------------------------------
ProFund VP Mid-Cap Value
    03/15/2010 to 12/31/2010           $9.98259        $11.17632            0
    01/01/2011 to 12/31/2011          $11.17632        $10.67879            0
---------------------------------------------------------------------------------------
ProFund VP Real Estate
    03/15/2010 to 12/31/2010           $9.96864        $11.64323            0
    01/01/2011 to 12/31/2011          $11.64323        $12.12925            0
---------------------------------------------------------------------------------------
ProFund VP Small-Cap Growth
    03/15/2010 to 12/31/2010           $9.97481        $11.77367            0
    01/01/2011 to 12/31/2011          $11.77367        $11.85894            0
---------------------------------------------------------------------------------------
ProFund VP Small-Cap Value
    03/15/2010 to 12/31/2010           $9.98046        $11.13592            0
    01/01/2011 to 12/31/2011          $11.13592        $10.62040            0
---------------------------------------------------------------------------------------
ProFund VP Telecommunications
    03/15/2010 to 12/31/2010          $10.04702        $12.26438            0
    01/01/2011 to 12/31/2011          $12.26438        $12.42479            0
---------------------------------------------------------------------------------------
ProFund VP Utilities
    03/15/2010 to 12/31/2010          $10.03515        $10.86454            0
    01/01/2011 to 12/31/2011          $10.86454        $12.69674            0

 *  Denotes the start date of these sub-accounts

                       PREMIER RETIREMENT ADVISOR SERIES
                   Pruco Life Insurance Company of New Jersey
                                   Prospectus

 ACCUMULATION UNIT VALUES: With HAV and HD GRO II OR HAV and GRO Plus II (1.55%)

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
    03/15/2010 to 12/31/2010                              $9.96801        $10.83006            0
    01/01/2011 to 12/31/2011                             $10.83006        $10.37887            0
----------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    03/15/2010 to 12/31/2010                              $9.97870        $10.93619            0
    01/01/2011 to 12/31/2011                             $10.93619        $10.77902            0
----------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    03/15/2010 to 12/31/2010                             $10.00723        $10.83077            0
    01/01/2011 to 12/31/2011                             $10.83077        $11.04386            0

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
    03/15/2010 to 12/31/2010                                 $9.98897        $10.78821            0
    01/01/2011 to 12/31/2011                                $10.78821        $10.49213            0
-------------------------------------------------------------------------------------------------------------
AST BlackRock Global Strategies Portfolio
    05/02/2011* to 12/31/2011                                $9.99872         $9.17315            0
-------------------------------------------------------------------------------------------------------------
AST BlackRock Value Portfolio
 formerly, AST Value Portfolio
    03/15/2010 to 12/31/2010                                 $9.98632        $10.70454            0
    01/01/2011 to 12/31/2011                                $10.70454        $10.48691            0
-------------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2017
    03/15/2010 to 12/31/2010                                 $9.99872        $10.62122            0
    01/01/2011 to 12/31/2011                                $10.62122        $11.64970            0
-------------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2018
    03/15/2010 to 12/31/2010                                $10.00742        $10.66420            0
    01/01/2011 to 12/31/2011                                $10.66420        $11.92474            0
-------------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2019
    03/15/2010 to 12/31/2010                                 $9.99872        $10.66704            0
    01/01/2011 to 12/31/2011                                $10.66704        $12.17930            0
-------------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2020
    03/15/2010 to 12/31/2010                                $10.00954        $10.69797            0
    01/01/2011 to 12/31/2011                                $10.69797        $12.49931            0
-------------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2021
    03/15/2010 to 12/31/2010                                $10.00847        $10.79994            0
    01/01/2011 to 12/31/2011                                $10.79994        $12.79118            0
-------------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2022
    01/03/2011* to 12/31/2011                                $9.99872        $12.05103            0
-------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    03/15/2010 to 12/31/2010                                 $9.97788        $10.86915            0
    01/01/2011 to 12/31/2011                                $10.86915        $10.44126            0
-------------------------------------------------------------------------------------------------------------
AST CLS Growth Asset Allocation Portfolio
    03/15/2010 to 12/31/2010                                 $9.97797        $11.01019            0
    01/01/2011 to 12/31/2011                                $11.01019        $10.58080            0
-------------------------------------------------------------------------------------------------------------
AST CLS Moderate Asset Allocation Portfolio
    03/15/2010 to 12/31/2010                                 $9.98778        $10.82212            0
    01/01/2011 to 12/31/2011                                $10.82212        $10.46108            0
-------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    03/15/2010 to 12/31/2010                                 $9.96011        $11.82497            0
    01/01/2011 to 12/31/2011                                $11.82497        $12.40905            0
-------------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    03/15/2010 to 12/31/2010                                 $9.97205        $12.19873            0
    01/01/2011 to 12/31/2011                                $12.19873        $10.43525            0
-------------------------------------------------------------------------------------------------------------
AST FI Pyramis(R) Asset Allocation Portfolio
    03/15/2010 to 12/31/2010                                 $9.99872        $10.91761            0
    01/01/2011 to 12/31/2011                                $10.91761        $10.48290            0
-------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    03/15/2010 to 12/31/2010                                 $9.97619        $11.05168            0
    01/01/2011 to 12/31/2011                                $11.05168        $10.71685            0
-------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    03/15/2010 to 12/31/2010                                 $9.96371        $11.54739            0
    01/01/2011 to 12/31/2011                                $11.54739        $10.66208            0

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
    03/15/2010 to 12/31/2010                                      $9.97039        $11.58372            0
    01/01/2011 to 12/31/2011                                     $11.58372        $10.82971            0
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    03/15/2010 to 12/31/2010                                     $10.01872        $10.81678            0
    01/01/2011 to 12/31/2011                                     $10.81678        $10.22791            0
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Large-Cap Value Portfolio
 formerly, AST AllianceBernstein Growth & Income Portfolio
    03/15/2010 to 12/31/2010                                      $9.99196        $10.80111            0
    01/01/2011 to 12/31/2011                                     $10.80111        $10.04708            0
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    03/15/2010 to 12/31/2010                                     $10.02004        $11.45419            0
    01/01/2011 to 12/31/2011                                     $11.45419        $10.94114            0
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
    03/15/2010 to 12/31/2010                                      $9.96535        $11.52945            0
    01/01/2011 to 12/31/2011                                     $11.52945        $11.49876            0
------------------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    03/15/2010 to 12/31/2010                                      $9.98469        $10.79940            0
    01/01/2011 to 12/31/2011                                     $10.79940        $10.96965            0
------------------------------------------------------------------------------------------------------------------
AST Horizon Growth Asset Allocation Portfolio
    03/15/2010 to 12/31/2010                                      $9.97695        $10.90910            0
    01/01/2011 to 12/31/2011                                     $10.90910        $10.67909            0
------------------------------------------------------------------------------------------------------------------
AST Horizon Moderate Asset Allocation Portfolio
    03/15/2010 to 12/31/2010                                      $9.98846        $10.73764            0
    01/01/2011 to 12/31/2011                                     $10.73764        $10.51779            0
------------------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    03/15/2010 to 12/31/2010                                      $9.92955        $11.29542            0
    01/01/2011 to 12/31/2011                                     $11.29542         $9.68328            0
------------------------------------------------------------------------------------------------------------------
AST International Value Portfolio
    03/15/2010 to 12/31/2010                                      $9.92942        $10.83245            0
    01/01/2011 to 12/31/2011                                     $10.83245         $9.32641            0
------------------------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Growth Portfolio
    03/15/2010 to 12/31/2010                                      $9.97157        $10.81336            0
    01/01/2011 to 12/31/2011                                     $10.81336        $10.71648            0
------------------------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Value Portfolio
    03/15/2010 to 12/31/2010                                      $9.97188        $10.59729            0
    01/01/2011 to 12/31/2011                                     $10.59729         $9.82054            0
------------------------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    03/15/2010 to 12/31/2010                                      $9.92207        $10.59379            0
    01/01/2011 to 12/31/2011                                     $10.59379         $9.47546            0
------------------------------------------------------------------------------------------------------------------
AST JPMorgan Strategic Opportunities Portfolio
    03/15/2010 to 12/31/2010                                      $9.99872        $10.62393            0
    01/01/2011 to 12/31/2011                                     $10.62393        $10.48389            0
------------------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    03/15/2010 to 12/31/2010                                      $9.99070        $10.65498            0
    01/01/2011 to 12/31/2011                                     $10.65498        $10.05116            0
------------------------------------------------------------------------------------------------------------------
AST Lord Abbett Core-Fixed Income Portfolio
 formerly, AST Lord Abbett Bond-Debenture Portfolio
    03/15/2010 to 12/31/2010                                      $9.98889        $10.85859            0
    01/01/2011 to 12/31/2011                                     $10.85859        $11.77788            0

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    03/15/2010 to 12/31/2010                                $9.99282        $11.34431            0
    01/01/2011 to 12/31/2011                               $11.34431        $11.06660            0
------------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    03/15/2010 to 12/31/2010                                $9.98785        $10.93228            0
    01/01/2011 to 12/31/2011                               $10.93228        $10.42591            0
------------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    03/15/2010 to 12/31/2010                                $9.99872        $10.90783            0
    01/01/2011 to 12/31/2011                               $10.90783        $10.67520            0
------------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    03/15/2010 to 12/31/2010                                $9.98898        $11.54064            0
    01/01/2011 to 12/31/2011                               $11.54064        $10.96975            0
------------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
    03/15/2010 to 12/31/2010                                $9.99872         $9.87649            0
    01/01/2011 to 12/31/2011                                $9.87649         $9.72586            0
------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Core Bond Portfolio
    10/31/2011* to 12/31/2011                              $10.02863        $10.07251            0
------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    03/15/2010 to 12/31/2010                                $9.95901        $11.96429            0
    01/01/2011 to 12/31/2011                               $11.96429        $11.97771            0
------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
    03/15/2010 to 12/31/2010                                $9.97314        $11.46621            0
    01/01/2011 to 04/29/2011                               $11.46621        $12.86545            0
------------------------------------------------------------------------------------------------------------
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
    03/15/2010 to 12/31/2010                                $9.99127        $11.27254            0
    01/01/2011 to 12/31/2011                               $11.27254        $10.82229            0
------------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
    03/15/2010 to 12/31/2010                                $9.93919        $11.71470            0
    01/01/2011 to 12/31/2011                               $11.71470         $9.19541            0
------------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    03/15/2010 to 12/31/2010                               $10.00814        $10.11488            0
    01/01/2011 to 12/31/2011                               $10.11488        $10.18216            0
------------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
    03/15/2010 to 12/31/2010                               $10.00706        $10.38848            0
    01/01/2011 to 12/31/2011                               $10.38848        $10.55282            0
------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    03/15/2010 to 12/31/2010                                $9.98968        $10.63280            0
    01/01/2011 to 12/31/2011                               $10.63280        $10.57239            0
------------------------------------------------------------------------------------------------------------
AST Prudential Core Bond Portfolio
    10/31/2011* to 12/31/2011                              $10.01864        $10.07242            0
------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha Portfolio
    03/15/2010 to 12/31/2010                                $9.99872        $10.92795            0
    01/01/2011 to 12/31/2011                               $10.92795        $11.13076            0
------------------------------------------------------------------------------------------------------------
AST Quantitative Modeling Portfolio
    05/02/2011* to 12/31/2011                               $9.99872         $8.90596            0
------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
    03/15/2010 to 12/31/2010                                $9.98260        $10.80111            0
    01/01/2011 to 12/31/2011                               $10.80111        $10.27434            0
------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
    03/15/2010 to 12/31/2010                                $9.96110        $12.66040            0
    01/01/2011 to 12/31/2011                               $12.66040        $12.34240            0

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    03/15/2010 to 12/31/2010                                 $9.96453        $11.50590            0
    01/01/2011 to 12/31/2011                                $11.50590        $10.65082            0
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    03/15/2010 to 12/31/2010                                 $9.99241        $10.72920            0
    01/01/2011 to 12/31/2011                                $10.72920        $10.77267            0
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Equity Income Portfolio
 formerly, AST AllianceBernstein Core Value Portfolio
    03/15/2010 to 12/31/2010                                 $9.98606        $10.57407            0
    01/01/2011 to 12/31/2011                                $10.57407        $10.23980            0
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    03/15/2010 to 12/31/2010                                 $9.98040        $10.34648            0
    01/01/2011 to 12/31/2011                                $10.34648        $10.60636            0
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    03/15/2010 to 12/31/2010                                 $9.97129        $11.17478            0
    01/01/2011 to 12/31/2011                                $11.17478        $10.81531            0
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    03/15/2010 to 12/31/2010                                 $9.85997        $11.51568            0
    01/01/2011 to 12/31/2011                                $11.51568         $9.64600            0
-------------------------------------------------------------------------------------------------------------
AST Wellington Management Hedged Equity Portfolio
 formerly, AST Aggressive Asset Allocation Portfolio
    05/02/2011* to 12/31/2011                                $9.99872         $8.84345            0
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    03/15/2010 to 12/31/2010                                 $9.99872        $10.43588            0
    01/01/2011 to 12/31/2011                                $10.43588        $10.89333            0
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
    03/15/2010 to 12/31/2010                                 $9.97124        $10.67680            0
    01/01/2011 to 12/31/2011                                $10.67680        $10.33586            0
-------------------------------------------------------------------------------------------------------------
ProFund VP Consumer Goods Portfolio
    03/15/2010 to 12/31/2010                                $10.03861        $11.03801            0
    01/01/2011 to 12/31/2011                                $11.03801        $11.62200            0
-------------------------------------------------------------------------------------------------------------
ProFund VP Consumer Services
    03/15/2010 to 12/31/2010                                $10.02716        $11.23714            0
    01/01/2011 to 12/31/2011                                $11.23714        $11.67164            0
-------------------------------------------------------------------------------------------------------------
ProFund VP Financials
    03/15/2010 to 12/31/2010                                 $9.98595        $10.20757            0
    01/01/2011 to 12/31/2011                                $10.20757         $8.65952            0
-------------------------------------------------------------------------------------------------------------
ProFund VP Health Care
    03/15/2010 to 12/31/2010                                $10.04765         $9.86192            0
    01/01/2011 to 12/31/2011                                 $9.86192        $10.69120            0
-------------------------------------------------------------------------------------------------------------
ProFund VP Industrials
    03/15/2010 to 12/31/2010                                $10.00829        $11.41249            0
    01/01/2011 to 12/31/2011                                $11.41249        $11.03529            0
-------------------------------------------------------------------------------------------------------------
ProFund VP Large-Cap Growth
    03/15/2010 to 12/31/2010                                 $9.98855        $10.94807            0
    01/01/2011 to 12/31/2011                                $10.94807        $11.11603            0
-------------------------------------------------------------------------------------------------------------
ProFund VP Large-Cap Value
    03/15/2010 to 12/31/2010                                $10.01448        $10.67678            0
    01/01/2011 to 12/31/2011                                $10.67678        $10.37700            0
-------------------------------------------------------------------------------------------------------------
ProFund VP Mid-Cap Growth
    03/15/2010 to 12/31/2010                                 $9.97444        $11.71383            0
    01/01/2011 to 12/31/2011                                $11.71383        $11.19877            0

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
ProFund VP Mid-Cap Value
    03/15/2010 to 12/31/2010           $9.98176        $11.08583            0
    01/01/2011 to 12/31/2011          $11.08583        $10.48597            0
---------------------------------------------------------------------------------------
ProFund VP Real Estate
    03/15/2010 to 12/31/2010           $9.96781        $11.54906            0
    01/01/2011 to 12/31/2011          $11.54906        $11.91048            0
---------------------------------------------------------------------------------------
ProFund VP Small-Cap Growth
    03/15/2010 to 12/31/2010           $9.97398        $11.67823            0
    01/01/2011 to 12/31/2011          $11.67823        $11.64477            0
---------------------------------------------------------------------------------------
ProFund VP Small-Cap Value
    03/15/2010 to 12/31/2010           $9.97963        $11.04567            0
    01/01/2011 to 12/31/2011          $11.04567        $10.42854            0
---------------------------------------------------------------------------------------
ProFund VP Telecommunications
    03/15/2010 to 12/31/2010          $10.04618        $12.16509            0
    01/01/2011 to 12/31/2011          $12.16509        $12.20059            0
---------------------------------------------------------------------------------------
ProFund VP Utilities
    03/15/2010 to 12/31/2010          $10.03432        $10.77660            0
    01/01/2011 to 12/31/2011          $10.77660        $12.46761            0

 *  Denotes the start date of these sub-accounts

 APPENDIX B - HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND SPOUSAL HIGHEST
                    DAILY LIFETIME 6 PLUS INCOME BENEFIT -
                     NO LONGER AVAILABLE FOR NEW ELECTIONS

        These benefits were offered March 15, 2010 to January 23, 2011.

 HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (HD6 PLUS)
 Highest Daily Lifetime 6 Plus Income Benefit (HD6 Plus) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. Highest Daily Lifetime 6 Plus is no longer available for election.

 If you have elected this benefit, the benefit guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal". All other partial withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime 6 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime 6 Plus is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

 The income benefit under Highest Daily Lifetime 6 Plus currently is based on a single "designated life" who is at least 45 years old on the date that the benefit is acquired. The Highest Daily Lifetime 6 Plus Benefit is not available if you elect any other optional living benefit, although you may elect any optional death benefit. As long as your Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if that particular withdrawal of Excess Income (described below) brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under the Highest Daily Lifetime 6 Plus benefit. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 10/th/ or 20/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/ or 20/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above, or
 (2)the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):
    (a)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of the Account Value on the effective date of the benefit including any Purchase Payments made on that day;
    (b)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of all Purchase Payments made within one year following the effective date of the benefit; and
    (c)all Purchase Payments made after one year following the effective date of the benefit.

 In the rider for this benefit, we use slightly different terms for the calculation described. We use the term "Guaranteed Base Value" to refer to the Account Value on the effective date of the benefit, plus the amount of any "adjusted" Purchase Payments made within one year after the effective date of the benefit. "Adjusted" Purchase Payments means Purchase Payments we receive, decreased by any fees or tax charges deducted from such Purchase Payments upon allocation to the Annuity.

 This means that if you do not take a withdrawal on or before the 12/th/ Anniversary of the benefit, your Protected Withdrawal Value on the 12/th/ Anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see below).

 Key Feature - Annual Income Amount under the Highest Daily Lifetime 6 Plus Benefit
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79, and 6% for ages 80 or older. (Note that for purposes of the age tiers used with this benefit, we deem the Annuitant to have reached age 59 1/2 on the 183/rd/ day after his/her 59/th/ birthday). Under the Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio. Reductions are based on the actual "gross" amount of the withdrawal. Thus, you should be aware that if you ask to receive a specified withdrawal amount that itself is not deemed Excess Income, with the understanding that any charges or tax withholding applicable to that withdrawal will be assessed from your remaining Account Value, then the amount of the withdrawal plus charges/tax withholding exceeding the Annual Income Amount would result in that portion of the withdrawal being treated as Excess Income.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will
 (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are:
 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79 and 6% for ages 80 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

 If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 Highest Daily Auto Step-Up
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime 6 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79, and 6% for ages 80 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges".

 If you are enrolled in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any Systematic Withdrawal program.

 The Highest Daily Lifetime 6 Plus benefit does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:
   .   The Issue Date is November 1, 2010
   .   The Highest Daily Lifetime 6 Plus benefit is elected on August 1, 2011
   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit
   .   The first withdrawal is a Lifetime Withdrawal.

 Example of dollar-for-dollar reductions
 On October 24, 2011, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2011) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 Example of proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 27, 2011 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future

 Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 Here is the calculation:

     Account Value before Lifetime Withdrawal                  $118,000.00
     Less amount of "non" Excess Income                        $  3,500.00
     Account Value immediately before Excess Income of $1,500  $114,500.00
     Excess Income amount                                      $  1,500.00
     Ratio                                                            1.31%
     Annual Income Amount                                      $  6,000.00
     Less ratio of 1.31%                                       $     78.60
     Annual Income Amount for future Annuity Years             $  5,921.40

 Example of highest daily auto step-up
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the Excess Income on October 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value, adjusted for withdrawals and Purchase Payments, is greater than $5,921.40. Here are the calculations for determining the daily values. Only the October 26 value is being adjusted for Excess Income as the October 28 and October 31 Valuation Days occur after the Excess Income on October 27.

                                  Highest Daily Value
                                     (adjusted for          Adjusted Annual
                                withdrawal and Purchase Income Amount (5% of the
Date*             Account Value       Payments)**         Highest Daily Value)
-----             ------------- ----------------------- ------------------------
October 26, 2011   $119,000.00        $119,000.00              $5,950.00
October 27, 2011   $113,000.00        $113,986.95              $5,699.35
October 28, 2011   $113,000.00        $113,986.95              $5,699.35
October 31, 2011   $119,000.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is November 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of
    November 1 is considered the first Valuation Date in the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on October 26, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on October 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on October 26 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $115,500 before the Excess Income.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the Excess Income divided by the Account Value immediately preceding the Excess Income) resulting in a Highest Daily Value of $113,986.95.
   . The Annual Income Amount is carried forward to the next Valuation Date of October 28. At this time, we compare this amount to 5% of the Account Value on October 28. Since the October 27 adjusted Annual Income Amount of $5,699.35 is greater than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of October 31. The Account Value on October 31 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the October 31 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on November 1, 2011 and continuing through October 31, 2012, will be stepped-up to $5,950.00.

 Non-Lifetime Withdrawal Feature
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value" earlier in this prospectus). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 6 Plus benefit. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 6 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce both by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the withdrawal.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. Thus, the first withdrawal will be a Lifetime Withdrawal.

 Example - Non-Lifetime Withdrawal (proportional reduction)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
   .   The Issue Date is December 1, 2010
   .   The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2011
   .   The Account Value at benefit election was $105,000
   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit
   . No previous withdrawals have been taken under the Highest Daily Lifetime 6 Plus benefit

 On October 3, 2011, the Protected Withdrawal Value is $125,000, the 10/th/ benefit year minimum Periodic Value guarantee is $210,000, and the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2011 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 Here is the calculation:

      Withdrawal amount                                          $ 15,000
      Divided by Account Value before withdrawal                 $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500

 Required Minimum Distributions
 Required Minimum Distributions ("RMD") for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31st for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as you abide by the following:

 The total amount within an Annuity Year that can be withdrawn is equal to:

 1. the Annual Income Amount remaining in the current Annuity Year, plus,
 2. The difference between:

 a. The RMD amount (assuming the RMD amount is greater than the Annual Income Amount) less any withdrawals already taken in the calendar year, less
 b. The Annual Income Amount.

Pleasesee hypothetical examples below for details.

 If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include situations where you comply with the rules outlined above and then decide to take additional withdrawals after satisfying your RMD requirement from the Annuity.

 We will assume your first withdrawal under the benefit is a Lifetime Withdrawal unless you designated the withdrawal as a Non-Lifetime Withdrawal.

 Example
 The following example is purely hypothetical and intended to illustrate a scenario as described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the Required Minimum Distribution for the current calendar year.

 Assumptions:
 RMD Calendar Year
 01/01/2011 to 12/31/2011

 Annuity Year
 06/01/2010 to 05/31/2011

 Annual Income Amount and RMD Amount
 Annual Income Amount = $5,000
 Remaining Annual Income Amount as of 1/3/2011 = $3,000 (a $2,000 withdrawal was taken on 7/1/2010)
 RMD Amount for Calendar Year 2011 = $6,000

 The amount you may withdraw in the current Annuity Year (between 1/3/2011 and 5/31/2011) without it being treated as Excess Income is $4,000. Here is the calculation: $3,000 + ($6,000 - $5,000) = $4,000.

 If the $4,000 withdrawal is taken in the current Annuity Year (prior to 6/1/2011), the remaining Annual Income Amount will be zero and the remaining RMD amount of $2,000 may be taken in the subsequent Annuity Year beginning on 6/1/2011 (when your Annual Income Amount is reset to $5,000).

 If you had chosen to not take any additional withdrawals until on or after 6/1/2011, then you would be eligible to withdraw $6,000 without it being treated as a withdrawal of Excess Income.

 Benefits Under Highest Daily Lifetime 6 Plus
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual
    Income Amount, the Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments are made. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life.
..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value, less any applicable tax charges, to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 Other Important Considerations
..   Withdrawals made while the Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active Systematic Withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata. The first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.
..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled "Investment Options." You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the Permitted Sub-accounts, and the AST Investment
    Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
..   Any Death Benefit, including any optional Death Benefit that you elected, will terminate if withdrawals taken under Highest Daily Lifetime 6 Plus reduce your Account Value to zero (see "Death Benefits" earlier in the prospectus).
..   The current charge for Highest Daily Lifetime 6 Plus is 0.85% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2125% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for the Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero partial withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

 Election of and Designations under the Benefit
 We no longer permit elections of Highest Daily Lifetime 6 Plus. Previously, for elections of Highest Daily Lifetime 6 Plus, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must have been a single natural person Annuitant. In either case, the Annuitant must have been at least 45 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 6 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 6 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian to the Annuitant, or vice versa or
 (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

 If you participate in this benefit and you are currently participating in a Systematic Withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit.

 Termination of the Benefit
 You may terminate Highest Daily Lifetime 6 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective.

 The benefit automatically terminates upon the first to occur of the following:
    (i)your termination of the benefit,
   (ii)your surrender of the Annuity,
  (iii)your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount),
   (iv)our receipt of Due Proof of Death of the Owner or Annuitant (for entity-owned Annuities)
    (v)both the Account Value and Annual Income Amount equal zero, or
   (vi)you cease to meet our requirements as described in "Election of and Designations under the Benefit" above.

 "Due Proof of Death" is satisfied when we receive all of the following in Good
 Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Upon termination of Highest Daily Lifetime 6 Plus other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program, for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 6 Plus benefit terminates upon Due Proof of Death.

 How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
 An integral part of Highest Daily Lifetime 6 Plus (including Spousal Highest Daily Lifetime 6 Plus) is the predetermined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the AST Investment Grade Bond Sub-account, referred to as the "Bond Sub-account"). This predetermined mathematical formula ("formula") runs each Valuation Day that the benefit is in effect on your Annuity and, as a result, transfers of Account Value between the Permitted Sub-accounts and the Bond Sub-account can occur on any Valuation Day subject to the conditions described below. Only the predetermined mathematical formula can transfer Account Value to and from the Bond Sub-account, and thus you may not allocate Purchase Payments to or make transfers to or from the Bond Sub-account. We are not providing you with investment advice through the use of the formula. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 6 Plus. The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. The formula is described below.

 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 6 Plus. For purposes of these benefits, we refer to those permitted Investment Options as the "Permitted Sub-accounts". Because these restrictions and the use of the formula lessen the risk that your Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth.

 Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. This amount may be different than the actual Annual Income Amount currently guaranteed under your benefit. Then it produces an estimate of the total amount targeted in the formula, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a Lifetime Withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments, and any withdrawals of Excess Income. Next, the formula subtracts from the Target Value the amount held within the Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the Bond Sub-account. Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts will occur.

 The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account ("90% cap") on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.

 If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account). For example,
..   September 4, 2012 - a transfer is made to the Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   September 5, 2012 - you make an additional Purchase Payment of $10,000. No transfers have been made from the Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 4, 2012.
..   On September 5, 2012 - (and at least until first a transfer is made out of the Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the Bond Sub-account).
..   Once there is a transfer out of the Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Bond Sub-account as dictated by the formula.

 Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account because such investment performance will tend to increase the Target Ratio. In deciding how much to transfer, we use another formula, which essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be. Once you elect Highest Daily Lifetime 6 Plus, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime 6 Plus and existing Annuities that elect Highest Daily Lifetime 6 Plus in the future, however, we reserve the right to change such values.

 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:

 a) The total value of all your Account Value in the Bond Sub-account; or
 b) An amount equal to 5% of your total Account Value.

 While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
..   Not make any transfer between the Permitted Sub-accounts and the Bond
    Sub-account; or
..   If a portion of your Account Value was previously allocated to the Bond
    Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or
..   Transfer a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.

 Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Bond Sub-account.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   The amount of time Highest Daily Lifetime 6 Plus has been in effect on your
    Annuity;
..   The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;
..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
..   Any withdrawals you take from your Annuity (while the benefit is in effect).

 At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

 Because the amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the Bond Sub-account, if dictated by the formula and subject to the 90% cap feature described above.

 Any Account Value in the Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Bond Sub-account.

 Additional Tax Considerations
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts, as discussed above. In addition, the amount and duration of payments under the annuity payment provision may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution rules under the tax law.

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (SHD6 PLUS)
 Spousal Highest Daily Lifetime 6 Plus Income Benefit (SHD6 Plus) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two spouses. Spousal Highest Daily Lifetime 6 Plus is no longer available for election.

 If you have elected this benefit, the benefit that guarantees, until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "designated lives", and each, a "designated life"), the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal." All other withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 6 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime 6 Plus is the pre-determined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

 Spousal Highest Daily Lifetime 6 Plus is the spousal version of Highest Daily Lifetime 6 Plus. Currently, if you participate in Spousal Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Election of and Designations under the Benefit" below and "Termination of Existing Benefits and Election of New Benefits" for details. Please note that if you terminate Spousal Highest Daily Lifetime 6 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime 6 Plus must have been elected based on two designated lives, as described below. The youngest designated life must have been at least 50 years old and the oldest designated life must have been at least 55 years old when the benefit is elected. Spousal Highest Daily Lifetime 6 Plus is not available if you elect any other optional living benefit, although you may elect any optional death benefit. As long as your Spousal Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if that particular withdrawal of Excess Income (described below) brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under the Spousal Highest Daily Lifetime 6 Plus benefit. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 10/th/ or 20/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/ or 20/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime
    Withdrawal:
    (a)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of the Account Value on the effective date of the benefit including any Purchase Payments made on that day;
    (b)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of all Purchase Payments made within one year following the effective date of the benefit; and
    (c)all Purchase Payments made after one year following the effective date of the benefit.

 In the rider for this benefit, as respects the preceding paragraph, we use the term "Guaranteed Base Value" to refer to the Account Value on the effective date of the benefit, plus the amount of any "adjusted" Purchase Payments made within one year after the effective date of the benefit. "Adjusted" Purchase Payments means Purchase Payments we receive, decreased by any fees or tax charges deducted from such Purchase Payments upon allocation to the Annuity.

 This means that if you do not take a withdrawal on or before the 12/th/ Anniversary of the benefit, your Protected Withdrawal Value on the 12/th/ Anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see below).

 Key Feature - Annual Income Amount under the Spousal Highest Daily Lifetime 6 Plus Benefit
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual "gross" amount of the withdrawal. Thus, you should be aware that if you ask to receive a specified withdrawal amount that itself is not deemed Excess Income, with the understanding that any charges or tax withholding applicable to that withdrawal will be assessed from your remaining Account Value, then the amount of the withdrawal plus charges/tax withholding exceeding the Annual Income Amount would result in that portion of the withdrawal being treated as Excess Income.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

 If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 Highest Daily Auto Step-Up
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value.

 Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges".

 If you are enrolled in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any Systematic Withdrawal program.

 The Spousal Highest Daily Lifetime 6 Plus benefit does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carryover the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:
   .   The Issue Date is November 1, 2010
   . The Spousal Highest Daily Lifetime 6 Plus benefit is elected on August 1, 2011
   . The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit
   .   The first withdrawal is a Lifetime Withdrawal.

 Example of dollar-for-dollar reductions
 On October 24, 2011, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the younger designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2011) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 Example of proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 27, 2011 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 Here is the calculation:

     Account Value before Lifetime Withdrawal                  $118,000.00
     Less amount of "non" Excess Income                        $  3,500.00
     Account Value immediately before Excess Income of $1,500  $114,500.00
     Excess Income amount                                      $  1,500.00
     Ratio                                                            1.31%
     Annual Income Amount                                      $  6,000.00
     Less ratio of 1.31%                                       $     78.60
     Annual Income Amount for future Annuity Years             $  5,921.40

 Example of highest daily auto step-up
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the Excess Income on October 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest designated life is between 65 and 84 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and Purchase Payments, is greater than $5921.40. Here are the calculations for determining the daily values. Only the October 26 value is being adjusted for Excess Income as the October 28 and October 31 Valuation Days occur after the Excess Income on October 27.

                                  Highest Daily Value
                                     (adjusted for          Adjusted Annual
                                withdrawal and Purchase Income Amount (5% of the
Date*             Account Value       Payments)**         Highest Daily Value)
-----             ------------- ----------------------- ------------------------
October 26, 2011   $119,000.00        $119,000.00              $5,950.00
October 27, 2011   $113,000.00        $113,986.95              $5,699.35
October 28, 2011   $113,000.00        $113,986.95              $5,699.35
October 31, 2011   $119,000.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is November 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of November 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on October 26, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on October 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on October 26 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an Account Value of $115,500 before the Excess Income.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the Excess Income divided by the Account Value immediately preceding the Excess Income) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of October 28. At this time, we compare this amount to 5% of the Account Value on October 28. Since the October 27 adjusted Annual Income Amount of $5,699.35 is greater than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Day of October 31. The Account Value on October 31 is $119,000 and 5% of this amount is $5,950. Since this is greater than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the October 31 value results in the highest amount of $5,950.00. Since this amount is greater than the current year's Annual Income Amount of $5,921.40 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on November 1, 2011 and continuing through October 31, 2012, will be stepped-up to $5,950.00.

 Non-Lifetime Withdrawal Feature
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime

 Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value" earlier in this prospectus). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 6 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce both by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the withdrawal.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. Thus, the first withdrawal will be a Lifetime Withdrawal.

 Example - Non-Lifetime Withdrawal (proportional reduction)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
   .   The Issue Date is December 1, 2010
   . The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2011
   .   The Account Value at benefit election was $105,000
   . The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit
   . No previous withdrawals have been taken under the Spousal Highest Daily Lifetime 6 Plus benefit

 On October 3, 2011, the Protected Withdrawal Value is $125,000, the 10/th/ benefit year minimum Periodic Value guarantee is $210,000 and the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2011 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 Here is the calculation:

      Withdrawal amount                                          $ 15,000
      Divided by Account Value before withdrawal                 $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500

 Required Minimum Distributions
 See the sub-section entitled "Required Minimum Distributions" in the section above concerning Highest Daily Lifetime 6 Plus for a discussion of the relationship between the RMD amount and the Annual Income Amount.

 Benefits Under Spousal Highest Daily Lifetime 6 Plus
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments will be made. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life provided the designated lives were spouses at the death of the first designated life.
..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to Annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 Other Important Considerations
..   Withdrawals under the Spousal Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity. Withdrawals made while the Spousal Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active Systematic Withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata. The first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.
..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolios appears in the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST
    Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the elected Sub-accounts, and the AST Investment
    Grade Bond Sub-account triggered by the Spousal Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or upon addition of additional Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
..   Any Death Benefit, including any optional Death Benefit that you elected, will terminate if withdrawals taken under Spousal Highest Daily Lifetime 6 Plus reduce your Account Value to zero (see "Death Benefits" earlier in the prospectus).

..   The current charge for Spousal Highest Daily Lifetime 6 Plus is 0.95%
    annually of the greater of Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day's Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for the Spousal Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

 Election of and Designations under the Benefit
 Spousal Highest Daily Lifetime 6 Plus is no longer available. Spousal Highest Daily Lifetime 6 Plus could only be elected based on two designated lives. Designated lives must have been natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Spousal Highest Daily Lifetime 6 Plus only could be elected where the Owner, Annuitant, and Beneficiary designations were as follows:
   . One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner's spouse. The younger Owner/Annuitant and the Beneficiary must be at least 50 years old and the older must be at least 55 years old at the time of election; or
   . Co-Annuity Owners, where the Owners are each other's spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. The younger Owner must be at least 50 years old and the older Owner must be at least 55 years old at the time of election; or
   . One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The younger of the Annuitant and the Contingent Annuitant must be at least 50 years old and the older must be at least 55 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
 (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, the Spousal Highest Daily Lifetime 6 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage.

 If you participate in this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value).

 Termination of the Benefit
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective.

 The benefit automatically terminates upon the first to occur of the following:
   . upon our receipt of Due Proof of Death of the first designated life, if the surviving spouse opts to take the death benefit under the Annuity (rather than continue the Annuity) or if the surviving spouse is not an eligible designated life;
   .   upon the death of the second designated life;
   .   your termination of the benefit;

   .   your surrender of the Annuity;
   . your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);
   .   both the Account Value and Annual Income Amount equal zero; or
   . you cease to meet our requirements as described in "Election of and Designations under the Benefit".

 "Due Proof of Death" is satisfied when we receive all of the following in Good
 Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Upon termination of Spousal Highest Daily Lifetime 6 Plus other than upon the death of the second Designated Life Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 How Spousal Highest Daily Lifetime 6 Plus Transfers Account Value between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
 See "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" above for information regarding this component of the benefit.

 Additional Tax Considerations
 Please see the Additional Tax Considerations section under Highest Daily Lifetime 6 Plus above.

 FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND SPOUSAL HIGHEST
                     DAILY LIFETIME 6 PLUS INCOME BENEFIT

Please see Appendix F: Formula for Highest Daily Lifetime Income 2.0 Suite, Highest Daily Lifetime Income Suite and Highest Daily Lifetime 6 Plus Suite of Living Benefits.

 APPENDIX C - HIGHEST DAILY LIFETIME INCOME AND SPOUSAL HIGHEST DAILY LIFETIME
                INCOME - NO LONGER AVAILABLE FOR NEW ELECTIONS

        These benefits were offered January 24, 2011 to August 19, 2012.

 HIGHEST DAILY LIFETIME(R) INCOME BENEFIT
 Highest Daily Lifetime(R) Income Benefit is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.

 We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal". All other partial withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime Income may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled "How Highest Daily Lifetime Income Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

 The income benefit under Highest Daily Lifetime Income currently is based on a single "designated life" who is at least 45 years old on the date that the benefit is acquired. Highest Daily Lifetime Income is not available if you elect any other optional living benefit, although you may elect any optional death benefit. As long as your Highest Daily Lifetime Income is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if that particular withdrawal of Excess Income (described below) brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus. For example, if the Annuity terminates in this scenario, you would no longer have any optional death benefit that you may have elected (see the Death Benefits section of this prospectus).

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 12/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 12/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above, or

 (2)the sum of (a), (b) and (c) below proportionally reduced for any Non-Lifetime Withdrawals:
    (a)200% of the Account Value on the effective date of the benefit including any Purchase Payments made on that day;
    (b)200% of all Purchase Payments made within one year following the effective date of the benefit; and
    (c)all Purchase Payments made after one year following the effective date of the benefit.

 This means that if you do not take a withdrawal on or before the 12/th/ Anniversary of the benefit, your Protected Withdrawal Value on the 12/th/ Anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

 Key Feature - Annual Income Amount under Highest Daily Lifetime Income
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 45-54; 4% for ages 55 to less than 59 1/2; 5% for ages 59 1/2 to 84, and 6% for ages 85 or older. Under Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

 As discussed in this paragraph, when you make a partial withdrawal that is subject to tax withholding, we will identify the amount that includes not only the amount you actually receive, but also the amount of the tax withholding, to determine whether your withdrawal has exceeded the Annual Income Amount. When you take a partial withdrawal, you may request a "gross" withdrawal amount (e.g., $2000) but then have any tax withholding deducted from the amount you actually receive. The portion of a withdrawal that exceeded your Annual Income Amount (if any) would be treated as Excess Income and thus would reduce your Annual Income Amount in subsequent years. Alternatively, you may request that a "net" withdrawal amount actually be paid to you (e.g., $2000), with the understanding that any tax withholding (e.g., $240) be applied to your remaining Account Value. In the latter scenario, we determine whether any portion of the withdrawal is to be treated as Excess Income by looking to the sum of the net amount you actually receive (e.g., $2000) and the amount of any tax withholding (in this example, a total of $2240). The amount of that sum (e.g., the $2000 you received plus the $240 for the tax withholding) that exceeds your Annual Income Amount will be treated as Excess Income - thereby reducing your Annual Income Amount in subsequent years.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 45
 - 54; 4% for ages 55 to less than 59 1/2; 5% for ages 59 1/2 to 84, and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

 If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 Highest Daily Auto Step-Up
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime Income. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity

 Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 45 - 54; 4% for ages 55 to less than 59 1/2; 5% for ages 59 1/2 - 84, and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges."

 If you are enrolled in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any Systematic Withdrawal program.

 Highest Daily Lifetime Income does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income or any other fees and charges under the Annuity. Assume the following for all three examples:
   .   The Issue Date is November 1, 2011
   .   Highest Daily Lifetime Income is elected on August 1, 2012
   . The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income
   .   The first withdrawal is a Lifetime Withdrawal.

 Example of dollar-for-dollar reductions
 On October 24, 2012, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2012) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 Example of proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2012 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the

 Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 Here is the calculation:

     Account Value before Lifetime withdrawal                  $118,000.00
     Less amount of "non" Excess Income                        $  3,500.00
     Account Value immediately before Excess Income of $1,500  $114,500.00
     Excess Income amount                                      $  1,500.00
     Ratio                                                            1.31%
     Annual Income Amount                                      $  6,000.00
     Less ratio of 1.31%                                       $     78.60
     Annual Income Amount for future Annuity Years             $  5,921.40

 Example of highest daily auto step-up
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the Excess Income on October 29 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 84 on the date of the potential step-up) of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $5,921.40. Here are the calculations for determining the daily values. Only the October 26 value is being adjusted for Excess Income as the October 30, October 31, and November 1 Valuation Days occur after the Excess Income on October 29.

                                  Highest Daily Value
                                     (adjusted for          Adjusted Annual
                                withdrawal and purchase Income Amount (5% of the
Date*             Account value       payments)**         Highest Daily Value)
-----             ------------- ----------------------- ------------------------
October 26, 2012   $119,000.00        $119,000.00              $5,950.00
October 29, 2012   $113,000.00        $113,986.95              $5,699.35
October 30, 2012   $113,000.00        $113,986.95              $5,699.35
October 31, 2012   $119,000.00        $119,000.00              $5,950.00
November 1, 2012   $118,473.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is November 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of
    November 1 is considered the first Valuation Date in the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on October 26, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on October 29 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on October 26 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $115,500 before the Excess Income.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the Excess Income divided by the Account Value immediately preceding the Excess Income) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted October 29 Highest Daily Value, $113,986.95, is carried forward to the next Valuation Date of October 30. At this time, we compare this amount to the Account Value on October 30, $113,000. Since the October 29 adjusted Highest Daily Value of $113,986.95 is greater than the October 30 value, we will continue to carry $113,986.95 forward to the next Valuation Day of October 31. The Account Value on
       October 31, $119,000.00, becomes the final Highest Daily Value since it exceeds the $113,986.95 carried forward. In this example, the final Highest Daily Value of $119,000.00 is converted to an Annual Income Amount based on the applicable percentage of 5%, generating an Annual Income Amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on November 1, 2012 and continuing through October 31, 2013, will be stepped-up to $5,950.00.
   . The October 31 adjusted Highest Daily Value of $119,000.00 is also greater than the November 1 value, so we will continue to carry $119,000.00 forward to the final Valuation Day of November 1.

 In this example, the final Highest Daily Value of $119,000.00 is converted to an Annual Income Amount based on the applicable percentage of 5%, generating an Annual Income Amount of $5,950.00. Since this amount is greater than the current year's Annual Income Amount of $5,921.40 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on November 1, 2012 and continuing through October 31, 2013, will be stepped-up to $5,950.00.

 Non-Lifetime Withdrawal Feature
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime Income. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime

 Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce both by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the withdrawal.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. Thus, the first withdrawal will be a Lifetime Withdrawal.

 Example - Non-Lifetime Withdrawal (proportional reduction)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
   .   The Issue Date is December 1, 2011
   .   Highest Daily Lifetime Income is elected on September 4, 2012
   .   The Account Value at benefit election was $105,000
   . The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income
   . No previous withdrawals have been taken under Highest Daily Lifetime Income On October 3, 2012, the Protected Withdrawal Value is $125,000, the 12/th/ benefit year minimum Periodic Value guarantee is $210,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2012 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 Here is the calculation:

      Withdrawal amount                                          $ 15,000
      Divided by Account Value before withdrawal                 $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      12th benefit year Minimum Periodic Value                   $183,750

 Required Minimum Distributions
 Required Minimum Distributions ("RMD") for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31/st/ for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as you abide by the following:

 The total amount within an Annuity Year that can be withdrawn is equal to:
 1. the Annual Income Amount remaining in the current Annuity Year, plus,
 2. The difference between:
 a. The RMD amount (assuming the RMD amount is greater than the Annual Income Amount) less any withdrawals already taken in the calendar year, less
 b. The Annual Income Amount.

 Please see hypothetical examples below for details.

 If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include situations where you comply with the rules outlined above and then decide to take additional withdrawals after satisfying your RMD requirement from the Annuity.

 We will assume your first withdrawal under the benefit is a Lifetime Withdrawal unless you designated the withdrawal as a Non-Lifetime Withdrawal.

 Example

 The following example is purely hypothetical and intended to illustrate a scenario as described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the Required Minimum Distribution for the current calendar year.

 Assumptions:
 RMD Calendar Year
 01/01/2011 to 12/31/2011

 Annuity Year
 06/01/2010 to 05/31/2011

 Annual Income Amount and RMD Amount
 Annual Income Amount = $5,000
 Remaining Annual Income Amount as of 1/3/2011 = $3,000 (a $2,000 withdrawal was taken on 7/1/2010)
 RMD Amount for Calendar Year 2011 = $6,000

 The amount you may withdraw in the current Annuity Year (between 1/3/2011 and 5/31/2011) without it being treated as Excess Income is $4,000. Here is the calculation: $3,000 + ($6,000 - $5,000) = $4,000.

 If the $4,000 withdrawal is taken in the current Annuity Year (prior to 6/1/2011), the remaining Annual Income Amount will be zero and the remaining RMD amount of $2,000 may be taken in the subsequent Annuity Year beginning on 6/1/2011 (when your Annual Income Amount is reset to $5,000).

 If you had chosen to not take any additional withdrawals until on or after 6/1/2011, then you would be eligible to withdraw $6,000 without it being treated as a withdrawal of Excess Income.

 Benefits Under Highest Daily Lifetime Income
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime Income, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that partial cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual
    Income Amount, Highest Daily Lifetime Income terminates, and no additional payments are made. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life.
..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options: (1) apply your Account Value, less any applicable tax charges, to any annuity option available; or (2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.
..   In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 Other Important Considerations
..   Withdrawals under Highest Daily Lifetime Income are subject to all of the terms and conditions of the Annuity. Withdrawals made while Highest Daily Lifetime Income is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active Systematic Withdrawal program running at the time you elect this benefit, the program must withdraw funds pro-rata. The first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.
..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled "Investment Options." You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the Permitted Sub-accounts and the AST Investment
    Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts (as defined below). We may amend the
    Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your
    Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent
    Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
..   If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
..   Any Death Benefit, including any optional Death Benefit that you elect, will terminate if withdrawals taken under Highest Daily Lifetime Income reduce your Account Value to zero (see "Death Benefits" earlier in the prospectus).
..   The current charge for Highest Daily Lifetime Income is 0.95% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

 Election of and Designations under the Benefit
 For Highest Daily Lifetime Income, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income, except if
 (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

 Highest Daily Lifetime Income can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Highest Daily Lifetime Income, you lose the guarantees that you had accumulated under your existing benefit and your guarantees under Highest Daily Lifetime Income will be based on your Account Value on the effective date of Highest Daily Lifetime Income. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

 If you wish to elect this benefit and you are currently participating in a Systematic Withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income so long as you participate in a Systematic Withdrawal program in which withdrawals are not taken pro rata.

 Termination of the Benefit
 You may terminate Highest Daily Lifetime Income at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

 The benefit automatically terminates upon the first to occur of the following:
    (i)your termination of the benefit,
   (ii)your surrender of the Annuity,
  (iii)your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount)
   (iv)our receipt of Due Proof of Death of the Owner or Annuitant (for entity-owned annuities)
    (v)both the Account Value and Annual Income Amount equal zero, or
   (vi)you cease to meet our requirements as described in "Election of and Designations under the Benefit" above.

 "Due Proof of Death" is satisfied when we receive all of the following in Good
 Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds ( representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Upon termination of Highest Daily Lifetime Income other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed above.

 How Highest Daily Lifetime Income Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
 An integral part of Highest Daily Lifetime Income (including Spousal Highest Daily Lifetime Income) is the predetermined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the AST Investment Grade Bond Sub-account, referred to in this section as the "Bond Sub-account"). This predetermined mathematical formula ("formula") runs each Valuation Day that the benefit is in effect on your Annuity and, as a result, transfers of Account Value between the Permitted Sub-accounts and the Bond Sub-account can occur on any Valuation Day subject to the conditions described below. Only the predetermined mathematical formula can transfer Account Value to and from the Bond Sub-account, and thus you may not allocate Purchase Payments to or make transfers to or from the Bond Sub-account. We are not providing you with investment advice through the use of the formula. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Income. The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. The formula is set forth in Appendix F (and is described below).

 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime Income. For purposes of these benefits, we refer to those permitted Investment Options as the "Permitted Sub-accounts". Because these restrictions and the use of the formula lessen the risk that your Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth.

 Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. This amount may be different than the actual Annual Income Amount currently guaranteed under your benefit. Then it produces an estimate of the total amount targeted in the formula, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a Lifetime Withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments, and any withdrawals of Excess Income. Next, the formula subtracts from the Target Value the amount held within the Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the Bond Sub-account. Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts will occur.

 The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account ("90% cap") on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.

 If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account). For example,
..   September 4, 2012 - a transfer is made to the Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts
..   September 5, 2012 - you make an additional Purchase Payment of $10,000. No transfers have been made from the Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 4, 2012
..   On September 5, 2012 - (and at least until first a transfer is made out of the Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the Bond Sub-account).
..   Once there is a transfer out of the Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Bond Sub-account as dictated by the formula.

 Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account because such investment performance will tend to increase the Target Ratio. In deciding how much to transfer, we use another formula, which essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be. Once you elect Highest Daily Lifetime Income, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Income and existing Annuities that elect Highest Daily Lifetime Income in the future, however, we reserve the right to change such values.

 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:
 a) The total value of all your Account Value in the Bond Sub-account, or
 b) An amount equal to 5% of your total Account Value

 While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
..   Not make any transfer between the Permitted Sub-accounts and the Bond
    Sub-account; or
..   If a portion of your Account Value was previously allocated to the Bond
    Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or
..   Transfer a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.

 Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Bond Sub-account.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   The amount of time Highest Daily Lifetime Income has been in effect on your
    Annuity;
..   The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;
..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
..   Any withdrawals you take from your Annuity (while the benefit is in effect).

 At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

 Because the amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the Bond Sub-account, if dictated by the formula and subject to the 90% cap feature described above.

 Any Account Value in the Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Bond Sub-account.

 Additional Tax Considerations
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts, as discussed above. In addition, the amount and duration of payments under the annuity payment provision may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution rules under the tax law.

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime Income or Spousal Highest Daily Lifetime Income through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 SPOUSAL HIGHEST DAILY LIFETIME(R) INCOME BENEFIT
 Spousal Highest Daily Lifetime(R) Income Benefit is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.

 We offer a benefit that guarantees, until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "designated lives", and each, a "designated life"), the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal." All other withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime Income is the pre-determined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime Income Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

 Spousal Highest Daily Lifetime Income is the spousal version of Highest Daily Lifetime Income. Currently, if you elect Spousal Highest Daily Lifetime Income and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Election of and Designations under the Benefit" below and "Termination of Existing Benefits and Election of New Benefits" for details. Please note that if you terminate Spousal Highest Daily Lifetime Income and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime Income must be elected based on two designated lives, as described below. Each designated life must be at least 45 years old when the benefit is elected. Spousal Highest Daily Lifetime Income is not available if you elect any other optional living benefit, although you may elect any optional death benefit. As long as your Spousal Highest Daily Lifetime Income is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if that particular withdrawal of Excess Income (described below) brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus. For example, if the Annuity terminates in this scenario, you would no longer have any optional death benefit that you may have elected (see the Death Benefits section of this prospectus).

 You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime Income. See the section of this prospectus entitled "6 or 12 Month Dollar Cost Averaging Program" for details.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 12/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 12/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime
    Withdrawal:
    (a)200% of the Account Value on the effective date of the benefit including any Purchase Payments made on that day;
    (b)200% of all Purchase Payments made within one year following the effective date of the benefit; and
    (c)all Purchase Payments made after one year following the effective date of the benefit.

 This means that if you do not take a withdrawal on or before the 12/th/ Anniversary of the benefit, your Protected Withdrawal Value on the 12/th/ Anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

 Key Feature - Annual Income Amount under Spousal Highest Daily Lifetime Income The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 45-54, 3.5% for ages 55 to less than 59 1/2; 4.5% for ages 59 1/2 to 84, and
 5.5% for ages 85 and older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under Spousal Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess

 Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

 As discussed in this paragraph, when you make a partial withdrawal that is subject to tax withholding, we will identify the amount that includes not only the amount you actually receive, but also the amount of the tax withholding, to determine whether your withdrawal has exceeded the Annual Income Amount. When you take a partial withdrawal, you may request a "gross" withdrawal amount (e.g., $2000) but then have tax withholding deducted from the amount you actually receive. The portion of a withdrawal that exceeded your Annual Income Amount (if any) would be treated as Excess Income and thus would reduce your Annual Income Amount in subsequent years. Alternatively, you may request that a "net" withdrawal amount actually be paid to you (e.g., $2000), with the understanding that any tax withholding (e.g., $240) be applied to your remaining Account Value. In the latter scenario, we determine whether any portion of the withdrawal is to be treated as Excess Income by looking to the sum of the net amount you actually receive (e.g., $2000) and the amount of any tax withholding (in this example, a total of $2240). The amount of that sum (e.g., the $2000 you received plus the $240 for the tax withholding) that exceeds your Annual Income Amount will be treated as Excess Income - thereby reducing your Annual Income Amount in subsequent years.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 45-54, 3.5% for ages 55 to less than 59 1/2, 4.5% for ages 59 1/2 to 84, and 5.5% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

 If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 Highest Daily Auto Step-Up
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 45-54, 3.5% for ages 55 to less than 59 1/2, 4.5% for ages 59 1/2 to 84, and 5.5% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges".

 If you are enrolled in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any Systematic Withdrawal program.

 Spousal Highest Daily Lifetime Income does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income or any other fees and charges under the Annuity. Assume the following for all three examples:
   .   The Issue Date is November 1, 2011
   .   Spousal Highest Daily Lifetime Income is elected on August 1, 2012
   . Both designated lives were 70 years old when they elected Spousal Highest Daily Lifetime Income Benefit
   .   The first withdrawal is a Lifetime Withdrawal.

 Example of dollar-for-dollar reductions
 On October 24, 2012, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 59 1/2 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2012) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900).

 Example of Proportional Reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2012 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $2,100 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income (i.e., Excess Income) to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 Here is the calculation:

     Account Value before Lifetime Withdrawal                  $118,000.00
     Less amount of "non" Excess Income                        $  2,900.00
     Account Value immediately before Excess Income of $2,100  $115,100.00
     Excess Income amount                                      $  2,100.00
     Ratio                                                            1.82%
     Annual Income Amount                                      $  5,400.00
     Less ratio of 1.82%                                       $     98.28
     Annual Income Amount for future Annuity Years             $  5,301.72

 Example of highest daily auto step-up
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $5,400. However, the Excess Income on October 29 reduces the amount to $5,301.72 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% (since the younger designated life is between 59 1/2 and 84 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and Purchase Payments is greater than $5,301.72. Here are the calculations for determining the daily values. Only the October 26 value is being adjusted for Excess Income as the October 30, October 31, and November 1 Valuation Days occur after the Excess Income on October 29.

                                  Highest Daily Value
                                     (adjusted for           Adjusted Annual
                                withdrawal and purchase Income Amount (4.5% of the
Date*             Account value       payments)**          Highest Daily Value)
-----             ------------- ----------------------- --------------------------
October 26, 2012   $119,000.00        $119,000.00               $5,355.00
October 29, 2012   $113,000.00        $113,986.98               $5,129.41
October 30, 2012   $113,000.00        $113,986.98               $5,129.41
October 31, 2012   $119,000.00        $119,000.00               $5,355.00
November 1, 2012   $118,473.00        $119,000.00               $5,355.00

 * In this example, the Annuity Anniversary date is November 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of November 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on October 26, resulting in an adjusted Annual Income Amount of $5,355.00. This amount is adjusted on October 29 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on October 26 is first reduced dollar-for-dollar by $2,900 ($2,900 is the remaining Annual Income Amount for the Annuity Year), resulting in an Account Value of $116,100 before the Excess Income.
   . This amount ($116,100) is further reduced by 1.82% (this is the ratio in the above example which is the Excess Income divided by the Account Value immediately preceding the Excess Income) resulting in a Highest Daily Value of $113,986.98.
   . The adjusted October 29 Highest Daily Value, $113,986.98, is carried forward to the next Valuation Date of October 30. At this time, we compare this amount to the Account Value on October 30, $113,000. Since the October 29 adjusted Highest Daily Value of $113,986.98 is greater than the October 30 value, we will continue to carry $113,986.98 forward to the next Valuation Day of October 31. The Account Value on
       October 31, $119,000.00, becomes the final Highest Daily Value since it exceeds the $113,986.98 carried forward.
   . The October 31 adjusted Highest Daily Value of $119,000.00 is also greater than the November 1 value, so we will continue to carry $119,000.00 forward to the final Valuation Day of November 1.

 In this example, the final Highest Daily Value of $119,000.00 is converted to an Annual Income Amount based on the applicable percentage of 4.5%, generating an Annual Income Amount of $5,355.00. Since this amount is greater than the current year's Annual Income Amount of $5,301.72 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on November 1, 2012 and continuing through October 31, 2013, will be stepped-up to $5,355.00.

 Non-Lifetime Withdrawal Feature
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime Income. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce both by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the withdrawal.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. Thus, the first withdrawal will be a Lifetime Withdrawal.

 Example - Non-Lifetime Withdrawal (proportional reduction)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:
   .   The Issue Date is December 1, 2011
   .   Spousal Highest Daily Lifetime Income is elected on September 4, 2012
   .   The Account Value at benefit election was $105,000
   . Each designated life was 70 years old when he/she elected Spousal Highest Daily Lifetime Income No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income

 On October 3, 2012, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2012 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 Here is the calculation:

      Withdrawal amount                                          $ 15,000
      Divided by Account Value before withdrawal                 $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      12th benefit year Minimum Periodic Value                   $183,750

 Required Minimum Distributions
 See the sub-section entitled "Required Minimum Distributions" in the prospectus section above concerning Highest Daily Lifetime Income for a discussion of the relationship between the RMD amount and the Annual Income Amount.

 Benefits Under Spousal Highest Daily Lifetime Income
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime Income, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, Spousal Highest Daily Lifetime Income terminates, and no additional payments will be made. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life provided the designated lives were spouses at the death of the first designated life.
..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value, less any applicable state required premium tax, to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 Other Important Considerations
..   Withdrawals under Spousal Highest Daily Lifetime Income are subject to all of the terms and conditions of the Annuity. Withdrawals made while Spousal Highest Daily Lifetime Income is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active Systematic Withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata. The first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.
..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolios appears in the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST
    Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Sub-account triggered by the pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or upon addition of additional Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
..   If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
..   Any Death Benefit, including any optional Death Benefit that you elect, will terminate if withdrawals taken under Spousal Highest Daily Lifetime Income reduce your Account Value to zero (see "Death Benefits" earlier in the prospectus).
..   The current charge for Spousal Highest Daily Lifetime Income is 0.95%
    annually of the greater of Account Value and Protected Withdrawal Value.
    The maximum charge for Spousal Highest Daily Lifetime Income is 1.50% annually of the greater of the Account Value and Protected Withdrawal
    Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day's Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

 Election of and Designations under the Benefit
 Spousal Highest Daily Lifetime Income can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Currently, Spousal Highest Daily Lifetime Income only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner's spouse. Each Owner/Annuitant and the Beneficiary must be at least 45 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The
    Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be at least 45 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be at least 45 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
 (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, Spousal Highest Daily Lifetime Income may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage.

 Spousal Highest Daily Lifetime Income can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Spousal Highest Daily Lifetime Income, you lose the guarantees that you had accumulated under your existing benefit, and your guarantees under Spousal Highest Daily Lifetime Income will be based on your Account Value on the effective date of Spousal Highest Daily Lifetime Income. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

 If you wish to elect this benefit and you are currently participating in a Systematic Withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income so long as you participate in a Systematic Withdrawal program in which withdrawals are not taken pro rata.

 Termination of the Benefit
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

 The benefit automatically terminates upon the first to occur of the following:
..   upon our receipt of Due Proof of Death of the first designated life, if the surviving spouse opts to take the death benefit under the Annuity (rather than continue the Annuity) or if the surviving spouse is not an eligible designated life;
..   upon the death of the second designated life;
..   your termination of the benefit;
..   your surrender of the Annuity;
..   your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);
..   both the Account Value and Annual Income Amount equal zero; or
..   you cease to meet our requirements as described in "Election of and
    Designations under the Benefit".

 "Due Proof of Death" is satisfied when we receive all of the following in Good
 Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds ( representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Upon termination of Spousal Highest Daily Lifetime Income other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 How Spousal Highest Daily Lifetime Income Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
 See "How Highest Daily Lifetime Income Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in the discussion of Highest Daily Lifetime Income Benefit above for information regarding this component of the benefit.

 Additional Tax Considerations
 Please see the Additional Tax Considerations section under Highest Daily Lifetime Income above.

                     APPENDIX D - FORMULA FOR GRO PLUS II

 The following are the terms and definitions referenced in the transfer calculation formula:

   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   . V\\F\\ is the current Account Value of any fixed-rate Sub-accounts of the Annuity

   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\l\\ is the lower target value. Currently, it is 79%.

   .   C\\t\\ is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

   . T is the amount of a transfer into or out of the AST bond portfolio Sub-account.

 For each guarantee provided under the benefit,

   .   G\\i\\ is the guarantee amount

   .   N\\i\\ is the number of days until the maturity date

   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable guarantee period. We call the greatest of these values the "current liability (L)."

    L    =    MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\) /(Ni/365)/

 Next the formula calculates the following formula ratio:

                     r    =    (L - B) / (V\\V\\ + V\\F\\)

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account ( "90% cap rule"). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the AST bond portfolio Sub-account if r (greater than) C\\u\\, subject to the 90% cap rule.

 The transfer amount is calculated by the following formula:

 T    =    {Min (MAX (0, (.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.

 The formula will transfer assets out of the AST bond portfolio Sub-account if r (less than) C\\l\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:

  T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 90% Cap Rule: If, on any Valuation Day the Rider remains in effect, a transfer into the AST bond portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST bond portfolio Sub-account, any transfers into the AST bond portfolio Sub-account will be suspended even if the formula would otherwise dictate that a transfer into the AST bond portfolio Sub-account should occur. Transfers out of the AST bond portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs. Due to the performance of the AST bond portfolio Sub-account and the elected Sub-accounts, the Account Value could be more than 90% invested in the AST bond portfolio Sub-account.

                 APPENDIX E - FORMULA FOR HIGHEST DAILY GRO II

 FORMULA FOR ELECTIONS OF HIGHEST DAILY GRO II MADE PRIOR TO JULY 16, 2010 The following are the terms and definitions referenced in the transfer calculation formula:

   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   . V\\F\\ is the current Account Value of any fixed-rate Sub-accounts of the Annuity

   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\l\\ is the lower target value. Currently, it is 79%.

   .   C\\t\\ is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

   . T is the amount of a transfer into or out of the AST bond portfolio Sub-account.

 For each guarantee provided under the benefit,

   .   G\\i\\ is the guarantee amount

   .   N\\i\\ is the number of days until the maturity date

   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable guarantee period. We call the greatest of these values the "current liability (L)."

    L    =    MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\) /(Ni/365)/

 Next the formula calculates the following formula ratio:

                     r    =    (L - B) / (V\\V\\ + V\\F\\)

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account ( "90% cap rule"). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the AST bond portfolio Sub-account if r (greater than) C\\u\\, subject to the 90% cap rule.

 The transfer amount is calculated by the following formula:

 T    =    {Min (MAX (0, (.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.

 The formula will transfer assets out of the AST bond portfolio Sub-account if r (less than) C\\l\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:

  T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 90% Cap Rule: If, on any Valuation Day the Rider remains in effect, a transfer into the AST bond portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST bond portfolio Sub-account, any transfers into the AST bond portfolio Sub-account will be suspended even if the formula would otherwise dictate that a transfer into the AST bond portfolio Sub-account should occur. Transfers out of the AST bond portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs. Due to the performance of the AST bond portfolio Sub-account and the elected Sub-accounts, the Account Value could be more than 90% invested in the AST bond portfolio Sub-account.

                 FORMULA FOR ELECTIONS OF HD GRO II MADE ON OR
                              AFTER JULY 16, 2010

 The operation of the formula is the same as for elections of HD GRO II prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.

 The following are the Terms and Definitions referenced in the Transfer Calculation Formula:

   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   . V\\F\\ is the current Account Value of the elected Fixed Rate Options of the Annuity

   .   B is the total current value of the Transfer Account

   . C\\l\\ is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\t\\ is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\u\\ is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

   .   T is the amount of a transfer into or out of the Transfer Account

   . "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Net Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability (L)".

  L    =    MAX (L\\i\\ ), where L\\i\\ = G\\i\\ / (1 + d\\i\\ ) /(Ni /365)/

 Where:

..   G\\i\\ is the value of the Guarantee Amount or the Projected Future
    Guarantee

..   N\\i\\ is the number of days until the end of the Guarantee Period

..   d\\i\\ is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

 Next the formula calculates the following formula ratio (r):

                    r    =    (L - B) / (V\\V\\ + V\\F\\ ).

 If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the 90% Cap Feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C \\u\\ and if transfers have not been suspended due to the 90% Cap Feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

 The transfer amount is calculated by the following formula:

 T    =    {Min (MAX(0, (.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\ ) * C\\t\\ ] / (1 - C\\t\\ ))}

 If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.

 The formula will transfer assets out of the Transfer Account if r (less than) C \\l\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\ ) * C\\t\\ ] / (1 - C\\t\\ ))}

 If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 90% Cap Feature: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

APPENDIX F - FORMULA FOR HIGHEST DAILY LIFETIME INCOME 2.0 SUITE, HIGHEST DAILY LIFETIME INCOME SUITE AND HIGHEST DAILY LIFETIME 6 PLUS SUITE OF LIVING BENEFITS

 This Appendix describes the formula used with the following living benefits:

 The Highest Daily Lifetime 6 Plus Suite (offered from March 15, 2010 to January 23, 2011):
   .   Highest Daily Lifetime 6 Plus Income Benefit;
   .   Spousal Highest Daily Lifetime 6 Plus Income Benefit.

 The Highest Daily Lifetime Income Suite (offered from January 24, 2011 to August 19, 2012):
   .   Highest Daily Lifetime Income;
   .   Spousal Highest Daily Lifetime Income.

 The Highest Daily Lifetime Income 2.0 Suite:
   .   Highest Daily Lifetime Income 2.0;
   .   Spousal Highest Daily Lifetime Income 2.0;
   .   Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit;
   .   Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death
       Benefit.

  TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST
                       INVESTMENT GRADE BOND SUB-ACCOUNT

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Income 2.0 Suite, Highest Daily Lifetime Income Suite and Highest Daily Lifetime 6 Plus Suite of benefits (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . Cu\\s\\ - The secondary upper target is established on the Effective Date and is not changed for the life of the guarantee. Currently it is 84.5%

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors)

   .   V - the total value of all Permitted Sub-accounts in the Annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments, and adjusted proportionally for Excess Income*, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional Purchase Payments and adjusted proportionately for Excess Income* and (3) any highest daily Account Value occurring on or after the later of the immediately preceding Annuity anniversary, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional Purchase Payments and adjusted for withdrawals, as described herein.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

   . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio.

 * Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

 DAILY TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. Target Values are subject to change for new elections of this benefit on a going-forward basis.

                            L    =    0.05 * P * a

 Daily Transfer Calculation:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                      Target Ratio r    =    (L - B) / V

   . If on the third consecutive Valuation Day r (greater than) C\\u\\ and r (less or =) Cu\\s\\ or if on any day r (greater than) Cu\\s\\, and transfers have not been suspended due to the 90% cap rule, assets in the Permitted Sub-accounts and the Fixed Allocations, if applicable, are transferred to the AST Investment Grade Bond Portfolio Sub-account.

   . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts as described above.

 90% Cap Rule: If, on any Valuation Day this benefit remains in effect, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs that results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs either due to a Daily or Monthly Transfer Calculation. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-accounts, the Account value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

   . The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V + B)) - B),                 Money is transferred from the Permitted
           [L - B - V * C\\t\\] / (1 - C\\t\\))                Sub-accounts and the Fixed Allocations to the
                                                               AST Investment Grade Bond Sub-account

 T    =    {Min (B, - [L - B - V * C\\t\\] / (1 - C\\t\\))}    Money is transferred from the AST Investment
                                                               Grade Bond Sub-account to the Permitted
                                                               Sub-accounts

 Monthly Transfer Calculation
 On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur:

 If, after the daily Transfer Calculation is performed,

 {Min (B, .05 * (V + B))} (less than) (C\\u\\ * V - L + B) / (1 - C\\u\\), then

 T\\M\\    =    {Min (B, .05 * (V + B))}    Money is transferred from the AST Investment
                                            Grade Bond Sub-account to the Permitted
                                            Sub-accounts.

 Targets referenced in the Transfer Calculation Formula:
 C\\u\\ = [83%
 Cu\\s\\ = 84.5%
 C\\t\\ = 80%
 C\\l\\ = 78%]

                     "a" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*

      Months
Years   1      2     3     4     5     6     7     8     9    10    11     12
----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
  1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
  2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
  3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
  4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
  5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
  6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
  7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
  8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
  9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13   10.07  10.04 10.00  9.96  9.93  9.89  9.89  9.82  9.79  9.75  9.71  9.68
 14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
 22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06**

 *  The values set forth in this table are applied to all ages.
 ** In all subsequent years and months thereafter, the annuity factor is 4.06

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                          FURTHER DETAILS ABOUT THE PRUCO LIFE OF NEW JERSEY PRUDENTIAL
                          PREMIER(R) ADVISOR VARIABLE ANNUITY SERIES DESCRIBED IN PROSPECTUS
                          (08/20/2012)
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